SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 3)

Filed by Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/x/      Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            ALANCO TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
                     Name of Registrant as Specified in its Charter

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /      No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1.    Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------
         2.    Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

               ----------------------------------------------------------------
         4.    Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------
         5.    Total fee paid:

               ----------------------------------------------------------------
/x/      Fee paid previously with preliminary materials.
/x/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:
                  $460.00
                  ---------------------------------------
         2.       Form, Schedule or Registration Statement No.:
                  PREM14A
                  ---------------------------------------
         3.       Filing Party:
                  Registrant
                  ---------------------------------------
         4.       Date Filed:
                  January 28, 2002
                  ---------------------------------------









April 17, 2002



Dear Shareholder,

You are cordially invited to attend a special meeting of shareholders of Alanco Technologies, Inc. ("Alanco" or the "Company") to be held on May 14, 2002, at 10:00 a.m. local time at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260.

The purpose of this special meeting is to approve: 1) an amendment to Article IV of Alanco's Articles of Incorporation so that the authorized capital stock of the Corporation shall consist of 75,000,000 shares of Class A Common Stock, 25,000,000 shares of Class B Common Stock, and 25,000,000 shares of Preferred Stock; 2) the issuance of shares of the Company's Class A and Class B common stock to Technology Systems International, Inc. ("TSI") in connection with the acquisition of the assets of TSI in accordance with the terms and conditions of the TSI Amended Acquisition Agreement ("Acquisition Agreement") dated March 15, 2002, which is attached as Appendix B to the proxy statement; and 3) the issuance of up to 75,000 shares of Alanco's Series B Convertible Preferred Stock in support of the TSI acquisition and subsequent working capital requirements of the Company.

The Alanco Board of Directors has determined that the amendment to Alanco's Articles of Incorporation, the TSI Acquisition Agreement, and the issuance of Series B Convertible Preferred Stock are advisable, fair to, and in the best interests of the Alanco shareholders. THEREFORE, THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE ARTICLES OF INCORPORATION, THE TSI ACQUISITION, AND THE ISSUANCE OF SERIES B CONVERTIBLE PREFERRED STOCK, AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE AMENDMENT TO ALANCO'S ARTICLES OF INCORPORATION, THE ISSUANCE OF SHARES OF ALANCO'S CLASS A AND CLASS B COMMON STOCK IN CONNECTION WITH CONSUMMATION OF THE ACQUISITION AGREEMENT, AND THE ISSUANCE OF SHARES OF ALANCO'S SERIES B CONVERTIBLE PREFERRED STOCK. The accompanying notice of meeting and proxy statement explain the proposals and provide specific information about the special meeting.

YOUR VOTE is important! WE CANNOT COMPLETE THE ACQUISITION OR THE ISSUANCE OF COMMON STOCK AND PREFERRED STOCK UNLESS A MAJORITY OF THE VOTES CAST BY THE HOLDERS OF OUR OUTSTANDING SHARES OF COMMON STOCK AT THE SPECIAL MEETING ARE IN FAVOR OF THE PROPOSALS. IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING, WHETHER OR NOT YOU PLAN TO ATTEND PERSONALLY. THEREFORE, YOU SHOULD COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

On behalf of our Board of Directors, we thank you for your continued support.

Sincerely yours,



Robert R. Kauffman
Chairman of the Board and
Chief Executive Officer

                            ALANCO TECHNOLOGIES, INC.
                       15900 North 78th Street, Suite 101
                            Scottsdale, Arizona 85260
                                 (480) 607-1010


                                 PROXY STATEMENT

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             To Be Held May 14, 2002

TO THE SHAREHOLDERS OF ALANCO TECHNOLOGIES, INC.

NOTICE HEREBY IS GIVEN that a Special Meeting of Shareholders of Alanco Technologies, Inc., an Arizona corporation ("Alanco" or the "Company"), will be held at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260, on May 14, 2002, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the following Proposals:

(1)  APPROVAL OF AN AMENDMENT TO ARTICLE IV OF ALANCO'S ARTICLES OF
     INCORPORATION.

     The proposal amends Article IV of Alanco's Articles of Incorporation wherein the authorized capital stock of the Corporation shall consist of Seventy-Five Million (75,000,000) shares of Class A Common Stock, each entitled to one vote per share, Twenty-Five Million (25,000,000) shares of Class B Common Stock, each entitled to one-one hundredth (1/100th) of one vote per share, and Twenty-Five Million (25,000,000) shares of Preferred Stock, the voting and other rights of which may be determined by Alanco's Board of Directors.

     NOTE: THE COMPANY CANNOT PROCEED WITH PROPOSAL NOS. 2 AND 3 WITHOUT THE APPROVAL OF PROPOSAL NO. 1.

(2) APPROVAL OF THE ISSUANCE OF SHARES OF ALANCO'S CLASS A AND CLASS B COMMON STOCK IN CONNECTION WITH THE ACQUISITION OF TECHNOLOGY SYSTEMS INTERNATIONAL, INC.

     The proposal relates to the acquisition of the Technology Systems International, Inc. ("TSI") monitoring business by Alanco's purchase of substantially all of the assets and the assumption of specified liabilities of TSI pursuant to the Amended Acquisition Agreement ("Acquisition Agreement") dated March 15, 2002, through the issuance of shares of Alanco's Class A and Class B common stock to TSI. A copy of the Acquisition Agreement is attached as Appendix B.

(3) APPROVAL OF THE ISSUANCE OF UP TO 75,000 SHARES OF ALANCO'S SERIES B CONVERTIBLE PREFERRED STOCK IN SUPPORT OF THE TSI ACQUISITION AND SUBSEQUENT WORKING CAPITAL REQUIREMENTS OF THE COMPANY.

     The proposal relates to issuance of shares of Alanco's Series B Convertible Preferred Stock, the proceeds of which will be used to support the TSI acquisition and the working capital requirements of the Company. A description of the relative rights and privileges of the Series B Convertible Preferred Stock is attached to this proxy statement as Appendix C.

Holders of the outstanding Common Stock of the Company of record at the close of business on March 18, 2002, will be entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof.

THE ALANCO BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS APPROVE THE AMENDMENT TO ARTICLE IV OF ALANCO'S ARTICLES OF INCORPORATION, THE ISSUANCE OF SHARES OF ALANCO'S CLASS A AND CLASS B COMMON STOCK IN CONNECTION WITH THE PROPOSED ACQUISITION, AND THE ISSUANCE OF SHARES OF ALANCO'S SERIES B CONVERTIBLE PREFERRED STOCK IN SUPPORT OF THE TSI ACQUISITION AND SUBSEQUENT WORKING CAPITAL REQUIREMENTS OF THE COMPANY.

Under Arizona law, shareholders do not have any dissenters' rights of appraisal with respect to the actions to be taken. All shareholders, whether or not they expect to attend the Special Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS,

                                           ADELE L. MACKINTOSH
                                           CORPORATE SECRETARY
Scottsdale, Arizona April 17, 2002

                            ALANCO TECHNOLOGIES, INC.
                       15900 North 78th Street, Suite 101
                            Scottsdale, Arizona 85260
                                 (480) 607-1010





                                 PROXY STATEMENT




                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             To Be Held May 14, 2002

                                TABLE OF CONTENTS
                                                                      Page No.
QUESTIONS AND ANSWERS ABOUT THE PROPOSALS                              (i)
  1. SUMMARY TERM SHEET                                                  1
  2. INTRODUCTION                                                        5
  3. SPECIAL FACTORS                                                     5
  4. THE COMPANIES                                                       7
     Information Concerning Alanco                                       7
     Information Concerning TSI                                          8
  5. THE SPECIAL MEETING                                                 9
     Date, Time and Place                                                9
     Matters to be Considered                                            9
     Record Date, Shares Outstanding and Entitled to Vote               10
     Quorum, Vote Required                                              10
     Share Ownership of Management and Certain Stockholders             10
     Voting and Revocation of Proxies                                   10
     Proxy Solicitation                                                 10
  6. ISSUANCE OF COMMON SHARES                                          10
  7. PROPOSAL NO. 1:  AMENDMENT OF ALANCO'S ARTICLES OF
     INCORPORATION                                                      11
     Purpose of Amendment to Article IV                                 11
     Amendment to Article IV                                            12
     Recommendations of the Alanco Board of Directors                   12
  8. PROPOSAL NO. 2:  THE TSI ACQUISITION                               12
     Purpose, Structure and Effect of the Acquisition                   12
     Background of the Acquisition                                      13
     Recommendations of the Alanco Board of Directors                   15
     Certain Financial Projections                                      15
     Regulatory Approvals                                               16
     Antitrust                                                          16
     Accounting Treatment                                               16
     Independent Appraisals and/or Opinions                             16
     Interests of Certain Persons in the Acquisition,
     Possible Conflicts of Interest                                     16
  9. PROPOSAL NO. 3:  SERIES B CONVERTIBLE PREFERRED STOCK              16
     Purpose of Issuance of Preferred Stock                             16
     Description of Series B Preferred Rights                           17
     Accounting Presentation                                            17
     Recommendations of the Alanco Board of Directors                   17
10.  CHANGE OF CONTROL                                                  18
 11. THE TSI ACQUISITION DOCUMENTS                                      18
     11.1  Amended Acquisition Agreement                                18
     11.2  Registration Rights Agreement                                19
     11.3  EMS Assignment Agreement                                     20
     11.4  TSI Amended Loan Agreement                                   20
 12. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
     MANAGEMENT                                                         20
     Security Ownership of Certain Beneficial Owners                    20
     Projected Security Ownership of Certain Beneficial
     Owners After TSI Acquisition                                       21
     Security Ownership of Management                                   23
     Alanco Ownership of TSI Stock                                      23
 13. SELECTED FINANCIAL DATA AND PRO FORMA INFORMATION                  24
     Selected Historical Financial Data                                 24
     Pro Forma Financial Data                                           24
 14. INDEPENDENT PUBLIC ACCOUNTANTS                                     27
 15. OTHER MATTERS                                                      27
 16. STOCKHOLDER PROPOSALS                                              28
 17. WHERE YOU CAN FIND MORE INFORMATION                                28

APPENDIX A--     CURRENT ALANCO ARTICLES OF INCORPORATION               29
APPENDIX B--     AMENDED ACQUISITION AGREEMENT                          32
APPENDIX C--     DESCRIPTION OF SERIES B PREFERRED RIGHTS               51
APPENDIX D--     REGISTRATION RIGHTS AGREEMENT                          55
APPENDIX E--     EMS ASSIGNMENT AGREEMENT                               60
APPENDIX F--     TSI AMENDED LOAN AGREEMENT                             66
APPENDIX G--     Alanco Quarterly Report on Form 10-QSB
                 for QUARTER endED 12/31/01                             72
APPENDIX H--     Alanco Annual Report on Form 10-KSB
                 for the year ended 06/30/01                            82
APPENDIX I--     TSI AUDITED FINANCIAL STATEMENTS                      106
APPENDIX J--     TSI INTERIM FINANCIAL STATEMENTS                      122
APPENDIX K--     CONSENT LETTER FROM SEMPLE & COOPER LLP               131
APPENDIX L--     CONSENT LETTER FROM BILLIE ALLRED, CPA                132


                    QUESTIONS AND ANSWERS ABOUT THE PROPOSALS


Q:   What am I being asked to vote on?

A:   You are being asked to vote to:

     1) approve the amendment to Article IV of Alanco's Articles of Incorporation so that the authorized capital stock of the Corporation shall consist of 75,000,000 shares of Class A Common Stock, each entitled to one vote per share, 25,000,000 shares of Class B Common Stock, each entitled to one-one hundredth (1/100th) of one vote per share, and 25,000,000 shares of Preferred Stock, the voting and other rights of which may be determined by Alanco's Board of Directors. (A copy of the current Articles of Incorporation is attached as Appendix A. The proposed amended Article IV is shown in its entirety in Section 7 of this Proxy Statement.)

     2) approve the issuance of shares of Alanco's Class A and Class B common stock to Technology Systems International, Inc. ("TSI"), a Nevada corporation, in connection with the acquisition of substantially all of the assets of TSI by Alanco, pursuant to the Acquisition Agreement dated March 15, 2002, a copy of which is attached as Appendix B.

     3) approve the issuance of up to 75,000 shares of Alanco's Series B Convertible Preferred Stock in support of the TSI acquisition and subsequent working capital requirements of the Company. A description of the Convertible Preferred Stock is attached as Appendix C.

Q:   Who is TSI?

A: Technology Systems International, Inc. ("TSI") is a Scottsdale, Arizona, developer of proprietary, wireless RF (radio frequency) identification, location and tracking technology utilized currently for area security management and information systems, primarily focusing on the correctional facilities market.

Q:   How will Alanco complete the purchase of TSI?

A: Pursuant to the Acquisition Agreement, TSI's business and substantially all of its assets will be transferred to a wholly owned subsidiary of Alanco in exchange for shares of Alanco's Class A and Class B common stock and the assumption by Alanco of certain liabilities of TSI.

Q:   What would be the effect of amending Article IV of Alanco's Articles of
Incorporation?

A: The present Article IV of the Company's Articles of Incorporation provides for the following capital stock of the Corporation: 1) 100,000,000 shares of no par value Common Stock, each entitled to one vote per share, 2) 5,000,000 shares of Class A Cumulative Convertible Preferred Stock, and 3) 20,000,000 shares of Class B Cumulative Preferred Stock. The proposed amended Article IV would provide for the following capital stock of the Corporation: 1) 75,000,000 shares of Class A Common Stock, each entitled to one vote per share, 2) 25,000,000 shares of Class B Common Stock, each entitled to one-one hundredth of one vote per share, and 3) 25,000,000 shares of Preferred Stock, the voting and other rights of which may be determined by Alanco's Board of Directors. The authorization of Class B Common Stock of the Corporation allows for the issuance of shares of the Company's stock that have limited voting rights as compared to Class A Common Stock. The Company's intent is to establish a separate class of common stock whereby control of the Company will not be significantly affected by issuance of such stock.

Q:   Why is the Board of Directors recommending that I vote to approve and adopt the proposals?

A: In the opinion of the Alanco Board of Directors, the terms and provisions of the Acquisition Agreement are fair and in the best interests of Alanco and its stockholders. The Board of Directors reviewed the proposed transaction, and approved the terms of the acquisition, the proposal to issue the Series B Convertible Preferred Stock, and the proposed amendment to Article IV of Alanco's Articles of Incorporation. To review the background of and reasons for the acquisition, see Section 8 of this proxy statement.






                                       (i)
Q:   What are the special interests or possible  conflicts of interest of any of Alanco's officers or Board of Directors with regard to the TSI acquisition?

A: Robert R. Kauffman, Chairman of the Board and Chief Executive Officer of Alanco, has certain interests in the TSI acquisition that may be different from or in addition to the interests of other Alanco stockholders, which may create potential conflicts. Mr. Kauffman is a member of the Board of Directors of TSI, owns 455,000 shares (less than 2%) of TSI's outstanding shares, and has options to purchase 62,500 shares of TSI common stock at a price of approximately $1.00 per share. Pursuant to the TSI Acquisition Agreement, upon closing and shareholder approval of the TSI acquisition, Mr. Kauffman, as a TSI shareholder, will be issued approximately 133,600 shares of Alanco Class A common stock, valued at approximately $89,500 based on the closing market price as of March 15, 2002. If TSI achieves certain financial goals in 2002 as outlined in the TSI Acquisition Agreement, Mr. Kauffman would receive up to an additional approximately 378,500 shares of Alanco Class B common stock, valued at approximately $253,600 based on the closing market price as of March 15, 2002. Alanco's Board of Directors was aware of Mr. Kauffman's interests in the transaction and considered them when they approved the TSI acquisition.

Q:   When and where is the special meeting?

A:   The special meeting of stockholders of Alanco will be held at 10:00 a.m.,
Mountain Standard Time, on Tuesday, May 14,2002, at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260.

Q:   Who can vote at the Alanco special meeting?

A: You can vote at the special meeting if you owned shares of Alanco common stock at the close of business on the record date, which is March 18, 2002. As of the close of business on that day, approximately 10,200,083 shares of Alanco common stock were outstanding.

Q:   How many votes are required to approve the proposals?

Provided a quorum is present, approval of the amendment to Alanco's Articles of Incorporation, completion of the acquisition, and approval of the issuance of Alanco's Series B Convertible Preferred Stock requires an affirmative vote by the majority of the votes cast by the holders of our outstanding shares of common stock at the special meeting. THE COMPANY CANNOT PROCEED WITH THE TSI ACQUISITION OR ISSUANCE OF THE PREFERRED STOCK WITHOUT THE APPROVAL OF PROPOSAL NO. 1 - AMENDMENT TO ARTICLE IV OF THE ARTICLES OF INCORPORATION.

Q:   What happens if I do not vote?

A: Your vote is important. We cannot amend Alanco's Articles of Incorporation, complete the acquisition, or the issuance of Alanco's Series B Convertible Preferred Stock unless a majority of the votes cast at the special meeting by the holders of our outstanding shares of common stock are in favor of the approval and consummation of the proposals.

Q:   What rights do I have if I oppose the proposals?

A:   Under Arizona law, shareholders do not have any dissenters' rights of appraisal with respect to the actions to be taken.

Q:   When will the acquisition occur?

A: We plan to close the acquisition as soon as is reasonably practicable after the special meeting. For accounting consolidation purposes, the acquisition is anticipated to have an effective date of May 1, 2002.

Q:   What do I need to do now?

A: You should thoroughly read this proxy statement and indicate on your proxy card how you want to vote your shares of Alanco stock. You should then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares of Alanco stock may be represented at the special meeting. The meeting will take place on May 14, 2002, at 10:00 a.m., Mountain Standard Time. Alanco's Board of Directors unanimously recommends that you vote FOR approval of the amendment to Article IV of Alanco's Articles of Incorporation, FOR approval of the issuance of shares of Alanco's Class A and Class B common stock to TSI in connection with the proposed acquisition, and FOR approval of the issuance of Alanco's Series B Convertible Preferred Stock in support of the TSI acquisition and subsequent working capital requirements of the Company.


                                      (ii)
Q:   Can I change my vote after I have mailed in my signed proxy card?

A: Yes. You can change your vote at any time before we vote your proxy at the special meeting. You can do so in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy to the Corporate Secretary of Alanco at the address given below. Second, you can request a new proxy card and complete and send it to the Corporate Secretary of Alanco at the address given below. Third, you can attend the special meeting and vote in person. You should send any written notice or request for a new proxy card to the attention of Adele L. Mackintosh, Corporate Secretary, Alanco Technologies, Inc., 15900 North 78th Street, Suite 101, Scottsdale, Arizona 85260.

Q:   What are the inherent risks involved in this proposed transaction?

A: Several risk factors should be considered with regard to the proposed TSI acquisition, including, but not limited to, integration of the existing and proposed businesses, general economic conditions, availability of capital, losses incurred by the Company and by TSI, safeguarding intellectual property, dependence on key personnel, business competition, dilutive effect of the transaction, employee stock option dilution, unforeseen expenses, and future payment of cash dividends. All, or any, of these factors could have a material adverse effect on the business, operating results and financial condition of the Company, which could result in a decline of the trading price of Alanco's Class A common stock. Refer to Section 3 of this Proxy Statement for further discussion of risk factors.

Q:   What are the tax consequences of the acquisition to me?

A:   There are no tax consequences for the holders of Alanco stock with regard to this acquisition.

Q:   Who can answer further questions?

A: If you have questions about Alanco Technologies, Inc. ("Alanco") or the proposals, you should contact Robert R. Kauffman, Chairman of the Board and Chief Executive Officer, or John A. Carlson, Executive Vice President and Chief Financial Officer, Alanco Technologies, Inc., 15900 North 78th Street, Suite 101, Scottsdale, Arizona 85260, 480-607-1010.

If you have questions about Technology Systems International, Inc. ("TSI"), you should contact Greg M. Oester, Chief Executive Officer, Technology Systems International, Inc., 15575 North 83rd Way, Suite 4, Scottsdale, Arizona 85260, 480-998-7700.


                                      (iii)

                                       30
  1.   SUMMARY TERM SHEET

This summary term sheet highlights selected information about the proposals contained in this proxy statement and may not contain all of the information that is important to you. To understand the proposals more fully and for a complete description of the legal terms of the proposals, you should read carefully this entire proxy statement, including Appendices, and the documents we refer you to. We have included page number references parenthetically to direct you to the place in this proxy statement where you can find a more complete description of the topics presented in the summary.

                            Special Factors (Page 5)

There are several risk factors that should be considered with regard to the proposed TSI acquisition. Among those risk factors are the integration of the existing storage businesses of the Company and the proposed TSI business, the general economic conditions at present and in the future, THE FINANCIAL CONDITION OF TSI, the availability of capital to meet the future financial needs of the Company, the past losses incurred by the Company AND TSI, the ability to safeguard the Company's intellectual property, the Company's dependence on key personnel, the competitive environment of the Company's businesses, the dilution caused by the transaction and by the exercise of outstanding employee stock options, the possibility of expenses incurred with regard to the indemnification of the Company's officers and directors, and the possible future payment of cash dividends on the Company's stock. All, or any, of these factors could have a material adverse effect on the business, operating results and financial condition of the Company, which could result in a decline of the trading price of Alanco's Class A common stock.

                             The Companies (Page 7)

Alanco Technologies, Inc. ("Alanco"or the "Company"), a publicly traded (NASDAQ:
ALAN) company incorporated under the laws of the State of Arizona, focuses on high-growth information technology markets. Through its wholly-owned subsidiaries, Alanco provides comprehensive Storage Area Network (SAN) solutions from SanOne, Inc.; complementary Network Attached Storage (NAS) from Excel/Meridian Data, Inc. and NetZerver, Inc.; and storage upgrade solutions for legacy computer systems from Arraid, Inc.

TSI is a privately owned corporation, incorporated under the laws of the state of Nevada and based in Scottsdale, Arizona. TSI has developed a proprietary, wireless RF (radio frequency) identification, location and tracking technology utilized for area security management and information systems, primarily focusing on the correctional facilities market ("Business"). TSI initiated marketing of the systems in 2001 and has recently completed installation of the first commercially sold system in the state of Michigan.

                          The Special Meeting (Page 9)

Date, Time and Place, and Matters To Be Considered. The special meeting will be held at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260, at 10:00 a.m., Mountain Standard Time, on Tuesday, May 14, 2002. Stockholders will be asked to consider and vote upon the proposed amendment to Article IV of Alanco's Articles of Incorporation, the proposed issuance of shares of Alanco's Class A and Class B common stock in connection with the acquisition of TSI, the proposed issuance of Series B Convertible Preferred Stock in support of the TSI acquisition and subsequent working capital requirements of the Company, and to transact such other business as may properly come before the special meeting.

Record Date, Shares Entitled to Vote. You are entitled to vote at the meeting if you owned shares of Alanco common stock as of the close of business on the record date, which is March 18, 2002. On the record date, there were 10,200,083 shares of Alanco common stock outstanding and entitled to vote at the special meeting.

Vote Required. The affirmative vote of a majority of the votes cast, providing a quorum is present, is required to approve the proposals.

Solicitation of Proxies. The costs and expenses incurred in connection with printing, filing with the SEC and mailing the proxy statements shall be borne by the Company. In addition to solicitation by mail, our directors, officers, and regular employees may solicit proxies from stockholders by telephone, personal interview or otherwise. Our directors, officers, and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with their solicitation of proxies. Brokers, nominees, fiduciaries, and other custodians have been requested to forward soliciting material to the beneficial owners of shares of Alanco common stock held of record by them, and such custodians will be reimbursed by us for their reasonable expenses.


                       Issuance of Common Shares (Page 10)

Upon Alanco shareholder approval of the issuance of Alanco shares in connection with the TSI acquisition and upon satisfaction of the other conditions to closing, Alanco will issue to TSI 6,000,000 shares of Alanco Class A common stock. In addition, Alanco will issue to EMS Technologies, Inc., a TSI vendor and shareholder, 1,000,000 shares of Alanco Class A common stock for the conversion of approximately $900,000 of debt into equity pursuant to the terms of the EMS Assignment Agreement, attached as Appendix E. Upon achievement of certain financial goals as outlined in the Acquisition Agreement, Alanco will issue up to an additional 17,000,000 shares of Class B common stock to TSI. Every share of Alanco common stock is currently entitled to equal voting rights, i.e., one vote per share, and no share has preemptive rights as to any stock thereafter authorized to be issued. The proposed amendment to Article IV of Alanco's Articles of Incorporation provides for the holders of Class A Common Stock to continue to be entitled to one vote for each share and the holders of Class B Common Stock to be entitled to one-one hundredth (1/100th) of one vote for each share. The Alanco Board of Directors has sole authority to determine the manner and method of declaring dividends for all issued stock. At this time, the Alanco Board has declared no dividend with respect to the common stock.

This transaction will be recorded under the purchase method of accounting, which requires the allocation of the purchase price to the assets acquired and liabilities assumed, based on their estimated fair values at the completion of the acquisition (with the excess of the purchase price after the allocations being recorded as goodwill). To calculate the purchase price of the transaction for accounting purposes, only the 6 million Class A common shares to be issued to TSI at closing are valued at fair market value as determined under Company policy. (See footnote 3 to the Consolidated Balance Sheet as of December 31, 2001 in Section 13 of this proxy statement for an additional discussion of the recording of the acquisition.)

In the event Class B common shares are earned under the requirements of the Acquisition Agreement and are issued based upon TSI achieving the financial goals, the Class B Common Shares issued will be valued at fair market value, as determined under Company policy, on the date they are earned. It is anticipated that any additional shares issued will result in additional goodwill that will be evaluated pursuant to Company policy as guided by FAS 141 and 142. The Class B common shares to be issued are not convertible into Class A common stock and there is no intention or requirement to make them convertible at a future date. Additional discussion and explanation of the Class B common shares is presented in Section 7 under the heading Proposal 1. See Section 13 for a more detailed discussion of the accounting treatment for this transaction.

The Company has reached a tentative agreement, pending bank approval, with Mr. James Ricketts, a TSI shareholder, to exchange the Company's investment in Preferred Stock of Gold and Minerals, Inc. for 2,070,774, or approximately 9%, of the outstanding shares of TSI. The completion of the transaction would result in write-down of the G&M investment to approximately 9% of the initial purchase valuation and an approximate 9% reduction in the number of Class A Common Shares issued at closing and the number of Class B Common Shares that may be issued per the earn-out provision of the Acquisition Agreement. See Sections 6, 8, 12 and 13 for additional discussion of this potential transaction.

                    Proposal No. 1: Amendment to Article IV of
                   Alanco's Articles of Incorporation (Page 11)

Purpose of Amendment to Article IV. Currently, the Company is authorized to issue 100,000,000 shares of Common Stock, all of which is entitled to equal voting rights, i.e., one vote per share. The proposed authorization of Class B Common Stock of the Corporation allows for the issuance of shares of the Company's stock that have limited voting rights as compared to Class A Common Stock. The Company's intent is to establish a separate class of common stock whereby control of the Company will not be significantly affected by issuance of such stock.

Amended Article IV. The amendment to Article IV of Alanco's Articles of Incorporation provides for the authorized capital stock of the Corporation to consist of 75,000,000 shares of Class A Common Stock entitled to one vote per share, 25,000,000 shares of Class B Common Stock entitled to one-one hundredth of one vote per share, and 25,000,000 shares of Preferred Stock, the voting and other rights of which may be determined by Alanco's Board of Directors. Refer to Appendix A to review the current Articles of Incorporation of Alanco Technologies, Inc. and Section 7 below to review the proposed amendment to
Article IV.

All outstanding shares of the Company's Common Stock, upon approval of the amendment, will automatically be converted into shares of the Company's Class A Common Stock. There are no outstanding shares of the Company's Preferred Stock.

Recommendations of the Alanco Board of Directors. The Alanco Board of Directors has determined that the amendment to Article IV of Alanco's Articles of Incorporation is in the best interests of Alanco and its shareholders and thereby unanimously recommends that you vote in favor of the proposal. THE APPROVAL OF THIS AMENDMENT TO THE ARTICLES OF INCORPORATION IS ESSENTIAL IN ORDER FOR THE COMPANY TO PROCEED WITH THE TSI ACQUISITION AND ISSUANCE OF PREFERRED SHARES.

                  Proposal No. 2: The TSI Acquisition (Page 12)

Purpose & Structure of the Acquisition. The purpose of the acquisition is for Alanco to acquire substantially all of TSI's Business. A wholly owned subsidiary of Alanco will acquire TSI's Business by purchasing substantially all of the assets (and assuming specific liabilities) of TSI. The transaction will be completed by Alanco issuing shares of its Class A and Class B common stock to TSI. Alanco has no other significant pending acquisitions, other than TSI, at this time.

Recommendations of the Alanco Board of Directors. Our Board of Directors has unanimously (i) determined that the Acquisition Agreement and acquisition are advisable, fair to, and in the best interests of Alanco and its stockholders, and (ii) approved the Acquisition Agreement and the acquisition, and (iii) recommended that you vote in favor of the issuance of shares of Alanco's Class A and Class B common stock in connection with the proposed acquisition.

Accounting Treatment. The Acquisition will be accounted for under the purchase method of accounting.

Interests of Certain Persons in the Acquisition, Possible Conflicts of Interest. Robert R. Kauffman, Chairman of the Board and Chief Executive Officer of Alanco, has certain interests in the acquisition that may be different from or in addition to the interests of Alanco's other stockholders. Mr. Kauffman owns an equity interest in, and is also a director of, TSI. As Mr. Kauffman owns approximately 2% of the outstanding shares of TSI stock, he would receive approximately 2% of the Alanco Class A and Class B common stock issued in connection with the proposed acquisition. These interests may create potential conflicts of interest and have been considered by Alanco's Board of Directors in their unanimous approval of the proposed transaction.

Conduct of TSI Business Prior to Acquisition Close. TSI has agreed that during the interim period from the date of the Acquisition Agreement until the closing of the transaction, TSI will conduct business diligently and in the ordinary course, discussing all material contracts and transactions with Alanco prior to executing. Pending the closing, Alanco has authority to approve all disbursements by TSI in excess of $500.

Conditions to the Acquisition. Consummation of the acquisition is subject to various conditions, including the approval of the proposed acquisition by the requisite vote of Alanco stockholders and the absence of (i) any law, court order, or injunction prohibiting the acquisition and (ii) any material adverse effect on Alanco.

      Proposal No. 3: Series B Convertible Preferred Stock (Page 16)

Purpose of Issuance of Preferred Stock. To support the TSI acquisition and subsequent working capital requirements, the Company Board of Directors is recommending the approval of the issuance of up to 75,000 shares of Series B Convertible Preferred Stock. The shares will be sold at prices based upon market conditions at the time of sale, which may result in the as converted price per share being less than the current closing price of the Company's common stock. If that were to occur, the value of any embedded beneficial conversion feature would be recognized and amortized as additional cost of financing over the minimum period from the date of issuance to the date at which the preferred shareholders can realize that return. The Preferred stock has certain priority in liquidation and dividends, can be converted into common shares, and is subject to certain redemption requirements. The Company has received a commitment, contingent on closing the TSI acquisition, for the purchase of 50,000 shares of the Series B Convertible Preferred Stock. The transaction is expected to result in a common stock converted price in excess of the market price on date of commitment, resulting in no embedded beneficial conversion feature.
Description of Series B Preferred Rights. Attached to this proxy statement as Appendix C is the Description of Series B Preferred Rights, which sets forth the preferences, rights and limitations of the Series B Convertible Preferred Stock.

Recommendations of the Alanco Board of Directors. The Alanco Board of Directors has determined that the issuance of shares of Series B Convertible Preferred Stock in support of the TSI acquisition and subsequent working capital requirements is in the best interests of Alanco and its shareholders and thereby unanimously recommends that you vote in favor of the proposal.

                           Change of Control (Page 18)

Under the terms of the Acquisition Agreement, TSI will be issued an initial payment of 6,000,000 shares of Alanco's Class A common stock upon closing the TSI Acquisition. In addition, EMS Technologies, Inc. ("EMS"), a TSI vendor and stockholder, will be issued 1,000,000 shares of Alanco's Class A common stock pursuant to an agreement to convert debt to equity. Issuance of these 7,000,000 shares of Alanco's Class A common stock will result in the TSI stockholders owning approximately 40.7% of Alanco's outstanding Class A common stock. If TSI's business meets certain specified financial goals as outlined in the Acquisition Agreement, up to 17,000,000 additional shares of Alanco's Class B common stock would be issued to TSI. Upon approval of Proposal 1, amendment to
Article IV of Alanco's Articles of Incorporation, the Class B common stock issued to TSI would be entitled to one-one hundredth (1/100th) of one vote per share, which will result, assuming all potential Class B common shares are issued, in TSI shareholders owning shares having approximately 41.3% of Alanco's outstanding voting rights. Assuming all potential Class B common shares are issued, the total TSI acquisition transaction results in the potential ability of TSI shareholders to elect a maximum of two directors to Alanco's seven-member Board of Directors, if they voted cumulatively as a block; therefore, the acquisition does not result in a change of control. Alanco has made no commitments to have TSI represented on its Board of Directors.

                     The TSI Acquisition Documents (Page 18)

The Amended Acquisition Agreement. The Amended Acquisition Agreement sets forth the specific details of the transaction between Alanco and TSI. The original TSI Acquisition Agreement, dated January 23, 2002, has been amended and restated and appears in its entirety as the Amended Acquisition Agreement, attached to this proxy statement as Appendix B, hereinafter referred to as the "Acquisition Agreement." Pursuant to the Acquisition Agreement, Alanco will acquire the business and substantially all of the assets of TSI in exchange for an initial payment of 6,000,000 shares of Alanco Class A common stock to TSI at closing. Subsequent potential payments are comprised of 1) an additional 5,000,000 shares of Alanco Class B common stock to TSI payable upon TSI achieving an aggregate gross profit of $3,000,000 during calendar year 2002, and 2) an additional four
(4) shares of Alanco Class B common stock to TSI payable for each dollar of gross profit in excess of $3,000,000 achieved by TSI during 2002, up to a maximum of an additional 12,000,000 shares of Alanco Class B common stock.

EMS Technologies, Inc. ("EMS"), a TSI creditor, has agreed to convert approximately $1,250,000 of TSI debt into 1,000,000 shares of Alanco Class A common stock and $350,000 in Alanco long-term promissory notes.

Registration Rights Agreement. The Acquisition Agreement and the EMS Assignment Agreement ("EMS Agreement") include provisions whereby the 6,000,000 shares of Alanco Class A common stock issued to TSI shareholders and the 1,000,000 shares issued to EMS pursuant to the EMS Agreement have certain stock registration rights. Both Agreements use the same Registration Rights Agreement, attached as Appendix D to this proxy statement. In the Registration Rights Agreement Alanco commits to use commercially reasonable efforts to file a securities registration statement on Form S-3 (or other suitable forms) within 90 days following the closing of the Acquisition Agreement. Expenses incurred in this registration process, other than underwriting discounts and commissions, if applicable, will be borne by the Company.

Class B common shares issued subsequent to the closing, as determined under the Acquisition Agreement deferred payout formula, shall also have certain stock registration rights. Upon the written request of the holders of at least 25% of the deferred payout shares issued, the Company agrees to file a Registration Statement on Form S-3 (or other suitable form), at the Company's discretion, using commercially reasonable efforts to have the Registration Statement declared effective within 90 days after the date the Company receives written notice triggering the registration rights. Expenses incurred in the registration process for shares issued under the deferred payout provision shall be borne by the participating holders on a pro-rata basis based upon the number of shares owned compared to the total shares registered at the time. The Class B common shares are not convertible into Class A common shares and there is no intention or requirement to make them convertible at a future date.

EMS Assignment Agreement. As a condition of the acquisition, Alanco agreed to negotiate with EMS, a major supplier of electronic products for the TSI technology and a stockholder of TSI, to convert current liabilities into equity. At TSI's request and to assist in the transaction between TSI and EMS, Alanco representatives entered into discussion with both TSI and EMS, reaching an agreement for EMS to convert approximately $1,250,000 of current TSI debt into debt and equity. This conversion is to be accomplished through assignment of the TSI notes, including accrued interest, to Alanco, in exchange for 1,000,000 shares of Alanco Class A common stock and Alanco long-term promissory notes in the amount of $350,000 upon closing of the proposed acquisition. The assignment agreement is attached to this proxy statement as Appendix E.

TSI Amended Loan Agreement. In connection with the acquisition, the Alanco Board of Directors agreed to provide TSI a secured credit facility, whereby Alanco would advance TSI up to $360,000. The secured credit facility is to be utilized for pre-closing funding of TSI's business operations. As of March 15, 2002, TSI had drawn $360,000 under the facility. The secured credit facility is documented in a loan agreement that is attached to this proxy statement as Appendix F.

Advances under the secured credit facility bear interest at the rate of 1 1/2% per month until paid. The secured credit facility will expire and become immediately payable upon the earlier of May 31, 2002 or when an offer from a party other than Alanco is received to acquire all or substantially all of the assets of TSI. If not paid when due, Alanco has the right to convert the unpaid balance due, including interest, into TSI common stock at a conversion price of $.10 per share.

As additional consideration to induce Alanco to enter into the secured credit facility agreement, TSI has agreed to pay Alanco a termination fee of $500,000 or 2,000,000 shares of TSI (at Alanco's option) if the Acquisition Agreement is terminated for any circumstances other than Alanco's withdrawal from the transaction or if any injunction, ruling or other legal restraint or prohibition preventing the completion of the acquisition is in effect and has become final and cannot be appealed.

 Security Ownership of Certain Beneficial Owners and of Management (Page 20)

Security Ownership of Certain Beneficial Owners. As of March 15, 2002, to the best of our knowledge, there are two beneficial owners of 5% or more of the outstanding shares of Alanco common stock, each owning approximately 8% of the outstanding shares.

Projected Security Ownership of Certain Beneficial Owners After TSI Acquisition. Tables presented in Section 12 of this Proxy Statement project ownership of major shareholders of Alanco following the issuance of shares pursuant to the terms of the Acquisition Agreement.

Security Ownership of Management. As of March 15, 2002, the directors and executive officers of Alanco owned, in the aggregate, 1,286,324 shares of Alanco common stock, or 12.6% of the outstanding shares of Alanco common stock on that date.

Alanco Ownership of TSI Stock. In a transaction pending approval by Alanco's bank, Alanco would acquire approximately 2.07 million shares, about 8.9% of TSI's outstanding common stock, from James G. Ricketts, a TSI officer and shareholder, in exchange for the Company's investment in the Preferred Stock of Gold and Minerals Company, Inc. ("G&M"). See Section 6, 8, 12 and 13 for additional discussion of the proposed transaction.

           Selected Financial Data and Pro Forma Information (Page 24)

Selected Historical and Pro Forma Financial Data. The unaudited Alanco financial statements for thequarter ended December 31, 2001 were filed timely with the SEC (File No. 000-09347) on Form 10-QSB. The audited financial statements of Alanco for the fiscal years ended June 30, 2001 and 2000 were filed timely on Form 10-KSB. Form 10-QSB for the period ended December 31, 2001, and Form 10-KSB for the year ended June 30, 2001, are included in this Proxy Statement as Appendix G and H, respectively.

The audited financial statements of Technology Systems International, Inc. for the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, (attached to this proxy statement as Appendix I) are provided to assist you in your analysis of the financial aspects of the acquisition.

TSI condensed interim unaudited financial data for the six months ended December 31, 2001 and 2000 is presented in Appendix J of this proxy statement. The interim financial statements should be read in conjunction with the historical financial statements and related notes of TSI contained in the audited financial statements, attached as Appendix I.

Selected unaudited condensed pro forma combining Statement of Operations for TSI and Alanco for the twelve months ended June 30, 2001 and the six months ended December 31, 2001 and the pro forma Balance Sheet as of December 31, 2001 are presented in this proxy statement in Section 13.

  2.   INTRODUCTION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of Alanco Technologies, Inc., an Arizona corporation ("Alanco" or the "Company"), for use at the Company's Special Meeting of Shareholders to be held at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260, on the 8th day of May, 2002, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or before April 8, 2002.

This Proxy Statement contains detailed information about the proposals, including documents attached as Appendices with a full description of the details of the proposed acquisition transaction. This information, as well as the Risk Factors outlined in Section 3, should be reviewed to fully understand the proposals.

  3.   SPECIAL FACTORS

The proposed acquisition involves a high degree of risk. By voting in favor of the acquisition, Alanco stockholders will be choosing to make a significant investment in the TSI proprietary, wireless RF (radio frequency) identification, location and tracking technology utilized for an area security and management system designed initially for the corrections market. In considering whether to approve the proposed acquisition, you should carefully consider the following risk factors described in this section, together with a review of Form 10-QSB for the quarter ended December 31, 2001, and Form 10-KSB for the year ended June 30, 2001, attached as Appendix G and H, respectively, as well as other information contained in this proxy statement. If any of the following risks actually occur, the consolidated business, financial condition and results of operations of Alanco may be seriously harmed. In such case, the trading price of Alanco's Class A common stock may decline, and you may lose all or part of your investment.

TSI Acquisition.

o The Company must integrate and successfully operate the storage businesses that the company previously acquired, as well as integrate and successfully operate the TSI operations as contemplated by the proposed acquisition. The process of integrating management operations; facilities; accounting, billing and collection systems; and other information systems requires continued investment of time and resources and can involve difficulties, which could have a material adverse effect on the Company's business, financial condition, cash flows and results of operations.

o The TSI business model projects significant growth in the corrections market for the TSI patented technology. The Company does not have experience in increasing market share in the corrections market and there is no certainty that the Company will be able to capture the required market share for TSI to achieve its anticipated financial success.

o TSI purchases sub components for the location and tracking system technology from a limited number of subcontractors that have the required technology to produce the sub components in the quantities required. The Company cannot be assured that required sub components for the TSI technology will be available in the quantities and at the prices and terms anticipated.

o TSI has made a substantial investment in design and development of its proprietary tracking technology, which has resulted in a history of losses. TSI's ability to continue as a going concern is dependent upon the success of its future business efforts and its ability to attract adequate capital to finance its continuing operation.

o TSI products are reliant on key personnel who developed and understand the technology. The loss of the services of those key technology personnel could have an adverse effect on the business, operating results and financial condition of the Company.

General Economic Conditions. Recent unfavorable economic conditions and reduced information technology spending by customers have adversely affected Alanco's business in recent quarters. If the economic conditions in the United States worsen or if a wider or global economic slowdown occurs, Alanco may experience a material adverse impact on its business, operating results, and financial condition.

Future Capital and Liquidity Needs; Uncertainty of Proceeds and Additional Financing. Management believes that, based on its fiscal 2002 operating plan, the proceeds of the anticipated issuance of the Series B Convertible Preferred Stock, cash flow from operations and other available cash will be adequate to meet the Company's anticipated future requirements for working capital expenditures, scheduled lease payments and scheduled payments of interest on its indebtedness. The Company will need to materially reduce the expense elements of its fiscal 2002 operating plan, or raise additional funds through public or private debt or equity financing, or both, if the revenue and cash flow elements of its 2002 operating plan, or the anticipated issuance of the Series B Convertible Preferred Stock, are not met. If additional funds are raised through the issuance of equity securities, the percentage ownership of the then current shareholders of the Company will be reduced, and such equity securities may have rights, preferences or privileges senior to those of the holders of the Common Stock. If the Company needs to seek additional financing to meet working capital requirements, there can be no assurance that additional financing will be available on terms acceptable to the Company, or at all. If adequate funds are not available or are not available on acceptable terms, the Company's business, operating results, financial condition and ability to operate will be materially adversely affected.

Recent Losses; Fluctuations in Operating Results. Alanco had a consolidated net loss of $2,994,500 for the fiscal year ending June 30, 2001 and a consolidated net loss of $1,353,800 for the fiscal year ending June 30, 2000, as well as a consolidated net loss of $1,186,600 for the six months ended December 31, 2001. In addition, Alanco's quarterly operating results have fluctuated significantly in the past and could fluctuate significantly in the future. As a result, Alanco's past quarterly operating results should not be used to predict future performance.

Intellectual Property. Alanco's business strategy is to continue the growth of the Company's data storage businesses and exploit the related TSI business opportunity. The long-term success of this strategy will be dependent in part upon the TSI intellectual property acquired. Third parties may hold United States or foreign patents which may be asserted in the future against the TSI technology, and there is no assurance that any license that might be required under such patents could be obtained on commercially reasonable terms, or otherwise. Alanco's competitors may also independently develop technologies that are substantially equivalent or superior to its technology. In addition, the laws of some foreign countries do not protect Alanco's proprietary rights to the same extent as the laws of the United States.

Despite the Company's efforts to safeguard and maintain its proprietary rights both in the United States and abroad, there can be no assurance that the Company will be successful in doing so or that the steps taken by the Company in this regard will be adequate to deter infringement, misuse, misappropriation or independent third-party development of the Company's technology or intellectual property rights or to prevent an unauthorized third party from copying or otherwise obtaining and using the Company's products or technology. Litigation may also become necessary to defend or enforce Alanco's proprietary rights. Any of such events could have a material adverse effect on Alanco's business, operating results and financial condition.

Dependence on Key Personnel. The Company's performance is substantially dependent on the services and performance of its executive officers and key employees. The loss of the services of any of the Company's executive officers or key employees could have a material adverse effect on the business, operating results and financial condition of the Company. The Company's future success will depend on its ability to attract, integrate, motivate and retain qualified technical, sales, operations and managerial personnel. None of the Company's executive officers are bound by an employment agreement or covered by key-man insurance.

Competition. Although early in the market development cycle, the TSI business/technology has no current, identified competitors. However, it can be expected that if and to the extent that the demand for the TSI technology increases, the number of competitors will likely increase. Increasing competition could adversely affect the amount of new business the Company is able to attract, the rates it is able to charge for its services and/or products, or both.

Relative to the Company's data storage businesses, the Company operates in a very competitive environment, competing against numerous other companies, many of whom have greater financial resources and market position than the Company.

Dilutive Effect of Transaction on Alanco Shareholders. Under the terms of the transaction, 7,000,000 shares of Alanco Class A common stock will be issued within close proximity of the closing. If certain financial goals are achieved by TSI, up to an additional 17,000,000 shares of Alanco's Class B common stock, which upon approval of Proposal No. 1 will have one-one hundredth (1/100th) of one vote per share, could be issued. Issuance of these Class A and Class B common shares may cause a dilutive effect on the value of your investment in Alanco stock.

Possible Issuance of Options May Dilute Interest of Shareholders. As of the date of this Proxy Statement, options to purchase approximately 3,800,000 shares of Common Stock were outstanding, and the weighted average exercise price of such options was $1.06. To the extent that any stock options currently outstanding or granted in the future are exercised, dilution to the interests of the Company's shareholders may occur.

Active Trading Market. The Company's Common Stock currently trades on the NASDAQ SmallCap Market under the symbol "ALAN." However, there can be no assurance that an active trading market in the Company's Common Stock will be available at any particular future time.

Indemnification of Officers and Directors. The Company's articles of incorporation and bylaws provide for the indemnification of officers and directors to the fullest extent permitted by law. It is possible that the Company will be required to pay certain judgments, fines, and expenses incurred by an officer or director, including reasonable attorneys' fees, as a result of actions or proceedings in which such officers and directors acted in good faith.

Payment of Dividends. The Company does not anticipate that it will pay cash dividends on the Common Stock in the foreseeable future. The payment of dividends by the Company will depend on its earnings, financial condition, and such other factors, as the Board of Directors of the Company may consider relevant. The Company currently plans to retain earnings to provide for the development of the Company.

  4.   THE COMPANIES

Information Concerning Alanco. Alanco Technologies, Inc., a publicly traded (NASDAQ: ALAN) company incorporated under the laws of the State of Arizona, focuses on high-growth information technology markets. Through its wholly-owned subsidiaries, Alanco provides comprehensive Storage Area Network (SAN) solutions from Phoenix-based SanOne, Inc.; complementary Network Attached Storage (NAS) from Dallas-based Excel/Meridian Data, Inc. and Phoenix-based NetZerver, Inc.; and storage upgrade solutions for legacy computer systems from Phoenix-based Arraid, Inc. The principal executive offices of Alanco are located at 15900 North 78th Street, Suite 101, Scottsdale, Arizona 85260, telephone number 480-607-1010.

For further information regarding Alanco, refer to Form 10-KSB for the year ended June 30, 2001, included in this Proxy Statement as Appendix H, and our website at www.alanco.com.

Information Concerning TSI. Technology Systems International, Inc. ("TSI"), a privately owned corporation, incorporated under the laws of the state of Nevada in 1994, is a developer of proprietary, wireless RF (radio frequency) identification, location and tracking technology utilized for area security management and information systems, primarily focusing on the correctional facilities market. TSI initiated marketing of the systems in 2001 and has completed installing the first commercially sold system in the state of Michigan. TSI's office is located at 15575 North 83rd Way, Suite 4, Scottsdale, Arizona 85260, telephone number 480-998-7700.

         TSI Technology: Proprietary and Patented

         TSI's real time locating system addresses the weaknesses of conventional facility security with wireless technology; the system provides instantaneous location, tracking and management of people at two-second intervals twenty-four hours per day, 365 days per year.

         The foundation of the system's technology was developed for the U.S. Department of Defense by Motorola, Inc. Concurrently, TSI had received a methods and use patent incorporating radio frequency technology for locating individuals in confined areas. In conjunction with its own patent and seven (7) licensed patents from Motorola, TSI has conducted extensive product research to miniaturize components of the original system and develop proprietary software programs. In addition, TSI also licenses certain tamper detecting technology from BI Incorporated. To date, approximately $26,000,000 has been invested in the TSI Technology, including $9,000,000 by Motorola, Inc. in pre-TSI research and design and approximately $17,000,000 by TSI shareholders.

         TSI's state of the art wireless tracking and locating system is made up of five components: a tamper detecting wristwatch sized RF (radio frequency) transmitter, a belt mounted transmitter worn by security staff, a strategically placed array of receiving antennae, a computer module and TSI's proprietary application software. By utilizing TSI's copyright protected algorithm, the TSI system simultaneously processes multiple thousands of unique radio signals received every two seconds from the wrist and belt worn transmitters.

         By continuously monitoring signals from the transmitters, the TSI system can pinpoint a person's location to within 15 feet and can track that person in real time as they move about the facility. Sensors at exit points, restricted areas or attempts to remove the device, signal alarms to the monitoring computer. In the case of campus and officer equipment, forced removal or manually activated emergency buttons signal similar alarms.

         TSI's technology provides much more than real time tracking and location with its array of database and software applications. The system automatically records and archives details of all activities in a monitored facility in a permanent database for accurate post-incident reporting and future reference. A host of management reporting tools are available that include medicine and meal distribution, adherence to pre-determined time schedules, out of place/out of bounds and specific location, arrival and departure information.

         Secure facility management requires managers to know where people are at all times. The TSI system tracks the movement and location of monitored persons, be they children, students, patients, security staff or inmates.

         Initial Market Opportunity:  Corrections Industry

         TSI believes that the corrections industry provides the greatest, initial opportunity for TSI to exploit its technological advantage. To exploit this market TSI has assembled an experienced management team and has secured the services of a professional sales staff that is highly experienced in the corrections market.

         The number one priority of corrections administrators is the safety and security of the public and employed staff. The industry has embraced and employed numerous technology advances aimed at this priority concern. Nothing offered before, however, has addressed the issue of security to the level of monitoring inmates' exact location, continuously, or the added features of improved staff utilization.

         The TSI system may reduce escapes and inmate violence thereby providing savings in medical, litigation and investigation expenses. Inefficient staff time can be redirected to areas that promote security. Costs involved with a single escape can run into hundreds of thousands of dollars if sheriff, municipal and state police are called in to search for an escapee.

         The corrections market represents an ideal initial application for the TSI technology for the following reasons:

o The current marketplace requires new technology to augment security and better utilize scarce staffing resources.
o Legislation over the past ten years has swelled prison populations to all time highs.Larger populations, greater facility density and new facility construction demand modern management tools.
o According to the U.S. Department of Justice, there are over 5,000 correctional facilities in the United States and Canada. The initial target market for the TSI system is the approximate 1,400 existing minimum, medium and close security Federal or State prison facilities with over 500 inmates each, that cumulatively, represent a $1.5 Billion market potential.
o The TSI system is proprietary and patented. TSI is unaware of any competitor that has, or is developing, a tracking system capable of monitoring thousands of persons simultaneously.

         Commercialization Phase

         After a six-year history of extensive research, product development and successful pilot installations, TSI commenced an approximate $1,000,000 contract in November 2001 with a juvenile correctional facility in Michigan, with completion scheduled for March 2002. TSI is currently engaged in a comprehensive national marketing program.

         TSI has operated a pilot site at a minimum security California State Prison, Calipatria since late 1999. The site was selected by the State of California to monitor the performance of the TSI system in extreme humidity. After a period of evaluation, California may purchase the pilot site and schedule up to thirty-one (31) additional minimum security prisons for TSI system development.

         California represents an extremely significant milestone for TSI in that California's technology committee is recognized as a national leader for the corrections industry. Larry Cothran, Executive Officer of the Technology Transfer Committee, California Department of Corrections, has stated, "This technology will change not only the way inmates live, but how staff run the institutions. This will revolutionize prisons in California and nationwide." (As quoted in CDC's Correction News.) Several states and the Federal Bureau of Prisons accept reports and recommendations from the California agency.

         Competition

         TSI is aware of several firms that offer RF or GPS technology devices that have the ability to locate a transmitter when the transmitter is manually activated or signal a receiving unit if the transmitter leaves pre-determined boundary limits. GPS technology is limited to outdoor applications only, and there are other systems that identify only when a transmitter or smart card passes a stationary "reader." TSI is unaware of any competitor that can track, locate and identify thousands of persons, simultaneously, regardless of indoor or outdoor environments.

  5.   THE SPECIAL MEETING

Date, Time and Place. The special meeting of stockholders of Alanco will be held at 10:00 a.m., Mountain Standard Time, on Tuesday, May 14, 2002, at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260.

Matters to be Considered. At the special meeting on May 14, 2002, Alanco stockholders will be asked to consider and vote upon 1) the proposed amendment to Article IV of Alanco's Articles of Incorporation, 2) the proposed issuance of shares of Alanco's Class A and Class B common stock in connection with the acquisition of TSI, and 3) the proposed issuance of Series B Convertible Preferred Stock in support of the TSI acquisition and subsequent working capital requirements of the Company. Approval of the proposals by the stockholders of Alanco is a condition to Alanco's completion of the acquisition.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT TO THE ARTICLES OF INCORPORATION, THE TSI ACQUISITION, AND THE ISSUANCE OF SERIES B CONVERTIBLE PREFERRED STOCK AND RECOMMENDS THAT YOU VOTE IN FAVOR OF THE AMENDMENT TO
ARTICLE IV OF ALANCO'S ARTICLES OF INCORPORATION, THE ISSUANCE OF SHARES OF ALANCO'S CLASS A AND CLASS B COMMON STOCK IN CONNECTION WITH CONSUMMATION OF THE ACQUISITION AGREEMENT, AND THE ISSUANCE OF SHARES OF ALANCO'S SERIES B CONVERTIBLE PREFERRED STOCK.

Our Board of Directors knows of no other matters that will be presented for consideration at the special meeting.

Record Date, Shares Outstanding and Entitled to Vote. Our Board of Directors has fixed the close of business on March 18, 2002, as the record date for the determination of the holders of Alanco's common stock entitled to notice of and to vote at the special meeting. On the record date, there were 10,200,083 shares of Alanco common stock outstanding, each of which is entitled to one vote.

Quorum, Vote Required. The presence, in person or represented by proxy, of the holders of a majority of the Alanco common stock outstanding and entitled to vote at the special meeting will constitute a quorum. The affirmative vote of a majority of the votes cast, providing a quorum is present, is required to approve the amendment to Article IV of Alanco's Articles of Incorporation, the issuance of Alanco Class A and Class B common stock in connection with the proposed acquisition, and the issuance of Alanco Series B Convertible Preferred Stock in support of the TSI acquisition and subsequent working capital requirements of the Company.

Share Ownership of Management and Certain Stockholders. As of March 15, 2002, the directors and executive officers of Alanco owned, in the aggregate, 1,286,324 shares of Alanco common stock, or 12.6% of the outstanding shares of Alanco common stock on that date. The directors and executive officers have informed Alanco that they intend to vote all of their shares of Alanco stock FOR approval of all proposals. Refer to Section 12, "Security Ownership of Certain Beneficial Owners and Management."

Voting and Revocation of Proxies. Stockholders are requested to complete, date, sign and promptly return the accompanying form of proxy in the enclosed envelope. Shares represented by properly executed proxies by Alanco and not revoked will be voted at the special meeting in accordance with the instructions contained in the proxy cards. If instructions are not given, proxies will be voted FOR amendment to Article IV of Alanco's Articles of Incorporation, FOR authorization to issue shares of Alanco's Class A and Class B common stock in connection with the proposed TSI acquisition, and FOR authorization to issue shares of Alanco's Series B Convertible Preferred Stock in support of the TSI acquisition and subsequent working capital requirements of the Company. However, absent instructions to the contrary, brokers do not have discretionary authority to vote shares of Alanco common stock held in street name. Therefore, failure of beneficial owners of such shares held in street name to give voting instructions to brokers will result in broker non-votes. Broker non-votes, abstentions, and the failure to vote will result in your vote not counting.

We do not expect any changes to the terms of any of the proposals outlined in this proxy statement, and the persons named in the enclosed form of proxy will not use their discretionary authority to approve any changes to the proposals that are materially different than the terms described in this proxy statement without giving stockholders an opportunity to change their vote.

Any proxy card signed and returned by a stockholder may be revoked at any time before it is voted either by delivering to Adele L. Mackintosh, Corporate Secretary, Alanco Technologies, Inc., 15900 North 78th Street, Suite 101, Scottsdale, Arizona 85260, written notice of such revocation or a duly executed proxy bearing a later date or by attending the special meeting and voting in person. Attendance at the special meeting will not, in and of itself, constitute revocation of a proxy.

Proxy Solicitation. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by Alanco. It is anticipated that solicitations of proxies for the meeting will be made only by use of the mails; however, Alanco may use the services of its directors, officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

  6.   ISSUANCE OF COMMON SHARES

Upon Alanco shareholder approval of the issuance of Alanco shares in connection with the TSI acquisition and upon satisfaction of the other conditions to closing, Alanco will issue to TSI 6,000,000 shares of Alanco Class A common stock. In addition, pursuant to the terms of the EMS Assignment Agreement, attached as Appendix E, Alanco will issue to EMS Technologies, Inc., a TSI vendor and shareholder, 1,000,000 shares of Alanco Class A common stock. Upon achievement of certain financial goals as outlined in the Acquisition Agreement, Alanco will issue up to an additional 17,000,000 shares of Class B common stock to TSI. Every share of Alanco common stock is currently entitled to equal voting rights, i.e., one vote per share, and no share has preemptive rights as to any stock thereafter authorized to be issued. The proposed amendment to Article IV of Alanco's Articles of Incorporation provides for the holders of Class A common stock to continue to be entitled to one vote for each share and the holders of Class B common stock to be entitled to one-one hundredth (1/100th) of one vote for each share. The Class B common shares are not convertible into Class A common shares and there is no intention or requirement to make them convertible at a future date. The Alanco Board of Directors has sole authority to determine the manner and method of declaring dividends for all issued stock. At this time, the Alanco Board has declared no dividend with respect to the common stock.

The purchase method of accounting, the method to be used to record this transaction, requires the allocation of the purchase price to the fair value of the assets acquired and liabilities assumed. To calculate the purchase price, only the shares that are assumed beyond a reasonable doubt to be issued under the agreement are valued. Since the only shares that are guaranteed to be issued to TSI are the 6 million shares of Class A common stock to be issued at closing, the purchase price of the transaction will be based upon those shares valued at fair market value. It is the Company's policy to use a 10% discount from market price in determining fair market value for unregistered Class A common shares. (It is anticipated that Class B common shares will be discounted by 15% in determining fair market value due to the reduced voting rights when compared to the Class A Common Stock.) See note (3) to the Condensed Pro Forma Consolidated Balance Sheet as of December 31, 2001 in Section 13 of this proxy for additional discussion of the method of accounting and allocations of the purchase price.

In the event Class B shares are issued based upon TSI achieving the financial goals as specified in the agreement, the shares to be issued will be valued at fair market value, as determined under Company policy, on the date they are earned. It is anticipated that any additional purchase price resulting from the issuance of Class B common shares will be recorded as additional goodwill and evaluated pursuant to the Company's goodwill policy. Commencing in fiscal year 2002, the Company ceased writing off goodwill balances over a specific period pursuant to FAS 141 & 142. Goodwill balances are reviewed at least annually to determine appropriateness of valuation and presentation based upon anticipated cash flows of the related assets. In the event the additional goodwill is not supported by the appropriate projected cash flows of TSI, the value of the additional Class B common shares would be expensed.

The Company has reached a tentative agreement, not reflected in the discussion above as it is subject to bank approval and therefore not assured, with Mr. James Ricketts, a TSI shareholder, to exchange the Company's investment in Preferred Stock of Gold and Minerals, Inc. for 2,070,774, or approximately 9%, of the outstanding shares of TSI. The Company's investment in Preferred Stock of Gold and Minerals, Inc. ("G&M") is recorded at December 31, 2001 as "Investments at Cost" in the amount of $2,475,200. Completion of the transaction would result in a write down of the G&M investment to approximately 9% of the purchase consideration paid at closing and a reduction, approximately 9%, in the number of Class A Common Shares issued at closing and the number of Class B Common Shares that may be issued per the earn-out provision of the Acquisition Agreement. Based upon the purchase method of accounting, only shares whose issuance is beyond a reasonable doubt, are considered as the purchase price for the transaction. Any future Class B common shares issued and returned to the Company as a result of Alanco acquiring the TSI common shares under this agreement would result in a reduction of goodwill and the recording of treasury shares. If the transaction is not completed due to the failure of the bank to approve, the G&M investment would remain as an asset of Alanco to be valued at the lower of cost or net realizable value. Alanco management anticipates bank approval of this transaction prior to closing of the TSI acquisition. See footnote 4 to the Condensed Pro Forma Consolidated Balance Sheet as of December 31, 2001 in Section 13 for additional discussion of this potential transaction.

Alanco management believes the separate agreement with Mr. Ricketts is appropriate considering Mr. Ricketts' unique interest in the G&M investment, the Company's difficulty in valuing the G&M investment due to the lack of a publicly traded market value for G&M stock, the Company's estimate of the value of Mr. Rickett's portion of the Alanco Class A Common Stock to be issued at closing and the significant number of Alanco Class B Common Shares that Mr. Ricketts would receive upon TSI reaching certain financial goals, and finally, the fact that Mr. Ricketts has agreed to vote his TSI shares in favor of the acquisition, based partly upon the agreement. Based upon the discussion above, Alanco management believes the per share value for TSI stock exchanged by Mr. Ricketts for the G&M investment approximately equates to the value to be received by other TSI shareholders. It is anticipated that a writedown of the G&M investment to approximately $350,000, or 9% of the current value of the shares projected to be issued at closing, will be recorded during the quarter ended March 31, 2002 whether or not the acquisition is approved at the special shareholders' meeting or whether or not bank approval is obtained.

  7.   PROPOSAL NO. 1:  AMENDMENT TO ARTICLE IV OF ALANCO'S ARTICLES OF
       INCORPORATION

Purpose of Amendment to Article IV. The authorization of Class B Common Stock of the Corporation allows for the issuance of shares of the Company's stock that have diminished voting rights as compared to Class A Common Stock. The Company's intent is to establish a separate class of common stock whereby control of the Company will not be significantly affected by issuance of such stock. Issuance of Class B common stock for the earn-out portion of the TSI Acquisition Agreement will not significantly change the effective voting control of the Company.

In addition, the amendment eliminates unnecessary language with respect to the various rights and privileges of any shares of the Company's Preferred Stock to be issued. Under the current articles, as well as the amendment, the Company's Board of Directors will have the right to establish the selective rights and privileges of any series of Preferred Stock. The only change in this regard is elimination of the requirement that shares of Preferred Stock each have one vote on all corporate matters.

Upon adoption of the amendment, all outstanding shares of the Company's Common Stock shall automatically be converted into shares of Class A Common Stock. There are no shares of Preferred Stock currently outstanding.

Amendment to Article IV. Proposal No. 1 would amend Article IV of Alanco's Articles of Incorporation as follows:

         The authorized capital stock of the Corporation shall consist of Seventy-Five Million (75,000,000) shares of Class A Common Stock, Twenty-Five Million (25,000,000) shares of Class B Common Stock, and Twenty-Five Million (25,000,000) shares of Preferred Stock.

         Upon filing of Articles of Amendment to the Corporation's Articles of Incorporation with the Arizona Corporation Commission adopting this
         Article IV in replacement of the former Article IV of the Corporation's Articles of Incorporation, each issued and outstanding share of the Corporation's former Common Stock shall automatically be converted into one share of Class A Common Stock.

         The holders of the Class A Common Stock shall be entitled to one vote for each share held by them of record on the books of this corporation, and subject to any preferential rights of the Preferred Stock, shall participate equally with all other holders of shares of Class A Common Stock and Class B Common Stock with respect to dividends and receiving the net assets of the Corporation upon dissolution.

         The holders of the Class B Common Stock shall be entitled to one-one hundredth (1/100th) of one vote for each share held by them on the books of this corporation, and subject to any preferential rights of the Preferred Stock, shall participate equally with all other holders of shares of Class A Common Stock and Class B Common Stock with respect to dividends and receiving the net assets of the Corporation upon dissolution.

         The Preferred Stock shall be issued in such series with such designation, preferences, voting rights, privileges, and such other restrictions and qualifications as the Board of Directors may by resolution establish in accordance with Arizona Revised Statutes
         Section 10-602, or its successor.

Recommendations of the Alanco Board of Directors. The Alanco Board of Directors has determined that the amendment to Article IV of Alanco's Articles of Incorporation is in the best interests of Alanco and its shareholders and thereby unanimously recommends that you vote in favor of the proposal.

  8.   PROPOSAL NO. 2:  THE TSI ACQUISITION

Purpose, Structure and Effect of the Acquisition. The purpose of the acquisition is for Alanco to acquire TSI's radio frequency based technology utilized to track, identify and locate persons in a confined or controlled environment (e.g., prisons). Pursuant to the Acquisition Agreement, a wholly owned subsidiary of Alanco will acquire substantially all of the assets (and also assume specific liabilities) of TSI in exchange for the issuance of shares of Alanco common stock to TSI. Alanco has no other significant pending acquisitions, other than TSI, at this time.

Pursuant to the Acquisition Agreement dated March 15, 2002, by and among Alanco and TSI, Alanco proposes to acquire the business and substantially all of the assets of TSI in exchange for an initial payment of 6,000,000 shares of Alanco Class A common stock to TSI at closing. In addition, pursuant to the EMS Assignment Agreement, attached as Appendix E, Alanco will issue 1,000,000 shares of Alanco Class A common stock to a TSI vendor and shareholder, EMS Technologies, Inc., for the conversion of approximately $900,000 of debt into equity. Subsequent potential payments to TSI are comprised of 1) an additional 5,000,000 shares of Alanco Class B common stock to TSI payable upon TSI achieving an aggregate gross profit of $3,000,000 during calendar year 2002, and
2) an additional four (4) shares of Alanco Class B common stock to TSI payable for each dollar of gross profit in excess of $3,000,000 achieved by TSI in 2002, and, under certain limited circumstances, extended into the first quarter of 2003, up to a maximum of an additional 12,000,000 shares of Alanco Class B common stock.

The Company has reached a tentative agreement, not reflected in the discussion above as it is subject to bank approval and therefore not assured, with Mr. James Ricketts, a TSI shareholder, to exchange the Company's investment in Preferred Stock of and Minerals, Inc. for 2,070,774, or approximately 9%, of the outstanding shares of TSI. The Company's investment in Preferred Stock of Gold and Minerals, Inc. ("G&M") is recorded at December 31, 2001 as "Investments at Cost" in the amount of $2,475,200. The completion of the transaction would result in a reduction of approximately 9% in the number of Class A Common Shares issued at closing and the number of Class B Common Shares that may be issued per the earn-out provision of the Acquisition Agreement. Based upon the purchase method of accounting, only shares whose issuance is beyond a reasonable doubt, are considered as the purchase price for the transaction. If the tentative agreement is executed, a write down of the G&M investment to a value determined as approximately 9% of the 6 million Class A Common Shares to be issued at closing, will be completed resulting in an asset impairment charge of approximately $2.1 million, which will be recorded during the quarter ended March 31, 2002 whether or not the acquisition is approved at the special shareholders' meeting or whether or not bank approval is obtained. Any future Class B shares issued and returned to the Company as a result of Alanco acquiring the TSI common shares under this agreement would result in a reduction of goodwill and the recording of treasury shares. If the transaction is not completed due to the failure of the bank to approve, the G&M investment would remain as an asset of Alanco to be valued at the same value as would be determined under the acquisition. Alanco management anticipates bank approval of this transaction prior to closing of the TSI acquisition. See footnote 4 to the Condensed Pro Forma Consolidated Balance Sheet as of December 31, 2001 in
Section 13.

Alanco management believes the separate agreement with Mr. Ricketts is appropriate considering Mr. Ricketts' unique interest in the G&M investment, the Company's difficulty in valuing the G&M investment due to the lack of a publicly traded market value for G&M stock, the Company's estimate of the value of Mr. Rickett's portion of the Alanco Class A Common Stock to be issued at closing and the significant number of Alanco Class B Common Shares that Mr. Ricketts would receive upon TSI reaching certain financial goals, and finally, the fact that Mr. Ricketts has agreed to vote his TSI shares in favor of the acquisition, based partly upon the agreement. Based upon the discussion above, Alanco management believes the per share value for TSI stock exchanged by Mr. Ricketts for the G&M investment approximately equates to the value to be received by other TSI shareholders.

In support of the Acquisition, EMS Technologies, Inc. ("EMS"), a TSI creditor, has agreed to convert approximately $1,250,000 of TSI debt into 1,000,000 shares of Alanco Class A common stock and $350,000 in Alanco long-term promissory notes.

Background of the Acquisition. The Company's Chief Executive Officer, Robert R. Kauffman, has been a director of TSI since 1998, and consequently, has extensive personal knowledge of its business development from 1998 to the present. As Alanco proceeded to reposition itself into the Information Technology industry during 1999 and 2000, Mr. Kauffman had informal discussions with other TSI directors and major shareholders relative to a possible combination of the two companies. These discussions did not evolve beyond an informal stage, primarily due to relatively high valuations the TSI shareholders had placed on that business compared with Alanco's public NASDAQ market value.

In early November 2001, several meetings between Mr. Kauffman and TSI's Chief Executive Officer, Greg M. Oester, concluded that, in the current significantly changed economic environment, coupled with other developments affecting both companies, reconsideration of a possible acquisition of TSI by Alanco could be mutually attractive to their respective shareholders. The primary factor contributing to TSI's renewed interest in a possible transaction was their immediate requirement for, and difficulty in securing, additional financing to maintain their business development plan, including short-term operating losses. Several factors influenced Alanco's renewed interest in a possible TSI acquisition. First, due to the current lack of financing alternatives, the present TSI valuation would probably be significantly reduced from the 1999/2000 period and, therefore, perhaps more conducive to a potentially attractive acquisition transaction. Second, TSI's business prospects appeared to be substantially enhanced since 1999/2000 due to a successful pilot installation in California, a first commercial contract for approximately $1,000,000 in Michigan, and a growing list of prospects for 2002 revenues. Finally, the recent recession and particularly, the severe slowdown in the technology sector, diminished the near term prospects for Alanco's data storage businesses, thereby enhancing the relative attractiveness of TSI's proprietary technology and business potential.

During the week of November 26, 2001, Messrs. Kauffman and Oester held additional meetings to discuss the preliminary terms and conditions of a possible transaction. The Company's Chief Financial Officer, John A. Carlson, participated in several of these meetings.

On December 3, 2001, Mr. Kauffman and Mr. Oester discussed various possible transactions in which Alanco could acquire the operations of TSI. Discussions included TSI shareholders' perception of the market value of TSI, which, as recently as mid-2001, was in the range of $50-75 million. Mr. Kauffman believed this value was unsupportable in light of the prevailing market conditions and countered that this valuation range was only reasonable if certain sales and profit projections were fully achieved. A preliminary proposal, conditioned upon further due diligence, was presented to Mr. Oester to acquire TSI's business in an all-stock transaction that included an initial stock payment of 6 million shares of Alanco stock, which valued TSI's business at approximately $5 million based upon the then current Alanco stock price, plus a very significant "earn-out" formula, whereby TSI shareholders could receive up to an additional 17 million Alanco shares based upon specified TSI calendar year 2002 gross profit results. Issuance of the maximum 17 million shares would require TSI's business to achieve a gross profit of $6 million during calendar year 2002. No additional shares would be issued unless TSI achieved a $3 million gross profit for the calendar year. It was emphasized by Mr. Kauffman that through the proposed transaction, the TSI shareholders could possibly achieve their value perception depending upon Alanco stock performance in future years as affected by the TSI business growth and financial results. This proposal further provided Alanco shareholders with the protection that significant operating results by TSI were required prior to the issuance of additional shares.

On December 4 and 5, 2001, further discussion and negotiations between Messrs. Kauffman and Carlson and TSI's Mr. Oester resulted in a preliminary agreement regarding the major terms and conditions of a proposed transaction.

On December 5, 2001, Confidentiality Agreements were executed by Alanco and TSI as part of the due diligence process.

On December 6, 2001, in a meeting at TSI's headquarters, Messrs. Kauffman and Carlson presented Alanco's preliminary acquisition proposal to Mr. Oester and Mr. Richard C. Jones, a major TSI shareholder. After discussion and explanation, Alanco's proposal was endorsed by both Messrs. Oester and Jones, including the proposed price and terms of the transaction. No material modifications to the acquisition were requested by TSI shareholders.

During the period of December 7 through December 12, 2001, Messrs. Kauffman and Carlson, assisted by Alanco's attorney and director, Steven P. Oman, conducted numerous due diligence inquiries, including discussions with TSI employees, to evaluate all aspects of TSI's business, operations, technology, finances and other pertinent issues. The result of this due diligence activity was the conclusion by Alanco's senior management that the preliminary Acquisition Agreement remained an attractive proposition for Alanco and would be presented to Alanco's Board for authorization to proceed.

On December 13, 2001, at a regularly scheduled meeting of Alanco's Board of Directors, the Board unanimously approved management's proposal of the terms and conditions of the proposed TSI acquisition and authorized management to proceed with further due diligence and negotiations towards closing within the parameters of the approved transaction. The Board additionally approved the basic terms and conditions of a secured credit facility of up to $360,000 to be provided to TSI by Alanco and utilized, if necessary, for pre-closing funding of TSI's business operations.

A condition of the Acquisition Agreement called for TSI's major creditor (and approximately 15% shareholder), EMS, to agree to restructure approximately $1,250,000 of TSI's overdue debt. During the week of December 17, 2001, numerous discussions between Alanco senior management and EMS senior management, Messrs. Don Scartz, CFO, and Bill Jacobs, Chief Counsel, resulted in a December 28, 2001 preliminary agreement whereby the TSI notes would be assigned to Alanco and Alanco would issue to EMS at the closing of the TSI acquisition 1,000,000 shares of Alanco common stock and two long-term 5% notes totaling $350,000 in exchange for TSI's outstanding and overdue debt obligation totaling approximately $1,250,000.

On January 23, 2002, the preliminary Acquisition Agreement was executed by Mr. Kauffman for the Company and Mr. Oester for TSI.

Further due diligence and review of the preliminary Acquisition Agreement resulted in mutually agreed modifications to the transaction whereby Alanco stock issued to TSI shareholders would include two separate classes of Alanco common stock. These modifications to the transaction, which were approved by Alanco's Board of Directors, resulted in an Amended TSI Acquisition Agreement ("Acquisition Agreement"), which was executed by Mr. Kauffman for the Company and Mr. Oester for TSI on March 15, 2002. Under the modified terms of the acquisition and upon approval of an amendment to Article IV of Alanco's Articles of Incorporation by Alanco's shareholders, the initial 6,000,000 shares issued to TSI and the 1,000,000 shares issued to a TSI vendor, EMS Technologies, Inc., will be Class A common stock entitled to one vote per share. The potential 17,000,000 shares issued to TSI shareholders upon achievement of certain financial goals in 2002, as set forth in the Acquisition Agreement, will be Class B common stock entitled to one-one hundredth of one vote per share. The Class B common shares are not convertible into Class A common shares and there is no intention or requirement to make them convertible at a future date.

From December 17, 2001, through March 15, 2002, Alanco provided financing to TSI in the amount of $360,000 under the terms of the Company's Board approved TSI secured credit facility.

On February 18, 2002, the Company scheduled a special shareholders meeting to be held on May 14, 2002, to approve the amendment to Article IV of Alanco's Articles of Incorporation, the issuance of shares of Alanco Class A and Class B common stock in connection with the TSI acquisition, and the issuance of shares of Alanco's Series B Convertible Preferred Stock in support of the TSI acquisition and subsequent working capital requirements of the Company. The record date for such meeting was scheduled as March 18, 2002.

Recommendations of the Alanco Board of Directors. At a meeting on December 13, 2001, the Alanco Board of Directors determined that the acquisition of TSI by Alanco under the terms proposed was advisable, fair to, and in the best interests of Alanco and its stockholders, and it unanimously approved a motion that authorized Alanco management to negotiate an acquisition agreement within a set of proposed guidelines. Subsequently, after amending and reconfirming the specifics of the Acquisition Agreement, the Alanco Board of Directors hereby unanimously recommends that holders of Alanco common stock vote FOR the issuance of shares of Alanco's Class A and Class B common stock to be issued in connection with consummation of the Acquisition Agreement. Robert R. Kauffman, Chairman of the Board of Directors and Chief Executive Officer of Alanco, has interests in the acquisition that may create possible conflicts of interest. See "Interests of Certain Persons in the Acquisition, Possible Conflicts of Interest" below.

In reaching its decision to approve the Acquisition Agreement and to recommend that holders of Alanco common stock vote to approve the issuance of Alanco Class A and Class B common stock in connection with Acquisition Agreement, the Alanco Board of Directors considered the following factors:

o Presentations by Alanco management and in-depth discussions relative to TSI's anticipated revenue and earnings growth rates, financing alternatives and other market opportunities for the TSI monitoring technology (as well as risks involved in capitalizing on the opportunities and in achieving the anticipated revenue and earnings growth).

o The fact that a significant portion of the acquisition consideration is contingent on TSI achieving certain minimum gross profit results within calendar year 2002, which regulates the potential shares of Alanco common stock that may be issued under the proposed Acquisition Agreement.

o The Alanco Board of Directors was aware that the proposed all-stock transaction could be structured in a manner that would not be taxable to stockholders of TSI for state and federal income tax purposes.

o The relative potential Alanco stockholder value that could be expected from other options available to the Company, including continuing Alanco's singular focus on the data storage market segment or pursuing other strategic alternatives, which included appropriate review of the financial condition, competitive position, strategy, and prospects of the current Alanco subsidiaries.

o The financial condition of TSI, its history of net losses, and its ability to continue as a going concern.

o The potential dilutive effect this transaction could have on the existing Alanco shareholders and what that could mean to their proportionate share of the Company.

o The uncertainty involved in the TSI patented technology that has not yet been proven via successful long-term installations.

o The possibility that the TSI technology, which is the basis for the TSI system, could become obsolete sooner than anticipated.

In view of the variety of factors and the amount of information considered, the Alanco Board of Directors did not find it practicable to make specific assessments of or otherwise assign relative weights to the specific factors and analyses considered in reaching its determination. The determination to approve the Acquisition Agreement was made after consideration of all of the factors and analyses as a whole. In addition, individual members of the Alanco Board of Directors may have given different weights to different factors.

Certain Financial Projections. Alanco does not, as a matter of course, make public forecasts as to its future financial performance. However, in connection with the preliminary discussions concerning the feasibility of the acquisition, TSI furnished Alanco with certain financial projections. The following TSI projections were developed by TSI senior management and are based on numerous assumptions concerning future events. TSI projects total net sales of $14.3 million, gross profit of $6.1 million and pretax operating income of $1.5 million for calendar year 2002. The projections for calendar year 2002 were utilized in determining future share payouts based upon operating performance. The projections have not been adjusted to reflect the effects of the acquisition and should be read together with the information contained in Section 13, "Selected Financial Data and Pro Forma Information."

THESE PROJECTIONS WERE NOT PREPARED WITH A VIEW TO PUBLIC DISCLOSURE OR COMPLIANCE WITH PUBLISHED GUIDELINES OF THE SECURITIES AND EXCHANGE COMMISSION OR THE GUIDELINES ESTABLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING PROJECTIONS OR FORECASTS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE PROJECTIONS. THE PROJECTIONS REFLECT NUMEROUS ASSUMPTIONS, ALL MADE BY MANAGEMENT OF TSI, WITH RESPECT TO INDUSTRY PERFORMANCE, GENERAL BUSINESS, ECONOMIC, MARKET AND FINANCIAL CONDITIONS AND OTHER MATTERS, ALL OF WHICH ARE DIFFICULT TO PREDICT, AND MANY OF WHICH ARE BEYOND TSI'S CONTROL. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE ASSUMPTIONS MADE IN PREPARING THE PROJECTIONS WILL PROVE ACCURATE, AND ACTUAL RESULTS MAY BE MATERIALLY GREATER OR LESS THAN THOSE CONTAINED IN THE PROJECTIONS.

Regulatory Approvals. Alanco is not aware of any pending legal proceeding relating to the acquisition. Alanco is not aware of any governmental license or regulatory permit that appears to be material to its business that might be adversely affected by Alanco's acquisition of TSI assets as contemplated herein or of any approval or other action by any governmental, administrative or regulatory authority or agency, domestic or foreign, that would be required for such actions as contemplated herein.

Antitrust. Under the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder by the Federal Trade Commission, certain acquisition transactions may not be consummated unless certain information has been furnished to the Antitrust Division of the United States Department of Justice and the FTC and certain waiting requirements have been satisfied. Because the aggregate acquisition price of the contemplated transaction is under $50 million, the transaction is not subject to such requirements.

Accounting Treatment. The acquisition of assets will be accounted for under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, 'Business Combinations,' as amended. Under this method of accounting, the purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values at the completion of the acquisition (with the excess of the purchase price after the allocations being recorded as goodwill).

Independent Appraisals and/or Opinions. Independent opinions and/or appraisals have not been obtained by Alanco due to TSI's stage of development and the fact that a significant portion of the acquisition consideration is contingent on TSI achieving certain minimum gross profit results within calendar year 2002, which regulates the potential shares of Alanco common stock that may be issued under the proposed Acquisition Agreement.

Interests of Certain Persons in the Acquisition, Possible Conflicts of Interest. Robert R. Kauffman, Chairman and Chief Executive Officer of Alanco, has certain interests in the acquisition that may be different from or in addition to the interests of Alanco's other stockholders, which may create potential conflicts. These additional interests relate to Mr. Kauffman's position as a director of TSI, his ownership of 455,000 shares (less than 2%) of TSI's outstanding shares, and his options to purchase 62,500 shares of TSI common stock at a price of approximately $1.00 per share. Pursuant to the TSI Acquisition Agreement, upon closing, Mr. Kauffman, as a TSI shareholder, will be issued approximately 133,600 shares of Alanco Class A common stock, valued at approximately $89,500, based on the closing market price as of March 15, 2002. If TSI achieves certain financial goals as outlined in the TSI Acquisition Agreement, Mr. Kauffman would receive up to an additional approximately 378,500 shares of Alanco Class B common stock, valued at approximately $253,600 based on the closing market price as of March 15, 2002. (See Section 12 "Security Ownership of Management" for Alanco shares owned by Mr. Kauffman on the record date.) The Alanco Board of Directors was aware of these interests and considered them in approving the Acquisition Agreement and the transaction contemplated thereby.

  9.   PROPOSAL NO. 3:  SERIES B CONVERTIBLE PREFERRED STOCK

Purpose of Issuance of Preferred Stock. In support of the TSI acquisition and subsequent working capital requirements, the Alanco Board of Directors is recommending the approval of the issuance of up to 75,000 shares of Series B Convertible Preferred Stock. The shares have a stated value of $10.00 per share and will be sold at a price based upon market conditions at the time of sale, which may result in the as converted price per share being less than the current closing price of the Company's common stock. If that were to occur, the value of any embedded beneficial conversion feature would be recognized and amortized as additional cost of financing over the minimum period from the date of issuance to the date at which the preferred shareholders can realize that return. The Company currently has a commitment, contingent on closing the TSI acquisition, for the sale of 50,000 shares of the proposed Series B Convertible Preferred Stock. The transaction is not expected to result in the recognition of an embedded beneficial conversion feature since the as converted price is in excess of market price on the date of commitment.

If the Company is unable to raise the needed capital by selling the Series B Convertible Preferred Stock or the revenue and cash flow elements of its 2002 operating plan are not achieved, the Company will need to materially reduce its fiscal 2002 operating plan expenses, or raise additional funds through public or private debt or equity financing, or both. If additional funds are raised through the issuance of equity securities, the percentage ownership of the then current shareholders of the Company will be reduced, and such equity securities may have rights, preferences or privileges senior to those of the holders of the Common Stock. If the Company needs to seek additional financing to meet working capital requirements, there can be no assurance that additional financing will be available on terms acceptable to the Company, or at all. If adequate funds are not available or are not available on acceptable terms, the Company's business, operating results, financial condition and ability to operate will be materially adversely affected.

Description of Series B Preferred Rights. A description of the Series B Convertible Preferred Stock, outlining the powers, preferences, rights and limitations of the series of Preferred Stock is attached to this proxy statement as Appendix C. The Preferred Stock will have the following preferences, rights and limitations:

         (a) Priority. The Series B Convertible Preferred Stock shall have a priority ranking superior to the Common Stock of the Company and all other series of Preferred Stock of the Company with respect to payment of dividends and upon dissolution, liquidation and winding-up of the Company.

         (b) Dividends. Holders of shares of Series B Convertible Preferred Stock shall be entitled to receive, when declared by the Board of Directors, a dividend of ten (10%) percent per annum, payable quarterly. At the option of the Company, any dividends on the Series B Convertible Preferred Stock may be paid either in cash or in kind. In addition, the holders of Series B Convertible Preferred Stock shall participate on an as-converted basis in any dividends payable with respect to the Company's common stock.

         (c) Conversion. Each share of Series B Convertible Preferred Stock may be convertible into thirteen (13) shares of Class A Common Stock of the Company.

         (d) Voting. The holders of shares of Series B Convertible Preferred Stock shall be entitled to vote upon matters submitted to shareholders for a vote, in the same manner and with the same effect as the holders of shares of Class A Common Stock, voting together with the holders of Class A Common Stock as a single class to the extent permitted by law. Holders of Series B Convertible Preferred Stock shall have that number of votes equal to the number of shares of Class A Common Stock into which such preferred stock is convertible.

         (e)  Redemption.

              (i) By the Company. The Company may redeem all or any part of the outstanding Series B Convertible Preferred Stock at any time after either (i) the third (3rd) anniversary of the date of issuance of the shares to be redeemed, or (ii) after the average NASDAQ closing market price for the Company's Common Stock for twenty (20) consecutive trading days equals $2.00 per share, at the redemption price equal to $10.00 per share of the Series B Convertible Preferred Stock to be redeemed, plus accrued unpaid dividends, if any.

              (ii)By the Shareholder. Each holder of Series B Convertible Preferred Stock may, at any time after the third (3rd) anniversary of the date of issuance of the shares to be redeemed, demand that the Company redeem all or any part of such holder's Series B Convertible Preferred Stock at a redemption price of $10.00 per share, plus accrued unpaid dividends, if any. The Company shall redeem the number of shares of Series B Convertible Preferred Stock specified in the holder's demand notice in either of the following methods:

                  (a)   By paying the aggregate redemption price in cash; or

                  (b) By paying the aggregate redemption price in common stock of the Company valued for such purpose at the average NASDAQ closing market price for the twenty (20) trading days immediately prior to the date of receipt of the holder's redemption demand.

Accounting Presentation. The issuance of the Series B Convertible Preferred Stock will be classified as Redeemable Preferred Stock (Stock Subject to Mandatory Redemption Requirements or Whose Redemption is Outside the Control of the Issuer). The Redeemable Preferred Stock will be presented above the equity section in the Consolidated Balance Sheet; and in the event the terms of sale result in the as converted price per common share being less than market price on date of commitment (embedded beneficial conversion feature), a portion of the proceeds from the issuance of the Preferred Stock equal to the intrinsic value will be allocated to additional paid in capital and reduce the proceeds for the sale of Redeemable Preferred Stock. Because the Preferred Stock is redeemable by the holder after 3 years, the Redeemable Preferred Stock discount will be amortized as financing expense over the three-year period.

Recommendations of the Alanco Board of Directors. The Alanco Board of Directors unanimously approved that it was advisable and in the best interests of Alanco and its stockholders to approve a proposal to issue up to 75,000 shares of Alanco's Series B Convertible Preferred Stock in support of the TSI acquisition and subsequent working capital requirements of the Company. Accordingly, the Alanco Board of Directors hereby unanimously recommends that holders of Alanco common stock vote FOR the issuance of shares of Alanco's Series B Convertible Preferred Stock in support of the TSI acquisition and subsequent working capital requirements of the Company.

10.      CHANGE OF CONTROL

Under the terms of the Acquisition Agreement, TSI will be issued an initial payment of 6,000,000 shares of Alanco's Class A common stock upon closing of the transaction. In addition, EMS Technologies, Inc. ("EMS"), a TSI vendor and stockholder, will be issued 1,000,000 shares of Alanco's Class A common stock. Issuance of these 7,000,000 shares of Alanco's Class A common stock will result in the TSI stockholders owning approximately 40.7% of Alanco's outstanding Class A common stock. If TSI shareholders voted cumulatively as a block, they would have the means of electing two members to Alanco's seven-member Board of Directors. According to the "earn-out" formula in the Acquisition Agreement, TSI could receive deferred payment of up to an additional 17,000,000 shares of Alanco Class B common stock upon achievement of certain financial goals as specified in the Acquisition Agreement. If TSI achieves these financial goals and is issued all 17,000,000 shares of Alanco Class B common stock, which Class upon approval of Proposal No. 1 is entitled to one-one hundredth of one vote per share, TSI shareholders would have the potential of owning shares having 41.3% of Alanco's outstanding voting rights, thereby still having the ability to elect two directors to Alanco's seven-member Board, if they voted cumulatively as a block.

In a transaction pending Bank approval, Alanco would acquire approximately 2.07 million shares of TSI stock in exchange for the Company's investment in G&M preferred stock with TSI officer and shareholder, James G. Ricketts. Alanco's pending ownership of this TSI stock represents approximately 8.9% of TSI's outstanding stock, thereby further reducing the impact of the TSI ownership.

11.    THE TSI ACQUISITION DOCUMENTS

THE FOLLOWING DESCRIPTIONS OF THE TSI ACQUISITION DOCUMENTS DESCRIBE THE MATERIAL PROVISIONS OF THE DOCUMENTS BUT DO NOT PURPORT TO DESCRIBE ALL OF THE TERMS OF THE AGREEMENT. THE FULL TEXT OF THESE ACQUISITION DOCUMENTS ARE ATTACHED TO THIS PROXY STATEMENT AS APPENDICES. ALL ALANCO STOCKHOLDERS ARE URGED TO READ THE TSI ACQUISITION DOCUMENTS IN THEIR ENTIRETY BECAUSE THEY ARE THE LEGAL DOCUMENTS THAT GOVERN THE ACQUISITION.

11.1 Amended Acquisition Agreement. The Amended Acquisition Agreement ("Acquisition Agreement") between Alanco and TSI, attached to this Proxy Statement as Appendix B, provides that a new wholly owned subsidiary corporation of Alanco will acquire substantially all of the assets of TSI in exchange for Alanco's Class A and Class B Common Stock and assumption of certain specified liabilities of TSI. In particular, Alanco will acquire all of TSI's inventories, tangible personal property, intangible personal property (including TSI's patents and patent rights, developed software and know-how, and the name "Technology Systems International"), contracts and other agreements, accounts receivable, cash and cash equivalents, and goodwill of TSI as a going concern.

Alanco will assume certain general liabilities of TSI aggregating approximately $1.2 million. This amount includes approximately $325,000 of contingent non-interest bearing notes payable due upon TSI achieving an annual net income of $1 million; and excludes TSI obligations of $1,250,000 to EMS Technologies, Inc. ("EMS"), which are assumed pursuant to a separate agreement between Alanco and EMS. (See Section 11.3 below.) Liabilities not specifically assumed by Alanco remain liabilities of TSI.

In addition to the assumption of certain liabilities, Alanco will issue to TSI 6,000,000 shares of Alanco's Class A Common Stock at closing. In addition, when the TSI business acquired achieves an aggregate gross profit, as defined in the Acquisition Agreement, of $3,000,000 during calendar year 2002, Alanco will issue to TSI an additional payment of 5,000,000 shares of Alanco's Class B Common Stock.

Thereafter, for each dollar of additional gross profit from the business in excess of $3,000,000 achieved during calendar year 2002, Alanco will issue to TSI an additional four (4) shares of Class B Common Stock, up to the maximum of an additional 12,000,000 shares of Class B Common Stock. In the event that the maximum number of additional shares of Class B Common Stock have not been earned by December 31, 2002, but certain specified conditions have been met, then gross profit produced during the first quarter of calendar year 2003 in excess of $1,000,000 will earn additional shares of Class B Common Stock at the same rate of four (4) shares of Class B Common Stock for each dollar of such additional excess gross profit, provided, however, that not more than the maximum of 12,000,000 shares of Class B Common Stock shall be payable aggregately under this paragraph.

The Company has reached a tentative agreement, not reflected in the discussion above as it is subject to bank approval, with Mr. James Ricketts, a TSI shareholder, to exchange the Company's investment in Preferred Stock of Gold and Minerals, Inc. for 2,070,774, or approximately 9%, of the outstanding shares of TSI. Refer to Sections 6, 8, 12 and 13 for further discussion of this transaction.

The Acquisition Agreement contains representations and warranties of TSI to Alanco, including representations relating to TSI's organization and standing, capitalization, authority, financial statements, title to assets, patents and other intangible intellectual property, employees and employee benefit plans, and compliance with all laws. Alanco also makes similar representations to TSI in the Acquisition Agreement.

Pending closing of the transaction, the Acquisition Agreement restricts TSI from conducting business other than in the ordinary course without Alanco's prior approval, including specifically the disbursement of funds in excess of $500.

The closing is to occur on or before the third business day following the date of the Alanco Shareholders Meeting at which the shareholders of Alanco approve issuance of the shares of Alanco Common Stock to be issued to TSI. On the closing date, the parties will exchange all of the documents necessary to transfer title to the acquired assets to Alanco's subsidiary and the initial 6,000,000 shares of Alanco's Class A Common Stock will be issued to TSI. In addition, such further instruments or documents as the parties or their counsel may reasonably request to assure the effective carrying out of the transactions will be delivered.

The Acquisition Agreement provides that each of the parties will indemnify, and hold harmless the other party against claims, losses, expenses, and liabilities which arise from any breach by the indemnifying party of the agreement.

Conditions to the Acquisition. The obligations of Alanco and TSI to complete the acquisition are subject to approval of the issuance of shares of Alanco's common stock in connection with the Acquisition Agreement by a majority of the votes cast by the holders of Alanco's outstanding shares of common stock at the special meeting, completion of the conditions precedent to closing, and verification of the representations and warranties contained in the Acquisition Agreement as of the closing of the acquisition, except for those failures to perform or to be true and correct that would not reasonably be expected to have a material adverse effect on Alanco and its subsidiaries taken as a whole.

Termination. The Acquisition Agreement may be terminated and the acquisition may be abandoned at any time:

   1.  By mutual consent of Alanco and TSI;
   2. If any injunction, ruling or other legal restraint or prohibition preventing the completion of the acquisition is in effect and has become final and cannot be appealed;
   3. If the shareholders of TSI or Alanco do not approve the Acquisition Agreement; or
   4.  Alanco's inability to satisfactorily complete due diligence.

Amendment. The Acquisition Agreement may be amended only by written agreement of the parties. Any amendment may be made at any time before the completion of the acquisition. After the Alanco stockholders adopt the Acquisition Agreement, however, no amendment or waiver that requires further approval of the Alanco stockholders may be made without the further approval of the Alanco stockholders.

11.2 Registration Rights Agreement. The Acquisition Agreement and the EMS Assignment Agreement ("EMS Agreement") include the Registration Rights Agreement, whereby the 6,000,000 shares issued to TSI shareholders at closing and the 1,000,000 shares issued to EMS pursuant to the EMS Agreement have certain stock registration rights. Both the Acquisition Agreement and the EMS Agreement use the same Registration Rights Agreement. In the Registration Rights Agreement Alanco has committed to use commercially reasonable efforts to file a securities registration statement on Form S-3 (or other suitable forms) or a post-effective amendment to an effective registration (collectively, a "Registration Statement") within 90 days following the closing of the Acquisition Agreement.

Class B Common Shares issued subsequent to the closing as determined under the Acquisition Agreement deferred payout formula shall also have certain stock registration rights. Upon the written request of the holders of at least 25% of the deferred payout shares issued, the Company agrees to file a Registration Statement on Form S-3 (or other suitable form), at the Company's discretion, covering the resale of those requested shares, using commercially reasonable efforts to have the Registration Statement declared effective within 90 days after the date the Company receives written notice triggering the registration. Expenses incurred, other than underwriting discounts and commissions, in the Registration Statement process pursuant to registering the 7 million shares issued to TSI and EMS at the close, shall be borne by the Company. Expenses incurred in the Registration Statement process for the shares issued under the deferred payout provision shall be borne by the participating holders on a pro-rata basis based upon the number of shares of Registrable Securities owned compared to the total shares to be registered at the time. The Class B common shares are not convertible into Class A common shares and there is no intention or requirement to make them convertible at a future date.

The Registration Rights Agreement, attached to this proxy statement as Appendix D, includes a limitation on the obligations of the Company to register securities, an explanation as to other obligations of the Company under this agreement, discussion of potential black out period issues and indemnification provisions. The Registration Rights Agreement includes various other provisions and should be reviewed in detail.

11.3 EMS Assignment Agreement. As a condition of the acquisition, Alanco agreed to negotiate with EMS, a major supplier of electronic products for the TSI technology and a stockholder of TSI, to convert a substantial portion of TSI current liabilities into equity. At TSI's request and to assist in the transaction between TSI and EMS, Alanco representatives entered into discussion with both TSI and EMS, reaching an agreement for EMS to convert approximately $1,250,000 of TSI debt into debt and equity. This conversion is to be accomplished through assignment of the TSI notes, including accrued interest, to Alanco, in exchange for 1,000,000 shares of Alanco common stock and Alanco long-term promissory notes in the amount of $350,000 upon closing of the proposed acquisition. The assignment agreement is attached to this proxy statement as Appendix E.

11.4 TSI Amended Loan Agreement. In connection with the acquisition, Alanco agreed to provide TSI a secured credit facility, whereby Alanco would advance TSI up to $360,000. The secured credit facility is to be utilized for pre-closing funding of TSI's business operations. As of March 15, 2002, TSI had drawn $360,000 under the facility. The secured credit facility is documented in a loan agreement that is included in this proxy statement as Appendix F.

Advances under the secured credit facility bear interest at the rate of 1 1/2% per month until paid. The secured credit facility will expire and become immediately payable upon the earlier of May 31, 2002 or when an offer from a party other than Alanco is received to acquire all or substantially all of the assets of TSI. If not paid when due, Alanco has the right to convert the unpaid balance due, including interest, into TSI common stock at a conversion price of $.10 per share.

As additional consideration to induce Alanco to enter into the secured credit facility agreement, TSI has agreed to pay Alanco a termination fee of $500,000 or 2 million shares of TSI (at Alanco's option) if the Acquisition Agreement is terminated for any circumstances other than Alanco's withdrawal from the transaction or if any injunction, ruling or other legal restraint or prohibition preventing the completion of the acquisition is in effect and has become final and cannot be appealed.

 12.   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OF MANAGEMENT

Security Ownership of Certain Beneficial Owners. The following table sets forth certain information with respect to each shareholder known by Alanco to be the beneficial owner of more than 5% of the outstanding Alanco common stock as of March 15, 2002. Information regarding the stock ownership of Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, is also shown in the table in the following subsection, "Security Ownership of Management."

                                      Five Percent Owners
                                        Shares     Exercisable    Total           Total Stock
                                        Owned         Stock     Stock Owned       and Options
     Name of             Number of    Percent of    Options &   And Options       & Warrants
 Beneficial Owner       Shares Owned   Class (2)    Warrants    & Warrants    Percent of Class (3)
----------------------  ------------  ----------   -----------  -----------   --------------------

Robert R. Kauffman        796,632         7.8%     1,505,000    2,301,632           19.7%
Donald E. Anderson (1)    816,322         8.0%       400,000    1,216,322           10.7%

(1) The number of shares owned includes The Anderson Family Trust, owner of 496,322 shares of Alanco common stock and 200,000 exercisable warrants, and Programmed Land, Inc., owner of 320,000 shares of Alanco common stock, and 200,000 exercisable warrants, both of which Mr. Anderson claims beneficial ownership. Mr. Anderson's address is 11804 North Sundown Drive, Scottsdale, Arizona 85260.
(2) The percentages shown are calculated based upon 10,200,083 shares of common stock outstanding on March 15, 2002.
(3) In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other stockholders.

Projected Security Ownership of Certain Beneficial Owners after TSI Acquisition. The following table sets forth certain information known by Alanco with respect to beneficial ownership of Alanco's common stock after shareholder approval of the TSI acquisition and issuance of 6,000,000 shares of Alanco Class A common stock to TSI shareholders and 1,000,000 shares of Alanco Class A common stock to a TSI creditor and shareholder, EMS Technologies, Inc. Information presented in this table assumes that TSI will distribute the 6,000,000 shares on a pro-rata basis to existing TSI shareholders.

                        Five Percent Owners After Shareholder Approval of TSI Acquisition
                                (7,000,000 Shares of Class A Common Stock Issued)
                              Alanco          Alanco          Shares                    Total       Total Stock
                              Class A         Class A         Owned        Alanco       Stock       and Options
                              Common          Common        Percent of   Exercisable    Owned       & Warrants
                              Shares          Shares         Class A       Stock         And        Percent of
      Name of               Issued Per      Owned After      Common      Options &    Options &    Class A Common
  Beneficial Owner        TSI Acquisition TSI Acquisition    Stock (4)    Warrants     Warrants       Stock (5)
--------------------      --------------- ---------------   ----------   ----------   ---------    --------------
EMS Technologies (1)         1,812,314       1,812,314         10.5%          0       1,812,314        10.5%
Richard C. and Anna M.       1,229,623       1,229,713          7.1%          0       1,229,713         7.1%
  Jones Family Trust (2)
Robert R. Kauffman (3)        133,586         930,218           5.4%      1,505,000   2,435,218        13.0%
Donald E. Anderson               0            816,322           4.7%        400,000   1,216,322         6.9%

(1) The address for EMS Technologies, Inc. is 660 Engineering Drive, Norcross, GA 30092.
(2) The number of Alanco shares issued per the TSI acquisition shown above assumes the exercise of 65,000 TSI stock options with a purchase price of $1.00 per share held by Mr. Jones. Mr. Jones address is 12084 North 119th Street, Scottsdale, AZ 85259.
(3) The number of Alanco shares issued per the TSI acquisition shown above assumes the exercise of 62,500 TSI stock options with an average purchase price of approximately $1.00 per share held by Mr. Kauffman.
(4) The percentages shown are calculated based upon 10,200,083 shares of common stock outstanding as of March 15, 2002, plus 7,000,000 shares issued in connection with the TSI acquisition.
(5) In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other stockholders.

The following table sets forth certain information known by Alanco with respect to projected beneficial ownership of Alanco's common stock after shareholder approval of the TSI acquisition and issuance of the above-described 7,000,000 shares of Alanco Class A common stock and assumes the issuance of 17,000,000 shares of Alanco Class B common stock to TSI shareholders upon attainment of certain financial goals as outlined in the Amended Acquisition Agreement. Information presented in this table assumes that TSI will distribute all shares issued to TSI on a pro-rata basis to existing TSI shareholders.

          Five Percent Owners After Shareholder Approval of TSI Acquisition & Upon Attainment of Financial Goals
                                  (17,000,000 Shares of Class B Common Stock Issued)
                                       Alanco                                                                         Total
                          Alanco       Class B        Alanco    Shares    Shares                         Total       Stock and
                          Class A      Common         Class A   Owned      Owned             Alanco     Class A      Options &
                          Common       Shares         Common    Percent   Percent  % of    Exercisable  Common       Warrants
                          Shares       Issued         Shares     of         of    Common      Stock      Stock       Percent of
                          Issued       After TSI      Owned     Class A   Class B  Stock    Options     Owned And    Class A
    Name of               Per TSI   Financial Goals After TSI   Common    Common   Voting     &         Options &    Common
 Beneficial Owner       Acquisition    Attained     Acquisition Stock(4)  Stock(5) Power    Warrants    Warrants      Stock
---------------------  ------------ --------------- ----------- --------- --------- ------ ----------   ---------    ---------
EMS Technologies         1,812,314    2,301,556     1,812,314   10.5%     13.5%    10.6%       0        1,812,314     10.5%
Richard C. and Anna M.   1,229,623    3,483,932     1,229,713    7.1%     20.5%     7.3%       0        1,229,713      7.1%
   Jones Family Trust
Robert R. Kauffman         133,586      378,494       930,218    5.4%      2.2%     5.4%   1,505,000    2,435,218     13.0%
Donald E. Anderson            0            0          816,322    4.7%      0.0%     4.7%     400,000    1,216,322      6.9%
James G. Ricketts (1)      535,986    1,518,627       535,986    3.1%      8.9%     3.2%       0          535,986      3.1%
Alfred Peeper (2)          408,852    1,158,415       408,874    2.4%      6.8%     2.4%       0          408,874      2.4%
Evert Eggink (3)           354,110    1,003,312       354,110    2.1%      5.9%     2.1%       0          354,110      2.1%



(1) In a transaction pending Bank approval, Alanco would acquire 2,070,774 shares of TSI stock from a TSI shareholder, James G. Ricketts, in exchange for Alanco's investment in Preferred Stock of Gold and Minerals Company, Inc. If this transaction is finalized, all shares assumed to be issued to Mr. Ricketts would be issued to Alanco Technologies, Inc. See Section 6, 8, and 12 and footnote 4 to the Condensed Pro Forma Consolidated Balance Sheet as of December 31, 2001 in Section 13 for additional discussion of the tentative agreement between Alanco and Mr. Ricketts. Mr. Ricketts' address is 23210 North Las Lavatas, Scottsdale, AZ 85255.
(2) The number of Alanco shares issued per the TSI acquisition and after the TSI financial goals are attained shown above assumes the exercise of 200,000 TSI stock options held by Mr. Peeper. Mr. Peeper's address is Hogeweg 76-1 2042 GJ Zandvoort, Netherlands.
(3) The number of Alanco shares issued per the TSI acquisition and after the TSI financial goals are attained shown above assumes the exercise of 205,000 TSI stock options with an average purchase price of approximately $1.00 held by Mr.Eggink. Mr. Eggink's address is Jan Van Nassaustraat 32-2596 BT, The Hague, Netherlands.
(4) The percentages shown are calculated based upon 17,200,083 shares of common stock outstanding, determined as 10,200,083 shares of common stock outstanding as of March 15, 2002, plus 7,000,000 shares of Class A Common Stock issued in connection with the TSI acquisition.
(5) The percentages shown are calculated based upon the assumption that 17,000,000 shares of Class B Common Stock are issued in connection with TSI's attainment of certain financial goals in 2002 as outlined in the TSI Acquisition Agreement.
(6) In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other stockholders.

Security Ownership of Management. The following table sets forth certain information known to us with respect to beneficial ownership of Alanco's common stock by each of our directors and executive officers, and all of our directors and executive officers as a group.

The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.

                                   Securities of the Registrant Beneficially Owned
                                       By Directors and Executive Officers (1)
                                                                              Exercisable                   Total
                                                                 Shares         Stock                     Stock and
                                                                 Owned         Options        Total       Options &
                                               Number of         Percent          &        Stock Owned    Warrants
      Name of                                   Shares          of Class       Warrants    And Options   Percent of
  Beneficial Owner            Title (2)         Owned              (6)           (7)       & Warrants      Class (8)
----------------------       -----------       ---------        --------       ---------   ----------    --------
Robert R. Kauffman (3)       Dir/COB/CEO        796,632             7.8%       1,505,000   2,301,632        19.7%
John A. Carlson              Dir/EVP/CFO        152,958             1.5%         500,000     652,958         6.1%
Harold S. Carpenter          Dir                126,641(4)          1.2%          80,000     206,641         2.0%
James T. Hecker              Dir                 27,393(5)          0.3%          80,000     107,393         1.0%
Steven P. Oman               Dir                 20,000             0.2%          80,000     100,000         1.0%
Thomas C. LaVoy              Dir                 91,930             0.9%          60,000     151,930         1.5%
Robert H. Friesen            Dir                 70,470             0.7%          40,000     110,470         1.1%

Officers and Directors as a Group             1,286,324            12.6%       2,345,000   3,631,324        28.9%
(7 individuals)

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares that may be acquired upon conversion or exercise of stock options, warrants or convertible securities that are currently exercisable or that become exercisable within 60 days are deemed beneficially owned. The "Number of Shares Owned" shown above indicates shares beneficially owned by the persons named for which they have voting rights as of the record date of March 18, 2002. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.
(2) Dir is Director; COB is Chairman of the Board; CEO is Chief Executive Officer; EVP is Executive Vice President; CFO is Chief Financial Officer.
(3) The address for Mr. Kauffman is: c/o Alanco Technologies, Inc., 15900 North 78th Street, Suite 101, Scottsdale, AZ 85260.
(4) Excludes 432,632 shares of Common Stock and 20,000 exercisable warrants owned by Heartland Systems Co., a company for which Mr. Carpenter serves as an officer. Mr. Carpenter disclaims beneficial ownership of such shares.
(5) Excludes 344,474 shares of Common Stock and 20,000 exercisable warrants owned by Rhino Fund LLLP. The fund is controlled by Rhino Capital Incorporated, for which Mr. Hecker serves as Treasurer and General Counsel. Mr. Hecker disclaims beneficial ownership of such shares.
(6) The percentages shown are calculated based upon 10,200,083 shares of common stock outstanding on March 15, 2002.
(7) Represents unexercised stock options and warrants issued to named executive officers and directors. All options and warrants issued to the executive officers and directors were exercisable at March 15, 2002.
(8) The number and percentages shown include the shares of common stock actually owned as of March 15, 2002 and the shares of common stock that the identified person had a right to acquire within 60 days after March 15, 2002. In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of common stock owned by any other stockholders.

Alanco Ownership of TSI Stock. The Company has reached a tentative agreement, subject to bank approval and therefore not assured, with Mr. James Ricketts, a TSI shareholder, to exchange the Company's investment in Preferred Stock of Gold and Minerals, Inc. for 2,070,774, or approximately 9%, of the outstanding shares of TSI. The Company's investment in Preferred Stock of Gold and Minerals, Inc. ("G&M") is recorded at December 31, 2001 as "Investments at Cost" in the amount of $2,475,200. Completion of the transaction would result in a write down (extraordinary item) of the G&M investment to approximately 9% of the purchase consideration paid at closing and a reduction, approximately 9%, in the number of Class A Common Shares issued at closing and the number of Class B Common Shares that may be issued per the earn-out provision of the Acquisition Agreement. Based upon the purchase method of accounting, only shares whose issuance is beyond a reasonable doubt, are considered as the purchase price for the transaction. Any future Class B common shares issued and returned to the Company as a result of Alanco acquiring the TSI common shares under this agreement would result in a reduction of goodwill and the recording of treasury shares. If the transaction is not completed due to the failure of the bank to approve, the G&M investment would remain as an asset of Alanco to be valued at the lower of cost or net realizable value. Alanco management anticipates bank approval of this transaction prior to closing of the TSI acquisition. See footnote 4 to the Condensed Pro Forma Consolidated Balance Sheet as of December 31, 2001 in Section 13 for additional discussion of this potential transaction.

Alanco management believes the separate agreement with Mr. Ricketts is appropriate considering Mr. Ricketts' unique interest in the G&M investment, the Company's difficulty in valuing the G&M investment due to the lack of a publicly traded market value for G&M stock, the Company's estimate of the value of Mr. Rickett's portion of the Alanco Class A Common Stock to be issued at closing and the significant number of Alanco Class B Common Shares that Mr. Ricketts would receive upon TSI reaching certain financial goals, and finally, the fact that Mr. Ricketts has agreed to vote his TSI shares in favor of the acquisition, based partly upon the agreement. Based upon the discussion above, Alanco management believes the per share value for TSI stock exchanged by Mr. Ricketts for the G&M investment approximately equates to the value to be received by other TSI shareholders.

 13.   SELECTED FINANCIAL DATA AND PRO FORMA INFORMATION

Selected Historical Financial Data. The unaudited Alanco financial statements for the quarter ended December 31, 2001 were filed timely with the SEC (File No.000-09347) on Form 10-QSB. The audited financial statements of Alanco for the fiscal years ended June 30, 2001 and 2000 were filed timely on Form 10-KSB. Form 10-QSB for the period ended December 31, 2001, and Form 10-KSB for the year ended June 30, 2001, are included in this Proxy Statement as Appendix G and H, respectively.

The audited financial statements of Technology Systems International, Inc. for the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999 (attached to this proxy statement as Appendix I) and the unaudited interim financial statements for the period ended December 31, 2001 (attached to this proxy statement as Appendix J) are provided to assist you in your analysis of the financial aspects of TSI.

Pro Forma Financial Data.

          UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS

The following unaudited pro forma condensed combining financial statements reflect the Alanco acquisition of the TSI assets recorded under the purchase method of accounting, assuming the transaction had occurred at the beginning of the periods presented. The pro forma statements of operations combine the operations of TSI and the consolidated Alanco operations for the year ended June 30, 2001 and the six months ended December 31, 2001. The pro forma balance sheet combines TSI with the consolidated balance sheet of Alanco as of December 31, 2001.

The historical information for TSI has been obtained from unaudited financial statements conforming with the periods indicated. The pro forma statements should be read in conjunction with TSI's financial statements and attached notes thereto (attached as Appendix I and J) and the financial statements of Alanco that have been filed on Form 10-QSB and Form 10-KSB and are attached as Appendix G and H, respectively. The pro forma financial statements are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisition occurred as of the dates indicated, nor are they indicative of future operating results or financial position.

                                            Summary Financial Information
                                           Pro Forma Condensed Consolidated
                                               Statement of Operations

                                                           -------Six Months Ended December 31, 2001-------
                                                                             Pro Forma           Pro Forma
                                                     TSI              Alanco         Adjustments   (2)    Combined
                                                ---------------   ---------------   ---------------    ----------------

Net Sales                                              $60,100        $3,614,000                ---         $3,674,100
     Cost of Sales                                     (59,200)       (2,186,200)               ---         (2,245,400)
                                                ---------------   ---------------   ---------------    ----------------
Gross Profit                                               900         1,427,800                ---          1,428,700
     Other Direct Costs                               (929,400)       (2,614,700)               ---         (3,544,100)
                                                ---------------   ---------------   ---------------    ----------------
Operating Loss                                        (928,500)       (1,186,900)               ---         (2,115,400)
     Other Income (Loss)                              (169,200)          (10,300)           45,000 (1)        (134,500)
                                                ---------------   ---------------   ---------------    ----------------
Net Loss - Continuing Operations                   ($1,097,700)      ($1,197,200)          $45,000         ($2,249,900)
                                                ===============   ===============   ===============    ================

     Weighted Average Shares Outstanding                               8,738,700         7,000,000 (3)      15,738,700
                                                                  ===============   ===============    ================

     Loss Per Share - Basis & Diluted                                     ($0.14)                               ($0.14)
                                                                  ===============                      ================

                                             Summary Financial Information
                                           Pro Forma Condensed Consolidated
                                                Statement of Operations

                                                              -------Fiscal Year Ended June 30, 2001-------
                                                                                        Pro Forma          Pro Forma
                                                       TSI              Alanco         Adjustments  (2)     Combined
                                                  ---------------   ---------------   --------------     ---------------

Net Sales                                               $287,700        $9,135,300                ---        $9,423,000
     Cost of Sales                                      (253,200)       (5,426,800)               ---        (5,680,000)
                                                  ---------------   ---------------   --------------     ---------------
Gross Profit                                              34,500         3,708,500                ---         3,743,000
     Other Direct Costs                               (2,260,500)       (6,972,300)               ---        (9,232,800)
                                                  ---------------   ---------------   --------------     ---------------
Operating Loss                                        (2,226,000)       (3,263,800)               ---        (5,489,800)
     Other Income (Loss)                                (712,600)           27,000           90,000 (1)        (595,600)
                                                  ---------------   ---------------   --------------     ---------------
Net Loss - Continuing Operations                     ($2,938,600)      ($3,236,800)         $90,000 (4)     ($6,085,400)
                                                  ===============   ===============   ==============     ===============

     Weighted Average Shares Outstanding                                 6,800,600        7,000,000 (3)      13,800,600
                                                                    ===============   ==============     ===============

     Loss Per Share - Basis & Diluted                                       ($0.48)                              ($0.44)
                                                                    ===============                      ===============





The following footnotes pertain to the Pro Forma Condensed Consolidated Statement of Operations for both the twelve months ended June 30, 2001 and the six months ended December 31, 2001.

(1) Adjustment to reflect the conversion of interest bearing debt to equity at the beginning of the period per the EMS agreement.

(2) The above condensed pro forma combining statement of operations have not been adjusted for the proposed sale of Series B Convertible Preferred Stock because there is no assurance the Preferred Stock will be sold. If the sale of 50,000 shares of Preferred Stock were to be completed, the Company would incur an obligation for quarterly dividends on the Preferred Stock at an annual rate of 10%, which would reduce earnings attributable to common stockholders by a like amount. Theconversion and redemption features of the Series B Convertible Preferred Stock could also restrict the Company's ability to pay future common stock dividends and the future cash availability to the Company. See Section 9 for a complete description of the Series B Convertible Preferred Stock.

(3) Assumes the issuance of 6,000,000 Class A Common Shares to TSI at closing and 1,000,000 Class A Common Shares to EMS for the conversion of approximately $900,000 of debt to equity.

(4) No dividends were declared or paid by either TSI or Alanco for the period indicated.

                                               Summary Financial Information
                                                    Condensed Pro Forma
                                                Consolidated Balance Sheet
                                                  As of December 31, 2001
                                                                                             Pro Forma           Pro Forma
                                                            TSI              Alanco         Adjustments          Combined
                                                     ---------------   --------------   ----------------     --------------
ASSETS:
     Cash                                                   $15,000          $748,000                              $763,000
     Accounts Receivables, net                               55,600         1,317,600                             1,373,200
     Notes Receivable                                             0           783,700           (75,000)(5)         708,700
     Inventories                                            816,700         1,362,500                             2,179,200
     Prepaid Expenses                                        43,100            69,300                               112,400
                                                     --------------   ---------------   ----------------     --------------
        Total Current Assets                                930,400         4,281,100           (75,000)          5,136,500

PROPERTY, PLANT AND EQUIPMENT, NET                           80,600           371,800                               452,400

OTHER ASSETS
     Intangible Assets, net                                       0         1,582,800         3,427,700 (3)       5,010,500
     Patents & Licenses                                     204,900                 0           200,000 (3)         404,900
     Software                                               525,100                 0           200,000 (3)         725,100
     Notes Receivables, Assets held for Sale & Other         10,500         1,076,200                             1,086,700
     Investments at cost                                                    2,475,200                   (4)       2,475,200
                                                     --------------   ---------------   ---------------      --------------
TOTAL ASSETS                                             $1,751,500        $9,787,100        $3,752,700         $15,291,300
                                                     ==============   ===============   ===============      ==============

CURRENT LIABILITIES
     Accounts Payable & Accruals                           $389,300        $1,553,200                            $1,942,500
     Current Notes & Bank Line                            1,596,500         1,273,900        (1,250,000)(1)       1,220,900
                                                                                               (324,500)(2)
                                                                                                (75,000)(5)
     Deferred Credits                                        60,000           589,700                               649,700
                                                     --------------   ---------------   ----------------     --------------
        Total Current Liabilities                         2,045,800         3,416,800        (1,649,500)          3,813,100

     Deferred gain, pollution control products                    0           378,000                               378,000
     Long term Debt                                          65,000                 0           324,500 (2)         739,500
                                                                                                350,000 (1)
                                                     --------------   ---------------   ---------------      --------------
        Total Liabilities                                 2,110,800         3,794,800          (975,000)          4,930,600

     Shareholders' Equity                                  (359,300)        5,992,300         3,827,700 (3)      10,360,700
                                                                                                900,000 (1)
                                                     --------------   ---------------   ---------------      --------------
TOTAL LIABILITIES & EQUITY                               $1,961,200        $9,787,100        $3,752,700 (6)     $15,291,300
                                                     ==============   ===============   ===============      ==============

     Shares Outstanding                                                     9,691,600         7,000,000          16,691,600
                                                                       ==============   ===============      ==============

     Book Value Per Share                                                       $0.62                                 $0.62
                                                                       ==============                        ==============


(1) Adjustment to reflect the conversion of approximately $900,000 of debt to equity via Alanco issuing 1 million shares of Class A common stock and the reclassification of $350,000 of current notes payable pursuant to the EMS agreement attached to this proxy as Appendix E. The value of the shares issued was determined by the amount of debt EMS negotiated to convert for the shares to be issued. The value of approximately $.90 per share was determined through negotiations among TSI, EMS and Alanco.
(2) Reflects the reclassification of certain notes payable that are payable contingent on bank approval and TSI achieving an annual operating net income of $1 million.
(3) Adjustments to reflect the purchase accounting method of recording the proposed transaction. The purchase price allocation is based only upon the 6 million Class A Common Shares, whose issuance at closing is beyond a reasonable doubt.

     The $3.618 million value of the transaction was determined by valuing the Class A common shares at 90% of the closing March 15, 2002 market price of $.67 per share. The discount from market reflects management's estimate of the reduction required to reflect the unregistered nature of the shares

     The purchase method of accounting requires the allocation of the purchase price to the fair value of the assets to be acquired and the liabilities to be assumed. A detailed allocation evaluation is not as yet completed. To present the above pro forma balance sheet, assumptions were made relative to the shares issued, the valuation method used, as discussed above, and the value in excess of net historical costs allocated to Patents, licenses and software. If Class B Common Shares are issued based upon TSI achieving the financial goals identified in the Agreement, the issued shares will be valued at fair market value determined by Company policy on date earned and recorded as an adjustment to goodwill.

     The net historical cost basis of the patents, licenses and software has been increased by $400,000 to reflect estimated development costs for those assets. The post allocation asset values are expected to be written off over the estimated remaining useful life of the assets. The remaining value of the purchase price of approximately $3.218 million has been allocated to goodwill in recognition of the earnings potential of contracts executed, contracts currently being negotiated, proposals outstanding and additional contracts that are being pursued. The fair market value on date earned of the Class B Common Stock that may be earned under the agreement will be recorded as an adjustment to goodwill upon issuance or for the quarter ended December 31, 2002.

     Commencing in fiscal year 2002, the Company ceased writing off goodwill balances over a specific period pursuant to FAS 141 & 142. The Company's current policy is to review goodwill balances at least annually to determine appropriateness of valuation and presentation based upon anticipated cash flows of assets related to the goodwill.

(4) The above condensed pro forma combining balance sheet has not been adjusted to reflect the proposed exchange, pending bank approval, of approximately
     2.07 million shares of TSI common stock for the Company's investment in the preferred stock of Gold & Minerals Company, Inc. (G&M), because the approval is not assured. If the contemplated stock exchange is completed, the "Investments at Cost" recorded on the books of Alanco will be written down to reflect a value equal to 9%, or $350,000, of the assumed purchase price, resulting as write down of "Investments at Cost" by approximately $2.1 million, which will be recorded during the quarter ended March 31, 2002 whether or not the acquisition is approved at the special shareholders' meeting or whether or not bank approval is obtained.
     (See Sections 6, 8, and 12 for further discussion of this transaction.)

(5) To eliminate intercompany notes balances payable to Alanco by TSI at December 31, 2001.

(6) The above condensed pro forma combining balance sheet has not been adjusted for the proposed sale of Series B Convertible Preferred Stock because there is no assurance the Preferred Stock will be sold. If the sale of 50,000 shares of Preferred Stock were to be completed at the $10 per share price, the Company would have an additional $500,000 of Redeemable Preferred Stock presented on the balance sheet above the equity section. The costs related to that Preferred Stock would be dividends payable at 10% per annum, or $50,000 per year, which would reduce net earnings available to common shareholders. See Section 9 for a discussion relative to embedded beneficial conversion and redemption features of the Series B Convertible Preferred Stock. The issuance of the Series B Convertible Preferred Stock will be classified as Redeemable Preferred Stock (Stock Subject to Mandatory Redemption Requirements or Whose Redemption is Outside the Control of the Issuer). The Redeemable Preferred Stock will be presented above the equity section in the Consolidated Balance Sheet; and in the event the terms of sale result in the as converted price per common share being less than market price on date of commitment (embedded beneficial conversion feature), a portion of the proceeds from the issuance of the Preferred Stock equal to the intrinsic value will be allocated to additional paid in capital and reduce the proceeds for the sale of Redeemable Preferred Stock. Because the Preferred Stock is redeemable by the holder after 3 years, the Redeemable Preferred Stock discount will be amortized as financing expense over the three-year period.

14.    INDEPENDENT PUBLIC ACCOUNTANTS

The Certified Public Accountants for Alanco and TSI have been invited to attend the special meeting. The representatives will have the opportunity to make a statement if so desired and are expected to be available to respond to appropriate questions.

15.    OTHER MATTERS

The Alanco Board of Directors is not aware of any other business that will be presented for consideration at the special meeting other than as described in this proxy statement.



 16.   STOCKHOLDER PROPOSALS

Pursuant to Alanco's By-Laws, only such business will be conducted at a special meeting of the stockholders as shall have been properly brought before the meeting. At a special meeting of the stockholders, a stockholder may properly bring business before such a meeting if, and only if, the notice for a special meeting provides for business to be brought before the meeting by a stockholder. Accordingly, the Alanco Board of Directors has discretion whether or not to permit the submission of stockholder proposals in connection with this special meeting and, at this time, does not intend to permit any stockholder proposals. Therefore, the notice for this special meeting does not permit the submission of stockholder proposals.

Any shareholder who intends to present a proposal at the annual meeting of shareholders for the year ending June 30, 2002 and have it included in the Company's proxy materials for that meeting must deliver the proposal to us for our consideration no later than June 29, 2002 and must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

 17.   WHERE YOU CAN FIND MORE INFORMATION

Alanco is subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, is obligated to file reports and other information with the SEC relating to its business, financial condition, and other matters. Information as of particular dates concerning Alanco's directors and officers, their remuneration, stock options granted to them, the principal holders of Alanco's securities, any material interests of such persons in transactions with Alanco, and other matters is required to be disclosed in reports, proxy statements or other filings distributed to Alanco's stockholders and filed with the SEC. Such reports, proxy statements, and other information should be available for inspection at the SEC's Public Reference Room, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and copies should be obtainable upon payment of the SEC's customary charges by writing to the SEC's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC also maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy statements and other information regarding registrants that file electronically with the SEC. Further information about Alanco can also be viewed on our website, www.alanco.com.

If you have questions about Alanco Technologies, Inc. ("Alanco") or the proposals, you should contact Robert R. Kauffman, Chairman of the Board and Chief Executive Officer, or John A. Carlson, Executive Vice President and Chief Financial Officer, Alanco Technologies, Inc., 15900 North 78th Street, Suite 101, Scottsdale, Arizona 85260, 480-607-1010.

If you have questions about Technology Systems International, Inc. ("TSI"), you should contact Greg M. Oester, Chief Executive Officer, Technology Systems International, Inc., 15575 North 83rd Way, Suite 4, Scottsdale, Arizona 85260, 480-998-7700.

                                   APPENDIX A

                              AMENDED AND RESTATED

                            ARTICLES OF INCORPORATION

                                      OF
                             ALANCO TECHNOLOGIES, INC.


                                    ARTICLE I

         The name of the Corporation shall be ALANCO TECHNOLOGIES, INC..

                                   ARTICLE II

         The known place of business of the Corporation shall be 15900 North 78th Street, Scottsdale, Arizona 85260.

                                   ARTICLE III

         The Corporation initially intends to engage in the business of researching, designing, manufacturing and selling environmental technology and related equipment, to engage in the business of mining, and to perform any and all things related to said business.

                                   ARTICLE IV

         The capital stock of the Corporation shall consist of the following:

1)   One Hundred Million  (100,000,000)  shares of no par value Common Stock;
2)
     Five Million (5,000,000) shares of Class A Cumulative Convertible Preferred Shares;

3)   Twenty  Million  (20,000,000)  shares  of  Class B  Cumulative
     Preferred Shares.

      All such stock shall be paid in from time to time upon such conditions as may be determined by the Board of Directors. The stock may be issued in payment for real or personal property, services, or any other right or things of value for the use and purpose of the Corporation, and all such stock, when so issued, shall become and be fully paid as though paid for in cash, the Board of Directors to be the sole judges, in the absence of fraud, of the value of any property or rights acquired in exchange for capital stock, and all such stock when issued shall be deemed fully paid and non-assessable.

         All of the above stock shall be entitled to one vote per share, provided, however, that in the case of the election of directors of the Corporation, every shareholder shall be entitled to cumulate their votes and give one (1) candidate for election as a director a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which their shares are entitled, or distribute their votes on the same principle among as many candidates as said shareholder deems fit.

         Subject to the terms and provisions of this Article, the Board of Directors is authorized to provide from time to time for the issuance of shares of any class of Preferred Stock in series and to fix from time to time before issuance or if after issuance upon the mutual written consent of all the designated series shareholders of the series for which said amended designation, preferences and/or privileges is sought, the designation, preferences and privileges of the shares of each series of Preferred Stock and the restrictions or qualifications thereof, including, without limiting the generality of the foregoing, the following:

(a)   The series designation and authorized number of shares;

(b) The dividend rate, the date or dates on which such dividends will be payable, and the extent to which such dividends may be cumulative;

(c) The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the Corporation;

(d) The price or prices at which shares may be redeemed and any terms, conditions and limitations upon such redemption;

(e)  Any sinking fund  provisions  for  redemption or purchase of shares of each series; and
(f) The terms and conditions, if any, on which shares may be converted at the election of the holders thereof into shares of other capital stock, or of other series of Preferred Stock, or other debt securities of the Corporation.

         Each series of Preferred Stock, in preference to the Common Stock, will be entitled to dividends, from funds or other assets legally available therefor, at such rates, payable at such time and cumulative to such extent as may be fixed by the Board of Directors pursuant to the authority herein conferred upon it. In the event of dissolution or liquidation of the Corporation, voluntary or involuntary, the holders of the Preferred Stock, in preference to the Common Stock, will be entitled to receive such amount or amounts as may be fixed by the Board of Directors pursuant to the authority herein conferred upon it.

         Each series of Preferred Stock may be subject to redemption in whole or in part at such price or prices and on such terms, conditions and limitations, as may be fixed by the Board of Directors pursuant to the authority herein conferred upon it, of such series. If less than all of the shares of any series of the Preferred Stock are to be redeemed, they will be selected in such manner as the Board of Directors shall then determine. Nothing herein contained is to limit any right of the Corporation to purchase or otherwise acquire any shares of any series of the Preferred Stock. Any shares of the Preferred Stock redeemed or otherwise acquired by the Corporation and which revert to the status of authorized and unissued shares shall be undesignated as to series, and may thereafter, in the discretion of the Board of Directors and to the extent permitted by law, be sold or reissued from time to time as part of another series or (unless prohibited by the terms of such series as fixed by the Board of Directors) of the same series, subject to the terms and conditions therein set forth.

         Notice of the intention of the Corporation to redeem shares of any series of the Preferred Stock shall be mailed at least thirty (30) days before the date of redemption to each holder of record of shares to be redeemed at his or her last known post office address as shown by the records of the Corporation. At any time after such notice has been mailed as aforesaid, the Corporation may deposit (separately as to the series) the aggregate redemption price payable with respect to the shares to be redeemed (or the portion thereof not already paid in the redemption of such shares) with any bank or trust company in the United States named in the notice of redemption. Such deposits are to be payable in amounts as aforesaid to the respective orders of the holders of record of the shares to be redeemed on endorsement (if required) and surrender of their certificates, thereupon such holders will cease to be shareholders with respect to said shares and, from and after the making of such deposit, such holders will have no interest or claim against the Corporation with respect to said shares, but will be entitled only to receive from such bank or trust company, without interest, the moneys so deposited with it.

         Dividends may be paid upon the Common Stock only when dividends have been paid, or funds have been set apart for the payment of dividends, on the Preferred Stock from the date after which dividends on the Preferred Stock became cumulative to the beginning of the then current dividend period, but whenever there shall have been paid, or funds shall have been set apart for the payment of, all such dividends upon the Preferred Stock, then dividends upon the Common Stock may be declared for payment then or thereafter out of remaining funds or other assets legally available for such payments. After the payment of the designated dividends, and amounts payable upon dissolution or liquidation, if any, to which the shares of the Preferred Stock are expressly entitled in preference to the Common Stock in accordance with the provisions herein set forth, the Common Stock is to receive all further such dividends and amounts.

         Neither a consolidation, merger or amalgamation of this Corporation with or into any other corporation or corporations, nor the sale, lease or conveyance of all or part of its assets shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of any provision herein.

                                    ARTICLE V

         The business and affairs of this Corporation shall be conducted by a Board of Directors of not less than three (3) and no more than nine (9) members. The directors need not be shareholders. The Board of Directors shall have the power to increase or decrease the Board within the limits above provided. The Board of Directors may also fill any vacancies which may occur in the Board of Directors resulting from an increase in the Board of Directors or otherwise, pending the next annual meeting of the stockholders.

         The Board of Directors shall be elected at the regular annual meetings of the stockholders.

         The Directors shall each year upon their election organize into a Board of Directors and elect a President and/or Chief Executive Officer, one or more Vice Presidents, a Secretary and a Treasurer, any two (2) of which offices, except the offices of the President and/or Chief Executive Officer and Vice President, or President and/or Chief Executive Officer and Secretary, may be held by the same persons. All officers shall serve for one (1) year or until their successors are elected and qualified.

         The Board of Directors of this Corporation shall have power without any action on the part of the stockholders to make, alter, amend or repeal By-Laws of the Corporation.

                                   ARTICLE VI

         Pursuant to the vote of the holders of a majority in interest of the capital stock issued and outstanding, the Board of Directors shall have the power and authority to lease, sell, assign, transfer, convey or otherwise dispose of the entire property of the Corporation, irrespective of the effect thereof upon the continuance of the business of the Corporation and the exercise of its franchise; but the Corporation shall not be dissolved, except as provided by the laws of the State of Arizona.

                                   ARTICLE VII

         No director of the Corporation shall be liable to the Corporation or its shareholders for money damages for the breach of fiduciary duty as a director, except for liability for any of the following: (i) the amount of a financial benefit received by a director to which such director is not entitled;
(ii) an intentional infliction of harm on the Corporation or its shareholders;
(iii) a violation of A.R.S. ? 10-833; or (iv) an intentional violation of criminal law. The directors of the Corporation shall be indemnified for liability, as defined in A.R.S. ? 10-850, to any person for any action taken, or any failure to take any action as a director, except liability for any of the exceptions described in the prior sentence and except in connection with any matter for which indemnification is prohibited under A.R.S. ? 10-851(D), to the fullest extent permitted by the Arizona Business Corporation Act, A.R.S. ? 10-101 et seq. The officers of the Corporation shall be indemnified to the same extent as directors of the Corporation; and any officer who is not also a director or who is a party to a proceeding on the basis of an act or omission solely as an officer shall further be indemnified against liability for any of the exceptions described in the first sentence of this Article VII, except that an officer who is not also a director shall not be indemnified for (a) liability in connection with a proceeding by or in the right of the Corporation other than for reasonable expenses incurred in connection with the proceeding; or (b) liability arising out of conduct that constitutes: (i) receipt by the officer of a financial benefit to which the officer is not entitled; (ii) an intentional infliction of harm on the Corporation or the shareholders; or (iii) an intentional violation of criminal law. If the Arizona Business Corporation Act is amended to authorize corporate actions further eliminating or limiting the personal liability of officers or directors, or to expand the matters for which indemnification is permissible, then the liability of an officer or director of the Corporation shall be automatically eliminated or limited and the indemnification of the officers and directors shall be automatically expanded, to the fullest extent permitted by the Arizona Business Corporation Act, as so amended, without any further corporate or shareholder action being required. Any repeal or modification of this Article VII by the shareholders of the Corporation shall not adversely affect any right or protection of an officer or director of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE VIII

         The private property of the officers, directors and stockholders of the Corporation shall be exempt from all corporate debts of any kind whatsoever.

                                   ARTICLE IX

         The name and address of the statutory agent of the Corporation is:
Steven P. Oman, 15900 North 78th Street, Scottsdale, Arizona 85260. The statutory agent may be changed by the Corporation at any time by the filing of an appointment of a successor statutory agent.

                                   APPENDIX B
                          AMENDED ACQUISITION AGREEMENT


         THIS AMENDED ACQUISITION AGREEMENT ("Agreement") is made and entered into as of the 15th day of March, 2002, by and among ALANCO TECHNOLOGIES, INC., an Arizona corporation ("Alanco"), and TECHNOLOGY SYSTEMS INTERNATIONAL, INC., a Nevada corporation ("TSI").


RECITALS:

          The respective Boards of Directors of Alanco and TSI, have concluded that it is to their respective mutual advantage and benefit to effect a transaction whereby TSI shall transfer its business and substantially all of its assets to a wholly owned subsidiary of Alanco to be formed as provided herein ("Alanco Subsidiary") solely in exchange for voting shares of Alanco and the assumption by Alanco Subsidiary of certain liabilities of TSI in a transaction intended to qualify as a "reorganization" within the meaning of IRC Section 368(a)(1)(C) of the 1986 Code, it being contemplated by Alanco and TSI that TSI will thereafter, as an integral part of the transaction, distribute the shares of Alanco to TSI's shareholders in complete liquidation of TSI and dissolve.

         The parties have entered into that certain Acquisition Agreement, dated January 23, 2002, concerning the transaction, and have agreed to certain amendments to said Acquisition Agreement which are reflected in this Agreement. This Agreement reflects the amended and restated agreement of the parties in its entirety and is intended to replace the former agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions set forth in this Agreement, the parties agree as follows:

         1.0 Sale of Assets of TSI to Alanco Subsidiary. Upon and subject to the terms and conditions herein stated, Alanco, through Alanco Subsidiary agrees to acquire from TSI and TSI agrees to transfer, assign and convey to Alanco Subsidiary upon the Closing Date (as hereinafter defined), free and clear of all debts, liens and encumbrances (except as otherwise provided in this Agreement), all of the assets and properties of TSI (the "Assets") including all of the business, goodwill, assets, properties and rights of every nature, kind and description, whether tangible or intangible, real, personal or mixed, wherever located and whether or not carried or reflected on the books and records of TSI, which are owned by TSI or in which TSI has any interest (including the right to use), accepting only the Excluded Assets and any of the foregoing which relate exclusively to the Excluded Assets. The Assets shall include, but are not limited to, the following:

         1.1 Inventories. All inventories, including, without limitation, inventory of raw materials, work in process, storehouse stocks, materials, supplies, finished goods and consigned goods owned by TSI or in which TSI has any interest, whether located on TSI's business premises, in transit to or from such premises, in storage facilities or otherwise. A complete current list of such Inventory acceptable to Alanco shall be delivered to Alanco at the Closing.

         1.2 Tangible Personal Property. All tangible personal property including all machinery, equipment, trucks, automobiles, furniture, supplies, spare parts, tools, stores and other tangible personal property owned by TSI or in which TSI has any interest, other than the Inventories. A complete current list of such Tangible Personal Property acceptable to Alanco shall be delivered to Alanco at the Closing.

         1.3 Intangible Personal Property. All intangible personal property including all intangible properties owned by TSI or in which TSI has any interest, including, but not limited to (i) the name "Technology Systems International" and any other registered or unregistered trademarks, service marks, trade names and slogans, all applications therefor, and all associated goodwill; (ii) all statutory, common law or registered copyrights, all applications therefore and all associated goodwill; (iii) all patents and patent applications, all associated technical information, shop rights, know-how, trade secrets, processes, operating, maintenance, and other manuals, drawings and specifications, process flow diagrams and related data, and all associated goodwill; (iv) all "software" and documentation thereof, (including all electronic data processing systems and program specifications, source codes, input data and report layouts and formats, records, files, layouts, or diagrams, functional specifications and narrative descriptions, or flow charts); (v) all other inventions, discoveries, improvements, processes, formulae (secret or otherwise), data, drawings, specifications, trade secrets, confidential information know-how and ideas (including those in possession of third-parties, but which are the property of TSI), and all drawings, records, books or other tangible media embodying the foregoing. A complete current list of such Intangible Personal Property acceptable to Alanco shall be delivered to Alanco at the Closing.

         1.4 Prepaid Items. All prepaid items including insurance deposits, municipal or local tax payments or deposits, utility deposits and the like, deferred charges, reserve accounts and other security or similar deposits owned by TSI or in which TSI has any interest. A complete current list of such Prepaid Items acceptable to Alanco shall be delivered to Alanco at the Closing.

         1.5 Licenses and Permits. All licenses and permits issued to TSI in which TSI has any interest.

         1.6 Contracts and Other Agreements. All contracts and other agreements, including contracts, agreements, warranties, guarantees, indentures, bonds, options, leases, subleases, easements, mortgages, plans, licenses, purchase orders, sales orders, commitments or binding arrangements of any nature whatsoever, express or implied, written or unwritten, and all amendments thereto, entered into by or binding upon TSI or to which any of its properties may be subject, other than those, if any, which constitute Excluded Assets or relate exclusively to the Excluded Assets. A complete current list of such Contracts and Other Agreements acceptable to Alanco shall be delivered to Alanco at the Closing.

         1.7 Accounts Receivable. All accounts receivable of TSI, including all accounts, notes, accounts receivable, contract rights, drafts, and other forms of claims, demands, instruments, receivables and rights to the payment of money or other forms of consideration, whether for goods sold or leased, services performed or to be preformed, or otherwise, owned by TSI or in which TSI has any interest, together with all guarantees, security agreements and rights and interests securing the same. A complete current Accounts Receivable Aging Report acceptable to Alanco shall be delivered to Alanco at the Closing.

         1.8 Cash and Cash Equivalents. All cash and cash equivalents, including actual cash, bank accounts, certificates of deposits, banker's acceptances, United States Government (or agency) securities, or other securities owned by TSI or in which TSI has any interest, other than those, if any, which constitute Excluded Assets or relate exclusively to the Excluded Assets.

         1.9 Tax Refunds. All of TSI's rights to refunds of all or any part of any taxes paid by TSI in relation toperiods prior to the Closing Date.

         1.10 Books and Records. All books and records of TSI including ledgers, employee records, customer lists, files, correspondence, and other written records of every kind owned by TSI or in which TSI has any interest, other than those, if any, which constitute Excluded Assets or relate exclusively to the Excluded Assets.

         1.11 Warranties. All warranties or other rights of TSI under express or implied warranties from suppliers or contractors with respect to the Assets to the extent assignable.

         1.12 Goodwill.  All goodwill of TSI as a going concern.

        1.13 Other Properties. All other properties, tangible and intangible, not otherwise referred to above which are owned by TSI or in which it has any interest, other than those, if any, which constitute Excluded Assets or relate exclusively to the Excluded Assets.

         Excluded specifically from the Assets which TSI has agreed to sell to Alanco are the following Assets ("Excluded Assets") which shall be retained by
TSI:

         1.14 Corporate Records. The stock record books, the corporate seal, minute books and other documents and records relating to the organization of TSI, all of TSI's tax and information returns; all correspondence between TSI and its shareholders; and all other financial records of TSI which do not relate in any way to TSI's ownership and operation of the Assets or its business; provided, however, that upon reasonable notice from Alanco to TSI or its successors in interest based upon reasonable cause, TSI or its successors in interest shall provide Alanco with access at no charge to any of the foregoing described material and with copies of said documents.

         1.15 Agreement Rights. The rights of TSI under this Agreement, including the shares of Alanco stock to be received hereunder.

         1.16 Treasury Shares. Any shares of TSI's capital stock held in treasury.

     1.17 Claims Against Shareholders, Etc. All of TSI's claims, causes of action, chosen in action, and rights of set-off of any kind against or pertaining to its shareholders, officers and directors.

         2.0  Assumption of Liabilities.

         2.1 Assumed Liabilities. Upon and subject to the terms and conditions herein stated, Alanco agrees to assume as of the Closing Date and to pay, perform and discharge all the liabilities of TSI which are specifically set forth on Schedule 2.1 attached hereto and made a part hereof (the "Assumed Liabilities"). The Assumed Liabilities include obligations owed to EMS, Inc, which obligations will be settled in part by Alanco issuing 1,000,000 shares of its Common Stock as well as its promissory notes aggregating $350,000 in accordance with an agreement between Alanco and EMS, Inc. The parties acknowledge that the Assumed Liabilities may change due to changes in TSI's liabilities prior to the Closing Date and that an updated list of Assumed Liabilities as of the Closing Date shall be delivered to Alanco upon the Closing Date, which updated list, upon approval by Alanco, shall become the Assumed Liabilities.

         2.2 Excluded Liabilities. All of the liabilities not specifically assumed by Alanco pursuant to paragraph 2.1 above shall remain the liabilities of TSI (the "Excluded Liabilities"). TSI agrees to indemnify and hold harmless Alanco, as well as its successors and assigns, from any and all claims, charges, liabilities and expenses, including reasonable attorney's fees, relating in any way to the Excluded Liabilities. The Excluded Liabilities include, but are not limited to the following:

                  (a) All obligations and liabilities with respect to employee wages and benefits, including accrued vacation pay, including specifically, employee stock options, unfunded employee benefit plan obligations, and any taxes related thereto accrued prior to the Closing Date or severance obligation for any personnel whose severance occurs prior to or on the Closing Date.

                  (b) Any obligations of TSI to perform this Agreement.

                  (c) Any obligation or liability of TSI that is not accrued or incurred by TSI on or before the Closing Date. Notwithstanding the foregoing, Alanco shall pay for goods in transit to TSI as of the Closing Date upon their receipt.

                  (d) Any liability of TSI to its stockholders not set forth on
Schedule 2.1.

                  (e) Any liability of TSI with respect to its outstanding shares or any warrants, obligations, or rights to purchase its shares.

                  (f) Any liability of TSI with respect to any options or warrants to purchase any of its capital stock.

                  (g) Any liability for taxes, except as may be expressly assumed hereunder.

                  (h) Any liability known or unknown, not assumed by Alanco under the provisions of Section 2.1 above.

         3.0 Consideration For Assets. In consideration of and in exchange for the transfer, assignment and conveyance of the Assets, in addition to the assumption of Assumed Liabilities, Alanco shall issue to TSI the number of shares of Alanco's Class A Common Stock and Class B Common Stock at such times as indicated in sub-sections 3.1 through 3.5 below. Whenever the term "Common Stock" is used in this Agreement without reference to either Class A or Class B it shall refer to both Class A and Class B Common Stock of Alanco.

         3.1 Initial Payment at Closing. Alanco shall issues and deliver to TSI 6,000,000 shares of Class A Common Stock at Closing.

         3.2 Second Payment Upon Achievement of $3,000,000 of Gross Profit From TSI Business. TSI's financial projections for calendar year 2002 are attached hereto as Exhibit "A" and incorporated herein by reference. As soon as reasonably possible after the Alanco Subsidiary, through operation of TSI's Assets and business to be acquired as contemplated herein (the "Business"), achieves an aggregate Gross Profit of $3,000,000 from the Business during calendar year 2002 (including pre-Closing calendar year 2002 revenues), Alanco shall issue and deliver to TSI (or to the TSI's shareholders if the right to receive the deferred payment of Class B Common Stock has been assigned to them upon liquidation of TSI) an additional payment of 5,000,000 shares of Class B Common Stock.

         For purposes of this section 3.2 and sections 3.3 and 3.4 below, "Gross Profit" shall mean revenue received or to be received from sales of systems, products and services from the Business, less the cost of sales employed with respect to such sales, all as determined in accordance with generally accepted accounting principles (under the percentage of completion contract method where applicable), with royalty expenses included in cost of sales and the EMS Corporation surcharge up to a cumulative $500,000 excluded from cost of sales. The EMS Surcharge is the amount charged by EMS for its products incorporated in TSI sales which exceeds the cost of such products from another source, where such excess cost is attributable to EMS recovering its research and development expenses related to its products. Gross Profit shall not be benefitted by write down of any beta test site property or inventory upon its subsequent disposition. Further, revenue from system sales and installation contracts shall be separately reported as contemplated in the TSI financial projections attached as Exhibit A. Alanco shall maintain accurate books and records covering all transactions relating to Gross Profit. No more than once per calendar quarter through the second calendar quarter of 2003, TSI and its duly authorized representatives shall have the right, upon reasonable notice and at reasonable times, to audit such records.

         3.3 Final Payment Upon Achievement of Additional Gross Profit From TSI Business. For each dollar of additional Gross Profit from the Business in excess of $3,000,000 achieved during calendar year 2002, Alanco shall issue and deliver to TSI (or to the TSI's shareholders if the right to receive the deferred payment of Class B Common Stock has been assigned to them upon liquidation of
TSI) an additional four (4) shares of Class B Common Stock, up to the maximum of an additional 12,000,000 shares of Class B Common Stock. All shares of Class B Common Stock earned under this section 3.3 shall be issued by Alanco on a quarterly basis within sixty (60) days following the end of each calendar quarter occurring during the earning period.

         3.4 Final Payment Extension. In the event that the maximum number of additional shares of Class B Common Stock as provided in section 3.3 above have not been earned by December 31, 2002 and both of the following have occurred:
(i) at least $4,500,000 of Gross Profit was achieved during calendar year 2002 from the Business, and (ii) a minimum of $15,000,000 in gross sales of the Business have been contracted for (through binding contracts and/or purchase orders received) during calendar year 2002, then Gross Profit produced during the first quarter of calendar year 2003 in excess of $1,000,000 shall earn additional shares of Class B Common Stock at the same rate of four (4) shares of Class B Common Stock for each dollar of such additional excess Gross Profit; provided, however, that not more than the maximum of 12,000,000 shares of Class B Common Stock shall be payable aggregately under sections 3.3 and this section 3.4.

         All shares of Class B Common Stock earned under this section 3.5 shall be issued by Alanco within sixty (60) days following the end of the first quarter of calendar year 2003.

         3.5 Registration of Shares. The Common Stock of Alanco to be issued to TSI hereunder shall be registered in accordance with the Registration Rights Agreement attached hereto as Exhibit B. Until so registered, said shares shall have the status of unregistered shares under the Securities Act of 1933 or any similar state securities laws, and may not be sold unless an exemption from such registration is available.

         3.6 Restrictions Concerning Resale. Notwithstanding the registration of the Common Stock pursuant to the Registration Rights Agreement, or any exemption available from such registration, no single holder of the Class A Common Stock to be issued hereunder shall sell more Alanco Common Stock in any ninety (90) day period than the average weekly reported volume of trading for Alanco Common Stock on NASDAQ and/or through the automated quotation system for the four calendar weeks preceding any sale thereof, and Alanco shall have the right to issue instructions to its transfer agent or take such other actions, including placing a restrictive legend upon share certificates, to assure that said resale limitation is honored.

         3.7  Adjustments to Number of Shares to be Issued.

                  (a) Adjustment Due to Stock Split, Stock Dividend, Etc. If, prior to the date that any shares are to be issued by Alanco to TSI under this section 3.0, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the number of shares to be issued shall be proportionately increased, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, reverse stock split, or other similar event, the number of shares to be issued shall be proportionately reduced.

                  (b) Adjustment Due to Merger, Consolidation, Etc. If, prior to the issuance of all shares to be issued pursuant to this section 3.0, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of Alanco shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of Alanco or another entity, then TSI, or its shareholders as the case may be, shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore to have been receivable, such stock, securities or other assets which TSI would have been entitled to receive in such transaction had the shares been issued immediately prior to such transaction.

         4.0 Representations and Warranties of TSI. TSI represents and warrants to Alanco as follows, and acknowledges and confirms that Alanco is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by Alanco or on its behalf:

         4.1. Organization and Standing. TSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all of the requisite corporate power and authority and has all of the licenses, permits, authorities and consents that are necessary to own, operate and lease its properties and to carry on its business as now being conducted. TSI is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the property owned, leased or operated by TSI or the nature of the business conducted by TSI makes such qualification necessary. TSI is not a party to or subject to any agreement, consent decree or order, or other understanding or arrangement with, or any directive of, any governmental authority or other person which imposes any restriction or otherwise affects in any material way the conduct of its business in any jurisdiction or location.

         4.2. Capitalization. Presently and at the Closing Date, the authorized capital of TSI consists solely of 35,000,000 shares of Common Stock, $0.001 par value, of which as of March 6, 2002, 23,180,919 shares have been validly issued and are outstanding. All issued shares of capital stock have been validly authorized and issued and are fully paid and nonassessable.

         4.3. Subsidiaries. TSI has no subsidiaries or affiliated companies and does not otherwise presently own or control, directly or indirectly, any other corporation, association, or other business entity.

         4.4. Authorization. TSI has all the requisite legal and corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of TSI and its officers, directors and stockholders necessary for the authorization, execution, delivery, and performance of all obligations of TSI under this Agreement has been (or will be) taken prior to the Closing. This Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of TSI, enforceable in accordance with its terms.

         4.5. Governmental Consents. No consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of TSI in connection with the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby.

         4.6. Compliance with Other Instruments. TSI will not be, as a result of the execution, delivery or performance of this Agreement, in violation of or default under any provision of its Articles of Incorporation or By-laws, as amended and in effect on the date hereof, or of any provision of any instrument, contract or lease to which it is a party, or of any provision of any federal or state judgment, writ, decree, order, statute, rule, or governmental regulation applicable to TSI.

         4.7. Financial Statements. An audited balance sheet, income statement and statement of cash flows as of and for the six-month period ending June 30, 2001, and each of the fiscal years ending December 31, 2000 and 1999 (The "TSI Audited Financials"), and an unaudited balance sheet and income statement as of and for the period ending December 31, 2001, have been provided to Alanco (The "TSI Unaudited Financials"). The TSI Audited Financials and the TSI Unaudited Financials are hereinafter referred to collectively as the "TSI Financials."

         The TSI Audited Financials have been prepared in accordance with generally accepted accounting principles consistently applied, are true and correct and fairly present the financial position of TSI as of their respective dates and the results of its operations for the periods then ended. The TSI Unaudited Financials have also been prepared in accordance with generally accepted accounting principles consistently applied and are true and correct and fairly present the financial position of TSI as of their respective dates and the results of operations for the period then ended and contain all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation. TSI has established and will continue to maintain a standard system of accounting to be carried out and administered in accordance with generally accepted accounting principles. Except to the extent reflected or reserved against or disclosed in the TSI Financial Statements, as of their respective dates, TSI has not incurred any material liabilities or obligations of any kind, whether accrued, absolute, contingent or otherwise, which under generally accepted accounting principles should have been so reflected or reserved against or disclosed.

         4.8 Undisclosed Liabilities. TSI has no liabilities or obligations, either absolute, accrued, contingent or otherwise, which individually or in the aggregate are materially adverse to the financial condition and business of TSI, which (i) have not been reflected in the TSI Financial Statements, (ii) have not been described in this Agreement or in any of the Schedules hereto, or (iii) have not been incurred in the ordinary course of business since December 31, 2001, consistent with past practices.

         4.9 Inventory. The inventory of TSI, as reflected in the Financial Statements, consists of a quality and quantity usable and saleable in the ordinary course of business. The inventory does not include any obsolete or discontinued items. The inventory is stored and/or located at premises owned or leased by TSI or at TSI's suppliers. The value at which TSI's inventory is reflected in the TSI Financial Statements is the cost thereof on a first-in, first-out basis and reflects write-offs or write-downs for damaged or obsolete items in accordance with the historical inventory policy and practices of TSI. TSI has not transferred inventory on consignment or granted return privileges to any purchaser of its goods, other than in the ordinary course of business.

         4.10 Accounts Receivable. No amount included in the accounts receivable of TSI as of December 31, 2001 or thereafter, has been released for an amount less than the value at which it was included or is or will be regarded as unrecoverable in whole or in part except to the extent there shall have been an appropriate bad debt reserve therefor. Such receivables are not, to the best knowledge of TSI, subject to any counterclaim, refusal to pay or setoff not reflected in the reserves set forth on the TSI Financial Statements.

         4.11. No Prebillings. Except as set forth on Schedule 4.11, TSI has not prebilled or received payment, and TSI will not prebill or receive payment, from any of its accounts for goods to be delivered or for services to be rendered or for expenses to be incurred subsequent to the Closing Date, other than in the ordinary course of business, which shall amount to not more than $5,000 as of the Closing Date. TSI does not book any such prebilling received as a sale, nor does it book any profit therefrom prior to its actual shipment of the products ordered.

         4.12. Changes.  Since December 31, 2001:

                  (a) TSI has not entered into any transaction which was not in the ordinary course of business;

                  (b) There has been no adverse change in the condition (financial or otherwise), business, property, assets or liabilities of TSI other than changes in the ordinary course of business, none of which, individually or in the aggregate, has been material;

                  (c) There has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) adverse to the business or operations of TSI;

                  (d) TSI has not increased the compensation of any of its officers or the rate of pay of their employees as a group, except as part of regular compensation increases in the ordinary course of business;

                  (e) There has been no resignation or termination of employment of any key officer or employee of TSI, and TSI does not know of any impending resignation or termination of employment of any such officer or employee that if consummated would have an adverse effect on the business of TSI;

                  (f) There has been no labor dispute involving TSI or any of its employees and none is pending or, to the best of TSI's knowledge, threatened;

                  (g) There have not been any changes, except in the ordinary course of business, in the contingent obligations of TSI, by way of guaranty, endorsement, indemnity, warranty or otherwise;

                  (h) There have not been any loans made by TSI to any of its employees, officers or directors other than travel advances and office advances made in the ordinary course of business;

                  (i) There has been no administrative agency charges or proceedings commenced involving, relating to or affecting the business of TSI; and

                  (j) There has been no other event or condition of any character pertaining to and materially adverse to the Assets or business of TSI.
         4.13 Title to Assets; Liens, etc. The Assets, both real, personal and mixed, tangible and intangible, necessary or useful to the operation of the business of TSI are in good condition and repair, ordinary wear and tear excepted, and suitable for the uses intended. The Assets are being maintained in a state of good repair, and, in all respects, comply with and are operated in conformity with all applicable laws, ordinances, regulations, orders, permits and other requirements relating thereto adopted or currently in effect. TSI has good and marketable title to the Assets, free and clear of all liens, other than the lien for current taxes not yet due and payable and liens for goods used in TSI's Michigan installations. The buildings and improvements owned or leased by TSI and the uses thereof do not contravene any zoning or building law or ordinance or violate any restrictive covenant. Each lease of real property creates a legal, valid and enforceable leasehold interest in favor of TSI, free and clear of all liens. No default or event of default on the part of TSI, as lessee or mortgagor, as the case may be, exists with respect to any lease or mortgage (and related loan documents) with respect to such real property.

         4.14 Patents and Other Intangible Intellectual Assets.

                  (a) Schedule 4.14 sets forth a complete and correct list of TSI's intellectual property, including but not limited to domestic and foreign patents, patent applications, written records of inventions, registered and unregistered trademarks, trade names, service marks, certification marks, copyrights and registration applications for the above, and licenses to and from third parties relating to any of the above.

                  (b) Except as set forth in Schedule 4.14, TSI (i) has legal and equitable title to, or has by license or other grant, the right to use, free and clear of all liens, all proprietary technology or information, patents, both domestic and foreign, all registered and unregistered trademarks, trade names, service marks, certification marks, copyrights, and applications for any and all of the above used in the conduct of its business as now conducted; (ii) does not, to the best of TSI's knowledge, infringe upon the patent, trademark, trade name, service mark, copyright or proprietary information rights of any third party in the conduct of its business as now conducted; (iii) is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner of, licensor of, or other claimant to any patent, trademark, trade name, service mark, certification mark, copyright or proprietary technology or information with respect to the use thereof or in connection with the conduct of its business or otherwise; (iv) has not licensed or granted any rights to any third parties under its patents, trademarks, trade names, service marks, certification marks, copyrights or proprietary technology or information used in the conduct of its business; (v) has no notice, knowledge or belief that any of TSI's patents, trademarks, trade names, service marks, certification marks or copyrights are invalid, and all registrations, where filed, are subsisting and are registered in the name of TSI; and (vi) has no notice, knowledge or belief that any of the technology or information used in the conduct of its business was illegally obtained.

                  (c) TSI employs procedures in its daily operations to maintain the proprietary nature of, owns and has the unrestricted right to use all trade secrets, including know-how, inventions, designs, processes, computer software and documentation for such software and technical data required for or incident to the development, manufacture, operation and sale of all products and services sold by TSI, free and clear of any liens, including without limitation, all claims of current and former employees, consultants, officers, directors and stockholders of TSI.

         4.15. Contracts and Obligations. Set forth in Schedule 4.15 is a list of all material written and oral agreements, contracts, indebtedness, liabilities and other obligations to which TSI is a party or by which it is bound which (a) obligate TSI to share, license or develop any product or technology; (b) involve transactions or proposed transactions between TSI and its officers, directors, stockholders, affiliates or any affiliate thereof; (c) involve strategic arrangements or cooperation agreements; (d) involve commitments for inventory items or supplies in excess of $5,000; (e) are for a term longer than twelve (12) months; (f) are written distribution or dealer agreements; (g) are with the United States of America; or (h) involve receipts or expenditures by TSI greater than $50,000 in any twelve-month period. Copies of written, and summaries of oral, agreements, contracts, indebtedness, liabilities and obligations have been made available for inspection by Alanco. True and correct copies of the foregoing shall be delivered to Alanco at Closing. All such agreements are legal, valid and binding obligations and are in full force and effect in all respects. Except as set forth in Schedule 4.15, TSI has avoided every condition and has not performed any act the occurrence of which would result in TSI's loss of any right granted under any license, distribution or other agreement.

         4.16 Catalogs and Promotional Literature. Neither the use nor the distribution of any advertising or promotional materials, including catalogs, violates, infringes or conflicts with any statutory or common law copyright, trademark, or other intellectual, proprietary, personal or other right of any person. TSI has provided Alanco with, or made available to Alanco, copies of each catalog distributed by TSI during the past two (2) years.

         4.17 Conflicts of Interest; Transactions with Principals. No officer, director or stockholder of TSI and no affiliate (as defined under the Securities Act of 1933, as amended) of any such officer, director or stockholder has, either directly or indirectly, (a) an interest in any corporation, partnership, proprietorship, association or other person or entity which furnishes or sells services or products to TSI or which purchases services or products from TSI or whose services or products are similar to those furnished or sold by TSI, or (b) a beneficial interest in any contract, agreement or commitment to which TSI may be bound.

         4.18 Outstanding Indebtedness. TSI has no indebtedness for borrowed money (including deferred compensation) which TSI has directly or indirectly created, incurred, assumed or guaranteed, or with respect to which TSI has otherwise become directly or indirectly liable, other than as disclosed in
Schedule 4.18 or the TSI Financial Statements.

         4.19 Employees. Except as set forth in Schedule 4.19, TSI has no employment contracts with any of its employees which are not terminable at will or any consulting or independent contractor agreements with any individual or entity, and it does not have any collective bargaining agreements covering any of its employees. There are no employee or labor disagreements or union organization activities pending or threatened between TSI and its employees, and TSI is not a party to any union or collective bargaining agreement. TSI complied with all applicable federal and state equal employment opportunity laws and other laws related to employment. TSI is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with TSI (or Alanco if Alanco elects to employ said persons subsequent to the Closing Date), whether as a result of the transactions contemplated hereby or otherwise, nor does TSI have a present intention to terminate the employment of any of the foregoing (except subsequent to the Closing Date). To TSI's knowledge, no employee of TSI is in violation of any term of any employment contract, patent, proprietary information disclosure agreement or any other contract or agreement relating to the right of any such employee to be employed by TSI because of the nature of the business conducted by TSI or for any other reason, and the continued employment by TSI of its present employees will not result in any such violation.

         4.20 Employee Benefit Plans.

                  (a) No TSI Employee Benefit Plan (defined as "employee welfare benefit plans," as defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any other employee benefit arrangements or payroll practices, including, without limitation, sick leave, vacation pay, salary continuation for disability, severance hospitalization, medical insurance, and life insurance programs maintained by TSI, and "employee pension benefit plans," as defined in Section 3(2) of ERISA, maintained by TSI, including, without limitation, retirement, pension, savings, profit sharing, severance and stock purchase programs) is required to be qualified under ERISA or other applicable laws. There is no violation of ERISA with respect to the filing of any applicable reports, documents and notices regarding the Employee Benefit Plans with the Secretary of Labor and the Secretary of the Treasury or the furnishing of such documents to the participants or beneficiaries of the Employee Benefit Plans.

                  (b) TSI does not maintain retiree life or retiree health insurance plans which provide for continuing benefits or coverage for any participant or any beneficiary of a participant after termination of employment except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA").

                  (c) TSI is in compliance with the notice and continuation requirements of COBRA and the regulations thereunder.

                  (d) TSI has no formal plan or commitment, whether legally binding or not, to create any additional Employee Benefit Plans or arrangement or modify or change any existing Employee Benefit Plan, which would affect any employee or former employee of TSI.

                  (e) Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in any rights under any of the Employee Benefit Plans becoming exercisable by the holders thereof or result in the creation or vesting of any rights in such holder under any of the Employee Benefit Plans, or accelerate the time of payment or vesting or increase the amount of compensation or benefits due to any director, officer, employee or former employee of TSI.

         4.21 Taxes. TSI has filed all federal, state, county, local and foreign tax returns, reports and forms for income, excise, social security, property, payroll, unemployment and other taxes which are required to be filed by it, including all sales tax returns with respect to direct sales made by TSI ("Tax Returns"). TSI has paid, or adequate provision has been made on the TSI Financial Statements for the payment of, all federal, state, county, local and foreign taxes, assessments, levies or duties, howsoever measured or imposed, and related interest and penalties, if any (collectively, "Taxes"). No Taxes in addition to those so paid or provided for shall be assessed or levied against or become due or payable by TSI on or after the Closing Date in respect to the period prior to and including the Closing Date, except as shall be paid by TSI. No unexpired waiver of the applicable statute of limitations with respect to any taxable year has been executed by TSI. There are no tax examinations or audits underway involving TSI.

         4.22 No Sales or Conveyance Tax Due. No sales, use or other transfer or conveyance taxes are or will become payable by any of the parties to this Agreement as a consequence of the execution, delivery or performance of this Agreement, other than taxes based upon the net income of the parties.

         4.23 Insurance. All Assets of TSI are covered by such fire, casualty, product liability, environmental liability and other insurance policies issued by reputable insurers as are customarily obtained to cover comparable properties and assets by businesses in the region in which the Assets are located, in amounts, scope and coverage which are reasonable in light of existing conditions. There are no outstanding written requirements or written recommendations by any insurance company that issued a policy with respect to any of the Assets, by any Board of Fire Underwriters or other body exercising similar functions or by any governmental authority requiring or recommending any repairs or other work to be done on or with respect to any of the Assets or requiring or recommending any equipment or facilities to be installed on or in connection with any of the Assets. TSI does not have any knowledge of any proposed increase therein and does not know of any conditions or circumstances applicable to its business which might result in such increase, except for those conditions generally applicable to the industry in which TSI is engaged in business. There are no material claims, actions, suits or proceedings arising out of or based upon any of such policies of insurance, and, to the knowledge of TSI, no basis for any such material claim, action, suit or proceeding exists. There are no notices of any pending or threatened terminations or substantial premium increases with respect to any of such policies, and TSI is in compliance with all conditions contained therein.

         4.24  Compliance With Laws.

                  (a) TSI is in full compliance with all laws, rules and regulations applicable to or affecting it or the conduct of its business and has secured all governmental licenses, permits and approvals necessary to its business.

                  (b) Other than sales tax licensing and corporate approvals to do business, no government licenses, permits or appraisals are otherwise issued to or relied upon by TSI to conduct its business.

         4.25 Litigation. Except as set forth in Schedule 4.25, there is no action, suit, arbitration, proceeding or investigation pending or threatened against TSI before any court or administrative agency, nor does TSI know or have any reason to know of any basis for any such action, proceeding or investigation. TSI has not received any opinion or memorandum or legal advice or notice from legal counsel to the effect that it is likely, from a legal standpoint, that it will incur any liability which may be material to its business.

         4.26 Full Disclosure; No Misrepresentation. TSI has fully provided Alanco with all the information which Alanco has requested for deciding whether to enter into this Agreement. Neither this Agreement nor any certificate or Schedule or other information furnished by or on behalf of TSI pursuant to this Agreement contains any untrue statement of a material fact or, when this Agreement and such certificates, Schedules and other information are taken in their entirety, omits to state a material fact necessary to make the statements contained herein or therein not misleading.

         5.0 Representations and Warranties of Alanco. Alanco represents and warrants to TSI as follows, and acknowledges and confirms that TSI is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by TSI or on its behalf:

         5.1. Organization and Standing. Alanco is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona, has all of the requisite corporate power and authority and has all of the licenses, permits, authorities and consents that are necessary to own, operate and lease its properties and to carry on its business as now being conducted and as proposed to be conducted. Alanco is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the property owned, leased or operated by Alanco or the nature of the business conducted by Alanco makes such qualification necessary. Neither Alanco nor any Subsidiary (as defined in Section 5.3) is a party to or subject to any agreement, consent decree or order, or other understanding or arrangement with, or any directive of, any governmental authority or other person which imposes any restriction or otherwise affects in any material way the conduct of their business in any jurisdiction or location.

         5.2. Capitalization. All issued and outstanding shares of capital stock of Alanco have been validly authorized and issued and are fully paid and nonassessable. At Closing, the authorized capital of Alanco will consist solely of (i) seventy-five million (75,000,000) shares of Class A Common Stock, of which, as of February 12, 2002, 10,212,600 shares were validly issued and outstanding, fully paid and nonassessable, (ii) twenty-five million (25,000,000) shares of Class B Common Stock, which has 1/100th of one vote per share, of which none are presently issued and outstanding, provided, however, 17,000,000 of which will be issued to TSI or its shareholders pursuant to sections 3.2, 3.3 and 3.4 above, and (iii) twenty-five million (25,000,000) shares of Preferred Stock, none of which are presently issued and outstanding.

         5.3. Subsidiaries. Except for Arraid, Inc., an Arizona corporation, SanOne, Inc., an Arizona corporation, Excel/Meridian Data, Inc., an Arizona corporation, Netzerver, Inc. an Arizona corporation, and Fry Guy, Inc., a
Nevada corporation (each  a  "Subsidiary"   and  together  the "Subsidiaries"),
Alanco has no subsidiaries or affiliated companies and does not otherwise presently own or control, directly or indirectly, any other corporation, association, or other business entity. Each Subsidiary is duly organized, validly existing and in good standing under the laws of the state of its incorporation and is wholly owned by Alanco. Each Subsidiary is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the property owned, leased or operated by the Subsidiary or the nature of the business conducted by the Subsidiary makes such qualification necessary. Each Subsidiary has all the requisite corporate power, authority, licenses and permits that are necessary to own, operate and lease its properties and to carry on its business as now being conducted.

         5.4. Validity of Common Stock. The Alanco Common Stock, when issued, sold and delivered to TSI in accordance with this Agreement for the consideration expressed herein, will be validly issued, fully paid and nonassessable and will be free and clear of all liens.

         5.5 Authorization. Alanco has all the requisite legal and corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of Alanco and its officers, directors and stockholders necessary for the authorization, execution, delivery, and performance of all obligations of Alanco under this Agreement and for the authorization, issuance and delivery of the Common Stock being issued and sold under this Agreement by Alanco has been (or will be) taken prior to the Closing. This Agreement, when executed and delivered, shall constitute a legal, valid and binding obligation of Alanco, enforceable in accordance with its terms.

         5.6 Governmental Consents. No consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of Alanco in connection with the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby other than filing of a notice of issuance of the Common Stock with NASDAQ. Based in part upon the accuracy of the Buyer's representations and warranties as set forth in Section 6.1, the sale and issuance of the Common Stock by Alanco in conformity with the terms of this Agreement is exempt from the registration requirements of all applicable federal and state securities laws.

         5.7 Compliance with Other Instruments. Neither Alanco nor any Subsidiary will be, as a result of the execution, delivery or performance of this Agreement, in violation of or default under any provision of its Articles of Incorporation or By-laws, as amended and in effect on date hereof, or of any provision of any instrument, contract or lease to which it is a party, or of any provision of any federal or state judgment, writ, decree, order, statute, rule, or governmental regulation applicable to Alanco or any Subsidiary.

         5.8 Financial Statements. A consolidated audited balance sheet, income statement and statement of cash flows as of and for the fiscal year ending June 30, 2001 (the Alanco Audited Financials"), with related opinion of Alanco's independent public accountants, and consolidated unaudited balance sheets and income statements as of and for the periods ending September 30, 2001 and December 31, 2001 (the "Alanco Unaudited Financials"), have been provided to TSI. The Alanco Audited Financials and the Alanco Unaudited Financials are hereinafter referred to collectively as the "Alanco Financials."

         The Alanco Audited Financials have been prepared in accordance with generally accepted accounting principles consistently applied, are true and correct and fairly present the financial position of Alanco and its Subsidiaries as of their respective dates and the results of their operations for the periods then ended. The Alanco Unaudited Financials have also been prepared in accordance with generally accepted accounting principles consistently applied and are true and correct and fairly present the financial position of Alanco and its Subsidiaries as of their respective dates and the results of operations for the period then ended and contain all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation. Alanco and its Subsidiaries have established and will continue to maintain a standard system of accounting to be carried out and administered in accordance with generally accepted accounting principles. Except to the extent reflected or reserved against or disclosed in the Alanco Financial Statements, as of their respective dates, neither Alanco nor any Subsidiary has incurred any material liabilities or obligations of any kind, whether accrued, absolute, contingent or otherwise, which under generally accepted accounting principles should have been so reflected or reserved against or disclosed (including, without limitation, all liabilities to vendors and customers of Alanco and its Subsidiaries).

         5.9 Undisclosed Liabilities. Neither Alanco nor any Subsidiary has any liabilities or obligations, either absolute, accrued, contingent or otherwise, which individually or in the aggregate are materially adverse to the financial condition and business of Alanco or its Subsidiaries, which (i) have not been reflected in the Alanco Financial Statements, (ii) have not been described in this Agreement or in any of the Schedules hereto, or (iii) have not been incurred in the ordinary course of business since December 31, 2001, consistent with past practices.

         5.10 Changes. Except as set forth in Schedule 5.10, since December 31, 2001:

         (a) Neither Alanco nor any subsidiary has entered into any transaction which was not in the ordinary course of business;

         (b) There has been no adverse change in the condition (financial or otherwise), business, property, assets or liabilities of Alanco or any Subsidiary other than changes in the ordinary course of business, none of which, individually or in the aggregate, has been material;

         (c) There has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) adverse to the business or operations of Alanco or any Subsidiary;

         (d) Neither Alanco nor any Subsidiary has declared or paid any dividend or made any distribution on its stock;

         (e)There has been no litigation or administrative agency charges or proceedings commenced involving, relating to or affecting their business; and

          (f) There has been no other event or condition of any character pertaining to and materially adverse to the assets or business of Alanco and its Subsidiaries.

         5.11 Title to Properties and Assets; Liens, etc. The properties and assets of Alanco and its Subsidiaries, both real, personal and mixed, tangible and intangible, necessary or useful to the operation of their business are in good condition and repair, ordinary wear and tear excepted, and suitable for the uses intended. The properties and assets are being maintained in a state of good repair, and, in all respects, comply with and are operated in conformity with all applicable laws, ordinances, regulations, orders, permits and other requirements relating thereto adopted or currently in effect.

         5.12 Taxes. Alanco and its Subsidiaries have filed all federal, state, county, local and foreign tax returns, reports and forms for income, excise, social security, property, payroll, unemployment and other taxes which are required to be filed by them, including all sales tax returns with respect to direct sales made by Alanco or its Subsidiaries ("Tax Returns"). Alanco and its Subsidiaries have paid, or adequate provision has been made on the Alanco Financial Statements for the payment of, all federal, state, county, local and foreign taxes, assessments, levies or duties, howsoever measured or imposed, and related interest and penalties, if any (collectively, "Taxes"). No unexpired waiver of the applicable statute of limitations with respect to any taxable year has been executed by Alanco or its Subsidiaries. There are no tax examinations or audits underway involving Alanco or any Subsidiary.

         5.13  Compliance With Laws.

         (a) Alanco and its Subsidiaries are in full compliance with all laws, rules and regulations applicable to or affecting them or the conduct of their business and have secured all governmental licenses, permits and approvals necessary to their business.

         (b) Other than sales tax licensing and corporate approvals to do business, no government licenses, permits or appraisals are otherwise issued to or relied upon by Alanco or its Subsidiaries to conduct their business.

         5.14 Filings. Alanco has previously delivered to TSI an accurate and complete copy of each final registration statement, report and definitive proxy statement, together with all amendments or supplements required to be made with respect thereto, filed since June 30, 1997 and prior to the date hereof by Alanco with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (collectively, the "Company Reports"). Alanco Reports: (i) comply as to form with the requirements of the Exchange Act, and the regulations promulgated thereunder; (ii) contain all exhibits required to be included therein by the Exchange Act and the regulations promulgated thereunder; and (iii) do not contain any misstatement of a material fact or omit to state any material fact necessary, in light of the circumstances under which they were made, to make such statements not misleading.

         5.15 Litigation. There is no material action, suit, arbitration, proceeding or investigation pending or threatened against Alanco or any Subsidiary before any court or administrative agency, nor does Alanco, after due investigation, know or have any reason to know of any basis for any such action, proceeding or investigation. Neither Alanco or its Subsidiaries have received any opinion or memorandum or legal advice or notice from legal counsel to the effect that it is likely, from a legal standpoint, that it will incur any liability or disadvantage which may be material to their business.

         5.16 Full Disclosure; No Misrepresentation. Alanco has fully provided TSI with all the information which TSI has requested for deciding whether to enter into this Agreement and all information which Alanco believes is reasonably necessary to enable TSI to make such decision. Neither this Agreement nor any certificate or Schedule or other information furnished by or on behalf of Alanco pursuant to this Agreement contains any untrue statement of a material fact or, when this Agreement and such certificates, Schedules and other information are taken in their entirety, omits to state a material fact necessary to make the statements contained herein or therein not misleading.

         6.0 Private Placement Status; Representations and Warranties of TSI.

         6.1 TSI represents and warrants as follows and acknowledges and confirms that Alanco is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by Alanco or on its behalf:

                  (a) TSI has such knowledge and experience in financial and business matters, or has relied upon advisors who are so qualified, that it is capable of evaluating the merits and risks of the investment in Alanco as contemplated by this Agreement and is able to bear the economic risk of such investment for an indefinite period of time. TSI and the TSI Shareholders have been furnished access to such information and documents as they have requested and have been afforded an opportunity to ask questions of and receive answers from representatives of Alanco concerning the business and financial condition of Alanco and the terms and conditions of this Agreement and the issuance of securities contemplated hereby.

                  (b) TSI is acquiring the Common Stock of Alanco for investment for its own account and to transfer the same to its shareholders in connection with the liquidation of TSI. TSI understands that the Common Stock of Alanco to be issued to TSI hereunder has not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the accuracy of TSI's representations expressed herein.

                  (c) TSI acknowledges that, until registered pursuant to the Registration Rights Agreement attached hereto as Exhibit B, the Common Stock of Alanco may not be sold or offered for sale in the absence of an effective registration statement as to such securities under said Act and any applicable state securities laws or an exemption from such registration is available.

                  (d) TSI has received from Alanco and has reviewed the following public disclosure documents and reports of Alanco: Alanco's 2001 Annual Report including Form 10KSB, Alanco's Proxy Statement delivered to its shareholders for the Annual Meeting of Shareholders held December 14, 2001, and Alanco's Form 10-Q for the Quarters ended September 30, 2001 and December 31, 2001. TSI has had an opportunity to discuss the business, management and financial affairs of Alanco and its Subsidiaries with their management and an opportunity to review the facilities of Alanco and its Subsidiaries.

                  (e) TSI and the TSI Shareholders (other than some of the TSI employees not in excess of 35) are accredited investors within the meaning ascribed to such term in Regulation D of the Securities Act of 1933, and possess such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of a prospective investment in the Common Stock of Alanco and capable of bearing the economic risks of such investment.

                  (f) TSI has been solely responsible for its "due diligence" investigation of Alanco and its management and business, for the analysis of the merits and risks of an investment in the Common Stock of Alanco; that in taking any action or performing any role relative to the arranging of the investment, has acted solely in its interest, and that neither it nor any of its agents or employees have acted as an agent of Alanco or any subsidiary, or as an issuer, underwriter, broker, dealer or investment advisor relative to the Common Stock of Alanco.

         6.2.Legend. Each certificate representing the Common Stock of Alanco shall be endorsed with the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY OTHER SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND OTHER APPLICABLE SECURITIES LAWS COVERING SUCH SECURITIES, OR THE ISSUER RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT ANOTHER EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESALE VOLUME LIMITATIONS SO THAT THE HOLDER HEREOF SHALL NOT SELL MORE SHARES IN ANY NINETY
(90) DAY PERIOD THAN THE AVERAGE WEEKLY REPORTED VOLUME OF TRADING FOR ALANCO COMMON STOCK ON NASDAQ AND/OR THROUGH THE AUTOMATED QUOTATION SYSTEM FOR THE FOUR CALENDAR WEEKS PRECEDING ANY SUCH SALE.

Alanco shall not register a transfer of the Common Stock of Alanco unless the conditions specified in the foregoing legend are satisfied. Alanco may instruct its transfer agent not to register the transfer of any of such securities, unless the conditions specified in the foregoing legend are satisfied.

         7.0 Bulk Sales Law. Based upon the warranties and representations of TSI contained herein, the assumption of the Assumed Liabilities by Alanco, and the nominal amount of TSI inventory, the Arizona bulk sales law is not applicable to this transaction.

         8.0 Pre-Closing Covenants.

         8.1 Access to Information; Confidentiality. (a) From the date hereof to the Closing Date, TSI will (i) afford to representatives of Alanco, including its counsel and auditors, during normal business hours, access to any and all of the Assets and information with respect to the business so that Alanco may have a reasonable opportunity to make such a full investigation of the Assets and of the business in advance of the Closing Date as it shall reasonably desire, and
(ii) cause the directors and officers of TSI to confer with representatives of Alanco and will furnish to Alanco, either orally or by means of such records, documents, and memoranda as are available or reasonably capable of preparation, such information as Alanco may reasonably request, and TSI will furnish to Alanco's auditors all consents and authority that they may reasonably request in connection with any examination of TSI by Alanco.

                  (b) Alanco hereby acknowledges that any TSI information provided to Alanco by TSI that has been designated as confidential and proprietary (the "Confidential Information"), shall be kept in confidence by Alanco, and Alanco shall use the Confidential Information solely for the purposes of completing its due diligence inquiry pursuant to this Agreement. Alanco hereby agrees not to disclose the Confidential Information to any person except those of its employees and advisors who have a reasonable need to know such information to advise Alanco in connection with the transactions contemplated hereby. This Section 8.1(b) shall be inoperative as to such portions of Confidential Information which (i) are or become generally available to the public, other than as a result of a disclosure by Alanco or its employees or advisors; (ii) become available to Alanco on a non-confidential basis from a third party who has the right to disclose the same; or (iii) were known to Alanco on a non-confidential basis prior to its disclosure by TSI or one of its representatives.

         8.2 Interim Operations of the Business. Except as provided in Schedule 8.2, TSI hereby covenants and agrees that between the date hereof and the Closing Date, without the prior written consent of Alanco:

                  (a) TSI shall conduct its business diligently and in the ordinary course and in accordance with past practice, and use its best efforts to (i) preserve its business organization intact, and (ii) keep available the services of its present employees. Notwithstanding the foregoing, TSI shall not make any disbursement of funds in excess of $500.00 without Alanco's prior approval.

                  (b) TSI shall not mortgage or encumber any Asset.

                  (c) All Assets shall be used, operated, maintained and repaired in accordance with normal and prudent business practices.

                  (d) TSI shall use its best efforts to preserve TSI's relationships and goodwill with its customers, suppliers, licensors and others having business relationships with TSI.

                  (e) TSI shall (i) maintain all Assets in substantially the same condition as they are now (reasonable wear and tear, which are not such as to adversely affect the operation of its business, excepted), (ii) maintain insurance upon the Assets and with respect to the conduct of the business, all such insurance to be comparable in amount, scope and coverage to that in effect on the date of this Agreement, and (iii) give Alanco immediate written notice of any material damage to TSI's Assets by fire or other casualty.

                  (f) TSI shall maintain its books, records and accounts in the usual, regular and ordinary manner, on a basis consistent with prior periods, and shall not make any changes in the accounting methods or practices followed by TSI or any change in the depreciation or amortization policies or rates theretofore adopted or applied.

                  (g) TSI shall duly comply with all laws applicable to it, the Assets and the conduct of its business.

                  (h) TSI shall perform all of its obligations without default.

                  (i) TSI shall not grant any power of attorney with respect to its business or the Assets.

                  (j) TSI shall not enter into any new material contracts or agreements, or cancel, amend, modify adversely, waive any material rights under, assign, encumber or terminate any of the existing contracts or agreements.

                  (k) TSI shall not (i) make any loan, or otherwise extend credit to any person, firm or corporation, (ii) give any guarantee or indemnity, or make any other similar commitment with respect to a debt or other liability of any person, firm or corporation, or (iii) pay, discharge or satisfy any liability for borrowed money other than the payment, discharge or satisfaction other than in the ordinary and regular course of business.

                  (l) TSI shall not, directly or indirectly, sell, lease or otherwise dispose of any of the Assets or make any capital expenditures, except in the ordinary course of business and consistent with the past practices of TSI, or acquire any other business.

                  (m) TSI shall not increase the compensation payable or to become payable to any employee, officer or director of TSI.

                  (n) TSI will not authorize or permit: (i) the Articles of Incorporation or By-Laws of TSI to be amended, (ii) the merger, consolidation or other combination of TSI with any other entity, (iii) the character of its business to be changed, (iv) TSI to issue, sell or deliver, or authorize the issuance, sale or delivery of, or redeem, any shares of any class of its capital stock or any securities convertible into or exercisable or exchangeable for any such shares, or any warrants, calls, options, stock appreciation rights or other rights calling for the issuance, sale or delivery of any such shares or convertible, exercisable or exchangeable securities, (v) TSI to pay any dividend or other distribution with respect to its capital stock, other than regularly scheduled dividends consistent with past practices or redeem or repurchase any of the capital stock, or (vi) TSI to organize a subsidiary.

                  (o) TSI shall not write-down, cancel or forgive, in full or in part, any accounts or notes receivable of TSI, other than in the ordinary course of business.

                  (p) TSI will not engage in any transaction which would be inconsistent with any representation, warranty or covenant of TSI set forth herein or which would cause a breach of any such representation, warranty or covenant.

         8.3. No Public Disclosure. The parties hereto hereby covenant and agree that they shall not publicly disclose the existence of this Agreement or the terms (including, without limiting the generality of the foregoing, the Purchase Price) of the transactions contemplated by this Agreement except: (i) with the prior written consent of the other parties, (ii) if such disclosure is compelled by an order of a court or governmental agency having competent jurisdiction, and after consultation by the disclosing party with the other parties, (iii) if such disclosure shall be determined by such party's counsel to be required or necessary for purposes of such party's compliance with applicable stock exchange regulations or foreign, federal or state securities laws and the rules and regulations promulgated thereunder, and after consultation by such party with the other parties (including appropriate news releases required by such authorities with respect to Alanco's Common Stock), (iv) if such disclosure is required by lawful discovery in any judicial proceeding, and after consultation by the disclosing party with the other parties, or (v) in any action by any party to enforce this Agreement.

         9.0 Agreement Expenses. Each of the parties shall bear its own expenses in connection with the transactions covered or contemplated by this Agreement, including attorneys and accountants fees, and each represents and warrants to the other that there is no broker, agent or other person entitled to compensation or a fee in connection with this Agreement or with the transactions contemplated hereby, except such fees or compensations as each of the parties is hereby representing and warranting that it is exclusively liable to pay.

         10.0     Conditions Precedent to Closing.

         10.1. Conditions to the Obligations of Alanco. The performance of the obligations of Alanco hereunder is subject to the fulfillment, or waiver by Alanco, on or before the Closing Date of the following conditions:

                  (a) Authorization of Alanco. All corporate action necessary to authorize the execution, delivery and performance of this Agreement by Alanco and the consummation of the transactions contemplated hereby shall have been duly and validly taken by Alanco, and Alanco shall have full power and right to consummate the transactions contemplated hereby.

                  (b) Authorization of TSI. All corporate action necessary to authorize the execution, delivery and performance of this Agreement by TSI and the consummation of the transactions contemplated hereby shall have been duly and validly taken by TSI, and TSI shall have full power and right to consummate the transactions contemplated hereby.

                  (c) Conduct of Business in Ordinary Course. To the Closing Date, TSI shall have conducted its business only in the ordinary course, consistent with the past practices of TSI, the limitations of Section 8.2, and the other covenants and representations made by TSI herein, except for actions expressly permitted by this Agreement, matters incident to carrying out this Agreement, or such further matters as may be consented to in writing by Alanco.

                  (d) Consents and Approvals. TSI shall have obtained all consents and approvals and waivers and given such notices as may be necessary to consummate the transactions contemplated hereby, including but not limited to the consent to the transactions contemplated hereby of the parties to all material agreements under which TSI would otherwise be in default as a result of the transactions contemplated hereby. All consents, authorizations, orders or approvals of, and filings or registrations with, any federal, state or local governmental commission, board or other regulatory body which is required for or in connection with the execution, delivery, and performance of this Agreement by TSI and the consummation of the transactions contemplated hereby shall have been obtained.

                  (e) No Litigation or Legislation. No federal, state, local or foreign statute, rule or regulation shall have been enacted or litigation, proceeding, government inquiry or investigation commenced or threatened which prohibits, restricts or delays the consummation of the transactions contemplated by this Agreement or any of the conditions to the consummation of such transactions or adversely affects the desirability of consummating the transactions contemplated hereby and thereby.

                  (f) Accuracy of Representations and Warranties. Each of the representations and warranties of TSI set forth in Sections 4 and 6 hereof shall be true and correct in all material respects on and as of the Closing Date.

                  (g) Delivery of Closing Documents. Alanco shall have received the closing documents set forth in Section 12.1 hereof.

                  (h) Due Diligence. Alanco shall be satisfied in its sole discretion with its due diligence inquiry of TSI, its business and the
 Assets.

                  (i) No Adverse Change. There shall not have occurred a material adverse change to TSI, its business, or the Assets.

         10.2. Conditions to the Obligations of TSI. The performance of the obligations of TSI hereunder is subject to the fulfillment, or waiver by TSI, on or before the Closing Date of the following conditions:

                  (a) Authorization by TSI Shareholders. All corporate action necessary to authorize the execution, delivery and performance of this Agreement by TSI and the consummation of the transactions contemplated hereby shall have been duly and validly taken by TSI (including the necessary approval of its shareholders), and TSI shall have full power and right to consummate the transactions contemplated hereby.

                  (b) Authorization of Alanco. All action necessary to authorize the execution, delivery and performance of this Agreement by Alanco, and the consummation of the transactions contemplated hereby, shall have been duly and validly taken by Alanco, and Alanco shall have full power and right to consummate the transactions contemplated hereby.

                  (c) Delivery of Closing Documents. TSI shall have received the closing documents set forth in Section 12.2 hereof.

                  (d) No Litigation or Legislation. No federal, state, local or foreign statute, rule or regulation shall have been enacted or litigation, proceeding, government inquiry or investigation commenced or threatened which prohibits, restricts or delays the consummation of the transactions contemplated by this Agreement or any of the conditions to the consummation of such transactions or adversely affects the desirability of consummating the transactions contemplated hereby.

                  (e) Accuracy of Representations and Warranties. Each of the representations and warranties of Alanco set forth in Section 5 hereof shall be true and correct in all respects on and as of the Closing Date.

         10.3. Option to Terminate. Only in the event any of the conditions precedent to the obligation of the parties to consummate the transactions contemplated hereby as set forth in sections 10.1 and 10.2 above is not satisfied and/or waived on or before the Closing Date, then the party whose obligation is subject to such conditions shall have the right to terminate this Agreement by written notice to the other party. The other party shall have five
(5) business days from the receipt of such notice to cure the defect. If the defect has not been cured by the end of the fifth business day from receipt of the notice, neither of the parties to this Agreement shall have any further liability or obligation to the other hereunder, unless otherwise specifically stated, provided, however, any termination of this Agreement by TSI is subject to the obligations of TSI to pay a termination fee to Alanco pursuant to the Loan Agreement between the parties.

         11.0 Closing. The closing ("Closing") shall occur at the offices of Alanco,15900 North 78th Street, Suite 101, Scottsdale, Arizona 85260 at 10:00 a.m. on the third business day following the date of the Alanco Shareholders Meeting at which the shareholders of Alanco approve issuance of the shares of Alanco Common Stock to be issued hereunder, or such other time as the parties mutually agree (the "Closing Date"). The Closing shall constitute the acts which take place on the Closing Date by which the transactions contemplated by this Agreement are consummated. Notwithstanding the actual Closing Date, for all accounting purposes the closing shall be deemed to be effective as of May 1, 2002.

         12.0 Closing Documents. On the Closing Date, the parties shall exchange documents as follows:

         12.1 Delivery by TSI.  TSI shall deliver to Alanco:

                  (a) A copy of the resolutions duly adopted by the Board of Directors and shareholders of TSI authorizing and approving the execution, delivery and performance of this Agreement, and the execution and delivery of any and all other documents and agreements contemplated hereunder and thereunder, certified by the Secretary of TSI.

                  (b) A certificate signed by an authorized officer of TSI to the effect that TSI has fully performed all of its pre-closing commitments hereunder and that all its warranties and representations contained herein continue to be true and accurate as of the Closing Date.

                  (c) The opinion of counsel to TSI dated as of the Closing Date to Alanco to the following effect:

                           (1) TSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is entitled to own its properties and to carry on its business in the places where such properties are located and where such business is being conducted.

                           (2) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of TSI and this Agreement has been duly executed and delivered by TSI and constitutes a valid and binding obligation of TSI in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor's rights and the remedies of specific performance and injunction and other forms of equitable relief which may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. No further corporate authorization or by any other person is necessary with respect to the execution and delivery of this Agreement by TSI or its obligations hereunder.

                  (3) To the best of said counsel's knowledge TSI has the right to transfer the business, properties and assets as set forth in paragraph 1.0 hereof to Alanco pursuant hereto.

                  (4) Except as may be specified by such counsel, they do not know of any litigation, proceeding or governmental investigation pending or threatened against, or relating to, TSI or TSI's properties or business or the transactions contemplated under this Agreement.

                  (d) The Assets to be conveyed pursuant hereto shall be conveyed by bills of sale, assignments or other instruments of transfer as shall be appropriate to carry out the intent of this Agreement and as shall be sufficient to convey to Alanco all of the rights, title and interest of TSI in and to the Assets to be conveyed hereunder.

                  (e) Such further instruments or documents as Alanco or its counsel may reasonably request to assure the effective carrying out of the transactions contemplated hereby.

         12.2.Delivery by Alanco.  Alanco shall deliver to TSI:

                  (a) A copy of the resolutions duly adopted by the Board of Directors of Alanco authorizing and approving the execution, delivery and performance of this Agreement, and the execution and delivery of any and all other documents and agreements contemplated hereunder and thereunder, certified by the Secretary or an Assistant Secretary of Alanco.

                  (b) A copy of the letter of instructions to Alanco's transfer agent (original to be sent to the transfer agent) requesting the prompt issuance and delivery to TSI of a stock certificate representing 6,000,000 shares of Alanco Class A Common Stock issued in the name of TSI. The stock certificate shall contain a restrictive legend to the effect that the shares represented by said certificate have not been registered under either the federal or state securities laws and are not transferable except pursuant to an exemption from said securities laws or subsequent registration of said shares.

                  (c) A certificate signed by an authorized officer of Alanco to the effect that Alanco has fully performed all of its pre closing commitments hereunder and that all of its warranties and representations contained herein continues to be true and correct as of the Closing Date.

                  (d) The opinion of counsel to Alanco dated as of the Closing Date to TSI to the following effect:

                           (1) Alanco is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona, and is entitled to own its properties and to carry on its business in the places where such properties are located and where such business is being conducted.

                           (2) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action of Alanco and this Agreement has been duly executed and delivered by Alanco and constitutes a valid and binding obligation of Alanco in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditor's rights and the remedies of specific performance and injunction and other forms of equitable relief which may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. No further corporate authorization or by any other person is necessary with respect to the execution and delivery of this Agreement by Alanco or its obligations hereunder.

                           (3) Except as may be specified by such counsel, they do not know of any material litigation, proceeding or governmental investigation pending or threatened against, or relating to, Alanco or Alanco's properties or business or the transactions contemplated under this Agreement.
                           (4) The shares of Alanco Common Stock to be issued to TSI, when issued, shall be fully paid, non assessable, and validly issued.

                  (e)  The Registration Rights Agreement.

                  (f) Such further instruments or other documents as TSI or its counsel may reasonably request to assure the effective carrying out of the transactions contemplated hereby.

         12.3 Form of Closing Documents. All closing documents shall be in form and substance reasonably satisfactory to counsel for the respective parties.

         12.4 Additional Documents. The parties further agree that at any time subsequent to the date hereof, they will, upon request and at the expense of the requesting party, do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, assignments, transfers, conveyances, powers of attorney or assurances as may be required for the better assigning, transferring, granting, conveying and assuring to the parties any of the properties and assets to be conveyed pursuant hereto.

         13.0 Post-Closing Requirements of TSI. TSI shall immediately following the Closing cause its registered corporate name to be changed to a name other than one using "Technology Systems International."

         14.0  Indemnification.

         14.1 TSI . TSI agrees to and does hereby indemnify, and hold harmless Alanco, its directors, officers, employees and agents, against and in respect to any claims, losses, expenses, obligations and liabilities, including reasonable attorney's fees, which arise or result from or relate to any breach of or failure by TSI to perform any of its warranties, representations, guarantees, commitments, covenants, or conditions under this Agreement. TSI shall remain liable for all claims, liabilities, debts, defaults and obligations, whether or not known, which are not expressly assumed hereunder by Alanco and TSI shall defend at its entire expense, including reasonable attorney's fees and other costs of litigation, and indemnify and hold harmless Alanco against any and all such claims, debts, defaults, obligations, liabilities or suits.

         14.2 Alanco. Alanco agrees to and hereby indemnifies and holds harmless TSI, its officers, directors, employees and agents, against and in respect to any claims, losses, expenses, costs, obligations and liabilities, including reasonable attorney's fees, which TSI, its officers, directors, employees and agents may incur or suffer by reason of the breach or failure by Alanco to perform any of its warranties, representations, guarantees, commitments or covenants in this Agreement, or by reason of any act or omission of Alanco subsequent to the Closing Date which constitutes a breach or default hereunder.

         15.0 Benefits of this Agreement. Nothing in this Agreement shall be construed to give any benefits to any person (including, without limiting the generality of the foregoing, any present or former employee of TSI) or corporation or other entity, other than TSI, Alanco and Alanco Subsidiary, and this Agreement shall be for the sole and exclusive benefit of TSI, Alanco and Alanco Subsidiary.

         16.0 Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the successors, heirs, executors, administrators and permitted assigns of the parties hereto. This Agreement may not be assigned by any of the parties hereto without the prior written consent of the other parties.

         17.0 Notices. Any notice from one party to the other shall be given in writing and be deemed given when delivered in person, or on the next business day after being sent by a nationally recognized overnight courier service, or on the second business day following deposit in the U.S. Mail system if sent by certified mail, postage prepaid, and in each case addressed to the recipient at the address listed below or to such other person and/or address as may be designated from time to time in writing:

         (a)      if to TSI:

                  15575 North 83rd Way, Suite 4
                  Scottsdale, Arizona 85260

                  with a copy to:

                  Lynne Bolduc, Esq.
                  Oswald & Yap
                  16148 Sand Canyon Avenue
                  Irvine, CA 92618

         (b)      if to Alanco:

                  15900 North 78th Street, Suite 101
                  Scottsdale, Arizona 85260
                  Attn: Robert R. Kauffman, President

                  with a copy to:

                  Steven P. Oman, Esq.
                  14001 N. 50th Street
                  Scottsdale, Arizona 85254

         18.0 Severability. In the event any covenant, condition or other provision of this Agreement is held to be invalid or unenforceable by a final judgment of a court of competent jurisdiction, then such covenant, condition or other provision shall be automatically terminated and performance thereof waived, and such invalidity or unenforceability shall in no way affect any of the other covenants, conditions or provisions hereof, and the parties hereto shall negotiate in good faith to agree to such amendments, modifications or supplements of or to this Agreement or such other appropriate actions as, to the maximum extent practicable, shall implement and give effect to the intentions of the parties as reflected herein.

         19.0 Entire Agreement. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof and there are no representations or understandings between the parties except as provided herein. This Agreement may not be amended or modified in any way except by a written amendment to this Agreement duly executed by the parties.

         20.0 Waiver. No waiver of a breach of, or default under, any provision of this Agreement shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

         21.0 Applicable Law. This Agreement shall be governed by and construed (both as to validity and performance) and enforced in accordance with the laws of the State of Arizona.

         22.0 Attorneys' Fees. In any action brought to enforce the provisions of this Agreement, the prevailing party shall be entitled to recover its attorneys' fees and costs as determined by the court and not the jury.

         23.0 Equitable Relief. The parties agree that the remedies at law for any breach of the terms of this Agreement are inadequate. Accordingly, the parties consent and agree that an injunction may be issued to restrain any breach or alleged breach of such provisions. The parties agree that terms of this Agreement shall be enforceable by a decree of specific performance. Such remedies shall be cumulative and not exclusive, and shall be in addition to any other remedies which the parties may have at law or in equity.

          24.0 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, but all of such counterparts taken together shall be deemed to constitute one and the same instrument. No party shall be bound until each party has signed at least one (1) such counterpart.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in their respective names as of the day and year first above written.



TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
a Nevada corporation

By: ____________________________________
         Greg Oester, Chief Executive Officer


ALANCO TECHNOLOGIES, INC.
an Arizona corporation


By: ____________________________________
         Robert R. Kauffman, Chairman and
               Chief Executive Officer

\3401\025\Amd TSI Acq Agr4.wpd

Schedule                            Description

2.1                                         Assumed liabilities
4.11                                        Pre-Billed Items
4.14                                        Intellectual Property
4.15                                        Material Contracts
4.19                                        Employment Contracts
4.25                                        Litigation
5.10                                        Changes

Exhibit                                     Description

A                                           TSI Proforma
B                                           Registration Rights Agreement
C                                           Restated Article IV of Alanco's
                                            Articles of Incorporation

                                   APPENDIX C

                 THE POWERS, PREFERENCES, RIGHTS AND LIMITATIONS
                      OF THE SERIES OF THE PREFERRED STOCK
                                       OF
                            ALANCO TECHNOLOGIES, INC.

                                   DESIGNATED
                      SERIES B CONVERTIBLE PREFERRED STOCK


         The series designated "Series B Convertible Preferred Stock" of the Company's Preferred Stock, to be issued as the Board of Directors may determine, shall have the following preferences, rights and limitations in addition to those applicable generally to the preferred stock of the Company:

         (a) Number of Authorized Shares in Series. There shall be a total of 500,000 authorized shares of Series B
Convertible Preferred Stock.

         (b) Priority. The Series B Convertible Preferred Stock shall have a priority ranking superior to the Common Stock of the Company and all other series of Preferred Stock of the Company with respect to payment of dividends and upon dissolution, liquidation and winding-up of the Company.

         (c) Dividends. Holders of shares of Series B Convertible Preferred Stock shall be entitled to receive, when declared by the Board of Directors, out of funds and assets of the Company legally available therefore, an annual dividend (calculated on the basis of the redemption price of $10.00 per share of Series B Convertible Preferred Stock) of ten (10%) percent per annum, payable on a calendar quarter basis on or before the 20th day following each calendar quarter for the quarter just ended quarter, to stockholders of record on the respective record dates (which shall be the tenth day of the last month for the calendar quarter just ended. Notwithstanding anything herein to the contrary, at the option of the Company, any dividends on the Series B Convertible Preferred Stock may be paid either in cash or in kind and if paid in kind each share of Series B Convertible Preferred Stock to be received shall be valued at $10.00 per share for purposes of such dividend payment. No fractional shares shall be issued for dividends paid in kind and such dividends to be paid to any shareholder shall be rounded up to the next whole share of Series B Convertible Preferred Stock. Dividends on each share of the Series B Convertible Preferred Stock shall accrue and be cumulative from the date of issue and shall be appropriately prorated with respect to the period between such date of issue and the first dividend payment date. Accumulations of dividends shall not bear interest. In addition, the holders of Series B Convertible Preferred Stock shall participate on an as-converted basis in any dividends payable with respect to the Company's Common Stock.

         So long as any shares of Series B Convertible Preferred Stock are outstanding, the Company shall not declare and pay or set apart for payment any dividends or make any other distribution on the Common Stock and shall not redeem, retire, purchase or otherwise acquire, any shares of common stock or preferred stock, unless at the time of making such declaration, payment, distribution, redemption, retirement, purchase or acquisition dividends on all outstanding shares of Series B Convertible Preferred Stock for all past quarterly dividend periods shall have been paid or declared and sufficient funds set apart for the payment thereof.

         (d) Conversion. Each share of Series B Convertible Preferred Stock shall be convertible into thirteen (13) shares of Class A Common Stock of the Company, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, subject to readjustment as provided herein below. The right to convert any shares of Series B Convertible Preferred Stock called for redemption shall expire at the close of business on the redemption date thereof.

         The holder of a share or shares of Series B Convertible Preferred Stock may exercise the conversion rights by delivering to the Company during regular business hours, at the principal office of the Company, or at such other places as may be designated by the Company, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Company (if required by it), accompanied in any event by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Class A Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as the "Conversion Date". As promptly as practicable thereafter the Company shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Company, a certificate or certificates for the number of full shares of Class A Common Stock to which he is entitled and a check in respect of any fraction of shares provided below. The person in whose name the certificate or certificates for Class A Common Stock are to be issued shall be deemed to have become a holder of Class A Common Stock of record on the Conversion Date unless the transfer books of the Company are closed on that date, in which event he shall be deemed to have become a holder of Class A Common Stock of Record on the next succeeding date on which the transfer books are open, but the conversion rate shall be that in effect on the Conversion Date.

         The issuance of Class A Common Stock on conversion of Series B Convertible Preferred Stock shall be without charge to the converting holder of Series B Convertible Preferred Stock for any fee, expense or tax in respect of the issuance therefore, but the Company shall not be required to pay any fee, expense or tax which may be payable with respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Company of the shares of Series B Convertible Preferred Stock converted, and the Company shall not, in any such case, be required to issue or deliver any certificate for shares of Class A Common Stock unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such fee, expense or tax or shall have established to the satisfaction of the Company that such fee, expense or tax has been paid.

         The number of shares of Class A Common Stock deliverable upon conversion of each share of Series B Convertible Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events as follows:

              (i) Merger, Sale of Assets, Consolidation. If the Company at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other entity, the Series B Convertible Preferred Stock shall thereafter evidence the right to be converted into capital stock in such number and kind of securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of the Series B Convertible Preferred Stock shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

              (ii)Reclassification. If the Company at any time shall, by subdivision, combination reclassification of securities or otherwise, change any of the securities then purchasable upon the exercise of the conversion right associated with the Series B Convertible Preferred Stock into the same or a different number of securities of any class or classes, the Series B Convertible Preferred Stock shall thereafter evidence the right to purchase such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the conversion right immediately prior to such subdivision, combination, reclassification or other change. If shares of Class A Common Stock are subdivided or combined into a greater or smaller number of shares of Class A Common Stock, the number of shares of Class A Common Stock deliverable upon conversion of each share of Series B Convertible Preferred Stock shall be proportionately reduced or increased, as appropriate, by the ratio which the total number of shares of Class A Common Stock to be outstanding immediately after such event bears to the total number of shares of Class A Common Stock outstanding immediately prior to such event.

         Whenever any adjustment is required in the number of shares into which each share of the Series B Convertible Preferred Stock is convertible, the Company shall forthwith file a statement describing in reasonable detail the adjustment and the method of calculation used at the office or agency maintained for the purpose for conversion of the Series B Convertible Preferred Stock, and shall mail a copy thereof to the holders of the Series B Convertible Preferred Stock.

         The Company shall at all times keep available for issue and delivery the full number of shares of Class A Common Stock into which all outstanding shares of Series B Convertible Preferred Stock are convertible.

         No certificate for a fraction of a share of Class A Common Stock shall be issued upon any conversion, but in lieu of any fractional share that would otherwise be required to be issued in accordance with the foregoing provisions, the Company shall make a cash payment for any such fractional share interest based upon a value for such Class A Common Stock equal to the average NASDAQ closing market price for ten (10) trading days prior to the conversion date.

         (e) Voting. The holders of shares of Series B Convertible Preferred Stock shall be entitled to notice of any stockholders' meeting and to vote upon matters submitted to shareholders for a vote, in the same manner and with the same effect as the holders of shares of Class A Common Stock, voting together with the holders of Class A Common Stock as a single class to the extent permitted by law. Holders of Series B Convertible Preferred Stock shall have that number of votes equal to the number of shares of Class A Common Stock into which such preferred stock is convertible, as adjusted from time to time pursuant to paragraph (d) above.

         So long as any shares of the Series B Convertible Preferred Stock are outstanding, the Company shall not, without the affirmative vote or written consent of the holders of at least two thirds of the aggregate number of shares at the time outstanding of the Series B Convertible Preferred Stock:

              (i) authorize, create or increase any class of capital stock ranking equal or prior to the Series B Convertible Preferred Stock as to dividends or upon liquidation, dissolution or winding-up; or

              (ii)alter or change any of the powers, preferences or special rights given to the Series B Convertible Preferred Stock so as to affect the same adversely.

              (iii) issue any additional shares of Series B Convertible Preferred Stock, other than dividends in kind on outstanding shares of Series B Convertible Preferred Stock.

         (f)  Redemption.

              (i) By the Company. The Company may, at the option of the Board of Directors, redeem all or any part of the outstanding Series B Convertible Preferred Stock at any time after either (i) the third (3rd) anniversary of the date of issuance of the shares to be redeemed, or (ii) after the average NASDAQ closing market price for the Company's Class A Common Stock for twenty (20) consecutive trading days having a trading volume greater than 10,000 shares, equals $2.00 per share, at the redemption price equal to $10.00 per share of the Series B Convertible Preferred Stock to be redeemed, plus accrued unpaid dividends, if any, provided that notice of redemption is sent by certified mail to the holders of record of the Series B Convertible Preferred Stock to be redeemed at least thirty (30) days prior to the date of redemption specified in such notice, addressed to each such holder at his address as it appears in the records of the Company. In case of the redemption of a part only of the Series B Convertible Preferred Stock, the shares of such series to be redeemed shall be selected pro rata or by lot or in such other manner as the Board of Directors may determine. The Board of Directors shall have full power and authority to prescribe the manner in which and subject to the provisions and limitations herein contained, the terms and conditions upon which such stock shall be redeemed from time to time.

              (ii)By the Shareholder. Each holder of Series B Convertible Preferred Stock may, at any time after the third (3rd) anniversary of the date of issuance of the shares to be redeemed, demand that the Company redeem all or any part of such holder's Series B Convertible Preferred Stock at a redemption price of $10.00 per share, plus accrued unpaid dividends, if any, by delivering written notice thereof to the Company at the Company's then known main corporate office, accompanied by the holder's stock certificate for the shares to be redeemed. The company, within thirty (30) days after receipt of such notice (the "date of redemption"), shall redeem the number of shares of Series B Convertible Preferred Stock specified in the holder's demand notice in either of the following methods:

                  (a) By paying the aggregate redemption price in cash; or

                  (b) Provided that the average volume of trading of the Company's Common Stock on NASDAQ is at least 10,000 shares per day for the twenty (20) trading days immediately prior to the date of receipt of the holder's redemption demand; by paying the aggregate redemption price in Class A Common Stock of the Company valued for such purpose at the average NASDAQ closing market price for said twenty (20) trading days immediately prior to the date of receipt of the holder's redemption demand.

         On or after the redemption date each holder of shares of Series B Convertible Preferred Stock to be redeemed shall present and surrender his certificate or certificates for such shares to the Company and thereupon the redemption price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In case less than all of the shares represented by any such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares. From and after the redemption date (unless default shall be made by the Company in the payment of the redemption price) all dividends on the shares of Series B Convertible Preferred Stock designated for redemption in such notice shall cease to accrue, and all rights of the holders thereof as stockholders of the Company, except the right to receive the redemption price thereof upon the surrender of the certificates representing the same, without interest, shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Company) on the books of the Company, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

         (g) No Sinking Fund. The shares of the Series B Convertible Preferred Stock shall not be entitled to benefit of any sinking or purchase fund to be applied to the redemption or purchase of such stock.

         (h) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, holders of Series B Convertible Preferred Stock shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders before any payment shall be made in respect of any class or series of stock which shall rank subordinate thereto as to assets the fixed sum of $10.00 for each share of Series B Convertible Preferred Stock held by them plus accrued and unpaid dividends, if any, thereon; and shall also participate on an "as converted" basis with the Common Stock with respect to additional liquidation distributions.

         If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the assets of the Company available for distribution to its Series B Convertible Preferred Stock holders shall be insufficient to pay the holders of Series B Convertible Preferred Stock the full amount to which they are entitled hereunder, the holders of Series B Convertible Preferred Stock shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares of Series B Convertible Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such stock were paid in full. If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company payments shall have been made to the holders of the Series B Convertible Preferred Stock of the full amount to which they shall respectively be entitled hereunder, such holders shall not be entitled to any further participation in the distribution of the remaining assets of the Company available for distribution to its stockholders.

         Neither the merger or consolidation of the Company into or with another corporation nor the merger or consolidation of any other corporation into or with the Company, nor the sale, transfer or lease of all or substantially all of the assets of the Company, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Company.

         (i) Redeemed Shares. Shares of the Series B Convertible Preferred Stock redeemed or purchased by the Company or surrendered to the Company on the conversion thereof into shares of Class A Common Stock as herein above provided shall, upon appropriate filing and recording to the extent required by law, have the status of authorized and unissued shares of Series B Convertible Preferred Stock.

                                   APPENDIX D

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of __________________, 2002, by and between ALANCO TECHNOLOGIES, INC., a corporation duly incorporated and existing under the laws of the State of Arizona (the "Company"), and TECHNOLOGY SYSTEMS INTERNATIONAL, INC., a Nevada corporation ("TSI"), on behalf of itself and its shareholders, creditors or others who may receive shares of the Company's Common Stock upon liquidation of TSI (TSI and its shareholders, creditors and such others are hereinafter collectively referred to as "Subscriber") pursuant to the Acquisition Agreement between the Company and TSI, dated January 23, 2002r (the "Acquisition Agreement").

         1.       Definitions.  For purposes of this Agreement:

                  (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933 (the "Act"), and pursuant to Rule 415 under the Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document;

                  (b) For purposes hereof, the term "Registrable Securities" means the shares of the Company's Common Stock, no par value, together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock (the "Common Stock"), issuable to TSI, or EMS Technologies, Inc. in connection the Acquisition Agreement. Further, Registrable Securities is comprised of two groups, the first group being the 6,000,000 shares of Common Stock to be issued by the Company to TSI and the 1,000,000 shares of Common Stock to be issued by the Company to EMS Technologies, Inc. upon closing of the Acquisition Agreement ("Group One Registrable Securities"), and the second group being the balance of the Common Stock to be issued to TSI based upon the earn-out provisions of sections 3.2, 3.3 and 3.4 of the Acquisition Agreement ("Group Two Registrable Securities")

                           Notwithstanding the above:

                           1. Common Stock which would  otherwise be deemed to
be Registrable Securities shall not constitute Registrable Securities if those shares of Common Stock may be resold in a public transaction without registration under the Act, including without limitation, pursuant to Rule 144 under the Act; and

                           2. any Registrable  Securities resold in a public
transaction  shall cease to constitute  Registrable Securities.

                  (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock which have been issued or are issuable under the Acquisition Agreement at the time of such determination; and

                  (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any permitted assignee thereof.

         2.       Required Registration.

Group One Registrable Securities: The Company agrees to file a registration statement on Form S-3 (or other suitable form) or a post-effective amendment to an effective registration statement (collectively, a "Registration Statement") at the Company's discretion, covering the resale of all shares of Group One Registrable Securities then outstanding. The Company shall use commercially reasonable efforts to have the Registration Statement declared effective within 90 days after the date hereof.

Group Two Registrable Securities: Within ten (10) days following the receipt of a written request of Holders owning at least 25% of the Group Two Registrable Securities any time subsequent to issuance by the Company of all shares of Group Two Registrable Securities to be issued pursuant to the Acquisition Agreement (the "Request Notice"), the Company shall advise all other Holders of the Group Two Registrable Securities that a registration of such securities will be made by the Company at the expense of the Holders participating in such registration. The Group Two Registrable Securities owned by such Holders who respond to the Company in writing within ten (10) days of such notice from the Company that they desire their Group Two Registrable Securities to be included in such registration shall be so included. The Company agrees to file a registration statement on Form S-3 (or other suitable form) or a post-effective amendment to an effective registration statement (collectively, a "Registration Statement") at the Company's discretion, covering the resale of all shares of Group Two Registrable Securities included within the Request Notice and those owned by the other Holders responding affirmatively to the Company's notice. The Company shall use commercially reasonable efforts to have the Registration Statement declared effective within 90 days after the date the Company receives the Request Notice.

                  (a) Each Registration Statement shall be prepared as a "shelf" registration statement under Rule 415, and shall be maintained effective until all Registrable Securities covered thereby cease to exist.

                  (b) The Company represents that it is presently eligible to effect the registration contemplated hereby on Form S-3 and will use its best efforts to continue to take such actions as are necessary to maintain such eligibility.

         3. Limitation on Obligations to Register. If the Company believes that shares sought to be registered under Section 2 by Holders do not constitute "Registrable Securities" by virtue of Section 1(b) of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an opinion of counsel, reasonably acceptable to the Holders of the securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer) that those securities may be sold immediately, without volume limitation, without registration under the Act, by virtue of Rule 144 or similar provisions.

         4. Obligations of the Company. Whenever required under this Agreement, or a post-effective amendment to an effective registration statement, to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the Securities and Exchange Commission ("SEC") a registration statement, or such a post-effective amendment, with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement, or such a post-effective amendment, and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (e) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and subject to Section 5 use its best efforts promptly to prepare a supplement or amendment to the registration statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

                  (f) Provide Holders with written notice of the date that a registration statement registering the resale of the Registrable Securities is declared effective by the SEC and the date or dates when the Registration Statement is no longer effective.

                  (g) Provide Holders and their representatives the opportunity to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers, directors and employees for questions regarding such information as it relates to information contained in the registration statement.

                  (h) Provide Holders and their representatives the opportunity to review the registration statement and all amendments thereto a reasonable period of time prior to their filing with the SEC if so requested by Holder in writing.

         5. Black Out. In the event that, during the time that the Registration Statement is effective, the Company reasonably determines, based upon advice of counsel, that due to the existence of material non-public information, disclosure of such material non-public information would be required to make the statements contained in the Registration Statement not misleading, and the Company has a bona fide business purpose for preserving as confidential such material non-public information, the Company shall have the right to suspend the effectiveness of the Registration Statement, and no Holder shall be permitted to sell any Registrable Securities pursuant thereto, until such time as such suspension is no longer advisable; provided, however, that such time shall not exceed a period of sixty (60) days. As soon as such suspension is no longer advisable, the Company shall, if required, promptly, buT in no event later than the date the Company files any documents with the SEC referencing such material information, file with the SEC an amendment to the Registration Statement disclosing such information and use its best efforts to have such amendment declared effective as soon as possible.

         If the effectiveness of the Registration Statement is suspended by the Company pursuant hereto, the Company shall promptly notify all Holders whose securities are covered by the Registration Statement of such suspension, and shall promptly notify each such Holder as soon as the effectiveness of the Registration Statement has been resumed. The Company shall be entitled to effect no more than two such suspensions during the one (1) year period following the Last Closing.

         6. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with regard to each selling Holder that such selling Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Act.

         7. Expenses. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company with respect to the Group One Registrable Securities, and by the participating Holders on a prorata basis based upon the number of shares of Registrable Securities owned by each such Holder compared to the total number of Registrable Securities being registered with respect to the Group Two Registrable Securities.

         8. Indemnification. If any Registrable Securities are included in a Registration Statement or a post-effective amendment to an effective registration statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will promptly reimburse, as such expenses are incurred and payable, each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person.

                  (b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such director, officer, controlling person, or underwriter or controlling person, or other such Holder or director, officer or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon (i) any statement or omission in each case to the extent (and only to the extent) that such statement or omission is made in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration statement, or (ii) any sale by a Holder after the Company has given notice to the Holder under Section 4(f) or 5 herein and prior to the filing by the Company of a supplement or the effectiveness of a post-effective amendment as necessary in connection with such notice; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company and any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to he paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.

                  (d) If the indemnity provided in paragraph (a) or (b) of this
Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree to contribute to the aggregate claims, losses, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Holders in connection with the statements or omissions which resulted in such Losses. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Holders. The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls a Holder of Registrable Securities within the meaning of either the Securities Act or the Exchange Act and each director, officer, partner, employee and agent of a Holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each director of the Company, and each officer of the Company who has signed the registration statement, shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The obligations of the Company and Holders under this
Section 8 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

         9. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144; and

                  (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act.

         10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities provided that the amendment treats all Holders equally. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder,and the Company.

         11. Notices. All notices or other communications required or permitted pursuant to this Agreement shall be in writing and shall be deemed given to a party when (a) delivered by hand or by nationally recognized overnight courier service (costs prepaid); or (b) received or rejected by the addressee, if sent by certified mail, return receipt requested. Such notice or other communication shall be sent to the Company, Attention: Chief Financial Officer, 15900 North 78th Street, Suite 101, Scottsdale, Arizona 85260 or to the Holder at the address set forth in the Company's records (or to such other address as either party may designate by notice to the other party).

         12. Termination. This Agreement shall terminate on the date all Registrable Securities cease to exist; but without prejudice to (1) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement.

         13. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement); and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws.

         15. Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this ____ day of ___________________, 2002.

ALANCO TECHNOLOGIES, INC.,               TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
an Arizona corporation                    a Nevada corporation


By: ----------------------------          By: ----------------------------
    Name                                      Name
    Title:                                    Title

                                   APPENDIX E

                            EMS Assignment Agreement


         This Assignment Agreement is made this 15th day of March, 2002, by and among EMS Technologies, Inc., a Georgia corporation("EMS"), Technology
 Systems International, Inc., a Nevada corporation ("TSI"), and Alanco Technologies, Inc., an Arizona corporation ("Alanco").

         Whereas, EMS holds a promissory note in the principal amount of $1,167,000 dated December 23, 2000 and maturing December 31, 2001, executed to its order by TSI (the "TSI Note"), which TSI Note was issued to EMS to evidence amounts owed by TSI for products heretofor delivered by EMS to TSI;

         Whereas, Alanco and TSI are parties to an Acquisition Agreement, of even date herewith, providing for the acquisition by Alanco of all assets and assumption of certain identified liabilities of TSI (the "Acquisition Agreement"), subject to, among other things, the negotiation of arrangements acceptable to Alanco concerning TSI's rights and obligations under supply arrangement between EMS and TSI and the TSI Note; and

         Whereas, the parties have agreed to the transfer of the TSI Note to Alanco, all on the terms and conditions set forth in this Agreement.

         Now, therefore, in consideration of the mutual promises and benefits set forth herein, the parties hereby agree as follows:

          1. Assignment of TSI Note. Effective simultaneously with and subject to the closing of the Acquisition Agreement following the approval thereof by the shareholders of Alanco (the "Closing"), EMS hereby assigns and transfers the TSI Note to Alanco, free and clear of any liens, encumbrances or other interests of any third party. Such transfer shall be further evidenced by delivery to Alanco of the TSI Note, duly endorsed for transfer to the order of Alanco.
         2.   Consideration to EMS.   In consideration of the assignment of the
TSI Note, Alanco shall:

              a. Deliver to EMS, at the Closing, 1,000,000 shares of Alanco Common Stock, no par value (the "Alanco Stock");
              b. Deliver to EMS, at the Closing, its promissory notes (the "Alanco Notes"), on the terms and in the forms attached as Annexes A and B to this Agreement; and
              c. Deliver to EMS, not later than the seventh calendar day after the Closing, $25,000 paid by check or wire transfer.

         3. Restricted Status of Alanco Common Stock. EMS acknowledges that the Alanco Stock, together with any shares of Alanco Common Stock issued upon conversion of the Alanco Note in the form attached as Annex B, will be "restricted securities" under the Securities Act of 1933, as amended (the "1933 Act"), and will bear a legend worded substantially as follows:

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ARIZONA OR ANY OTHER STATE, PURSUANT TO EXEMPTIONS THEREUNDER. SUCH SHARES MAY NOT BE TRANSFERRED OTHER THAN IN A TRANSACTION THAT IS REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AS TO WHICH IT IS ESTABLISHED TO THE SATISFACTION OF COUNSEL TO THE ISSUER THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION THEREUNDER.

         The foregoing legend on the certificates representing Alanco Common Stock shall be removed by delivery of substitute certificates without such legend, at such time as such legend is not required for purposes of the 1933 Act. It is agreed that such restrictive legends and related stop orders will be removed if (i) Alanco has received either a written opinion of counsel, which such counsel and opinion shall be reasonably satisfactory to Alanco, or a "no action" letter obtained from the SEC, to the effect that the Alanco Common Stock subject thereto may be transferred free of the restrictions imposed by Rule 144, or (ii) in the event of a sale of the Alanco Common Stock which has been registered under the Securities Act or made in conformity with the provisions of Rule 144.

         4. Registration of Alanco Stock. Alanco and EMS agree that the rights and obligations of Alanco and EMS with respect to the registration by Alanco of the Alanco Stock, under the 1933 Act and applicable state laws, for resale by EMS shall be as set forth in Exhibit B to the Acquisition Agreement.

         5. Representations and Warranties of Alanco. Alanco represents and warrants to EMS that each of the following statements is true and accurate on the date hereof and will be true and accurate as of the Closing:

              a. Corporate Status. Alanco is a corporation duly incorporated, organized, subsisting and in good standing under the laws of the State of Arizona, and is duly qualified to transact business in all jurisdictions in which such qualification is required, except where the failure to qualify could not be reasonably expected to have a material adverse effect on the business operations or financial condition of Alanco.

              b. Authority. Alanco has all necessary power and authority (corporate and otherwise) to own, lease and operate its assets and other properties and to carry on business as it is now being conducted. Alanco is duly authorized to enter into this Agreement and to perform all its obligations and do all other things and take all other actions required or contemplated hereby or thereby. This Agreement has been duly executed and delivered by Alanco and, assuming the due authorization, execution and delivery hereof by the other parties to this Agreement, constitutes the legal, valid and binding obligation of Alanco, enforceable against Alanco in accordance with its terms.

              c. Authorized Alanco Stock. The authorized capital stock of Alanco consists of 100,000,000 shares of common stock, no par value, of which there are
(i) 10,220,100 shares issued and outstanding, (ii) 5,000,000 shares of Class A Cumulative Convertible Preferred Shares, of which there are no shares issued and outstanding, and (iii) 20,000,000 shares of Class B Cumulative Convertible Preferred Shares, of which there are no shares issued and outstanding. Upon delivery pursuant to this Agreement, the Alanco Stock, together with any shares of the Alanco Common Stock issued upon conversion of the Alanco Note in the form attached as Annex B, will be duly authorized, validly issued, fully-paid and non-assessable shares of the Common Stock, no par value per share, of Alanco, free of preemptive rights.

              d. No Violations. Neither this Agreement nor Alanco's performance of its obligations hereunder will contravene, violate or result in a breach of
(i) the Articles of Incorporation, Bylaws or other organizational documents of Alanco, (ii) any agreement, obligation or commitment to which Alanco is a party or by which it is bound, or (iii) any applicable requirement, judgment, order or restriction of any court or other governmental entity, and no consent of, notice to or filing with any person is required for the performance by Alanco of the transactions contemplated by or its obligations under this Agreement, other than filings under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), or as required by the rules and regulations of the National Association of Securities Dealers, Inc.

              e.  Alanco Public Filings; Financial Statements.

                  (i) Since December 31, 1999, Alanco has filed all forms, reports, statements and other documents required to be filed with the SEC, including without limitation (i) all Annual Reports on Form 10-K, (ii) all Quarterly Reports on Form 10-Q, (iii) all proxy statements relating to meetings of shareholders (whether annual or special), (iv) all Current Reports on Form 8-K and (v) all other reports, schedules, registration statements or other documents (collectively referred to as the "Alanco Public Filings"). The Alanco Public Filings were prepared in all material respects in accordance with the requirements of applicable legal requirements (including the 1933 Act or 1934 Act, as the case may be, and the applicable rules and regulations of the SEC thereunder, and the Alanco Public Filings did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (ii)Each of the historical consolidated financial statements (including, in each case, any related notes thereto) contained in the Alanco Public Filings (i) have been prepared in accordance with the published rules and regulations of the SEC and GAAP applied on a consistent basis throughout the periods involved (except (A) to the extent disclosed therein or required by changes in GAAP, (B) as may be indicated in the notes thereto and (C) in the case of the unaudited financial statements, as permitted by the rules and regulations of the SEC) and (ii) fairly present the consolidated financial position of Alanco and its subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows for the periods indicated (subject, in the case of unaudited consolidated financial statements for interim periods, to adjustments, consisting only of normal, recurring accruals, necessary to present fairly such results of operations and cash flows).

                  (iii) Except as disclosed in the Alanco Public Filings filed prior to the date of this Agreement or as contemplated by this Agreement, since June 30, 2001, Alanco and its subsidiaries have conducted their respective businesses only in the ordinary course and in a manner consistent with past practice and there has not been any event causing or constituting a material adverse effect on the business operations or financial condition of Alanco, other than issuance of shares of Alanco common stock in connection with a private offering thereof, and general market conditions in Alanco's computer storage businesses.

         6. Representations and Warranties of EMS. EMS represents and warrants to Alanco that each of the following statements is true and accurate on the date hereof and will be true and accurate as of the Closing:

              a. Corporate Status. EMS is a corporation duly incorporated, organized, subsisting and in good standing under the laws of the State of Georgia, and is duly qualified to transact business in all jurisdictions in which such qualification is required, except where the failure to qualify could not be reasonably expected to have an material adverse effect on the business operations or financial condition of EMS.

              b. Authority. EMS is duly authorized to enter into this Agreement and to perform all its obligations and do all other things and take all other actions required or contemplated hereby or thereby. This Agreement has been duly executed and delivered by EMS and, assuming the due authorization, execution and delivery hereof by the other parties to this Agreement, constitutes the legal, valid and binding obligation of EMS, enforceable against EMS in accordance with its terms.

              c. No Violations. Neither this Agreement nor EMS's performance of its obligations hereunder will contravene, violate or result in a breach of (i) the Articles of Incorporation, Bylaws or other organizational documents of EMS,
(ii) any agreement, obligation or commitment to which EMS is a party or by which it is bound, or (iii) any applicable requirement, judgment, order or restriction of any court or other governmental entity, and no consent of, notice to or filing with any person is required for the performance by EMS of the transactions contemplated by or its obligations under this Agreement, other than filings under the 1933 Act, 1934 Act or as required by the rules and regulations of the National Association of Securities Dealers, Inc.

              d. Purchase for Investment; Accredited Investor Status. EMS is acquiring the Alanco Stock, the Alanco Notes, and any share of Alanco Common Stock issued upon conversion of the Alanco Note in the form of Annex B, for investment for its own account and not with a view to, or in connection with, a distribution thereof within the meaning of Section 2(11) of the 1933 Act, other than in transactions registered under or exempt from registration under such Act. EMS acknowledges that such shares of Alanco Common Stock have not been registered under the 1933 Act, or the securities laws of any state. EMS confirms that Alanco has given EMS and its representatives the opportunity to ask questions of the directors, officers and management employees of Alanco, and to acquire such additional information about the business and financial condition of Alanco as EMS has requested, and that all such information has been received by EMS. EMS further confirms that it constitutes and "accredited investor" as such term is defined for the purposes of Regulation D under the 1933 Act.

         In Witness Whereof, the parties have caused this Assignment Agreement to be executed and delivered on their respective behalves by their duly authorized officers, on the date set forth above.


EMS TECHNOLOGIES, INC.                         ALANCO TECHNOLOGIES, INC.


By:  ________________________                  By: ____________________________
Name:  Don T. Scartz                               Name:
Title:  Senior Vice President and                  Title:
         Chief Financial Officer

TECHNOLOGY SYSTEMS INTERNATIONAL, INC.


By: ________________________________
Name: Greg M. Oester
Title:  Chief Executive Officer

                                    Exhibit A
                                 Promissory Note

Principal                                                  Scottsdale, Arizona
$250,000

         FOR VALUE RECEIVED, the undersigned, Alanco Technologies, Inc. an Arizona corporation (hereafter referred to as "Borrower"), promises to pay to the order of EMS Technologies, Inc., a Georgia corporation (hereinafter, together with any holder hereof, referred to as "Lender"), the principal sum of Two Hundred Fifty Thousand Dollars ($250,000), said sum being payable on the earlier of (i) the third anniversary of the date hereof; and (ii) to the extent of funds received by Borrower from the State of California with respect to installation of Borrower's system in the Calipatria prison, net of any expenses incurred after the date of this note in completing said installation or collecting said funds.

         Interest shall accrue and be payable on the principal amount of this Promissory Note outstanding from time to time at the rate of 5% per annum. Accrued interest hereunder shall be payable on March 31, 2003, at the last day of each calendar quarter thereafter, and at maturity.

         Amounts due hereunder are payable to Lender at the Lender's offices at 660 Engineering Drive, Norcross, Georgia 30092, or at such other place as the Lender may designate in writing.

         The entire unpaid principal balance of this Promissory Note, or partial payments in even thousands of dollars, may be paid at any time prior to maturity without penalty.

         If for any reason the principal balance together with all accrued interest is not paid promptly on or before the due date, the Borrower shall be in default hereunder. The Borrower shall also be in default hereunder if the Borrower (i) files a voluntary petition in bankruptcy, (ii) is adjudicated as bankrupt or insolvent, (iii) files a petition or answer seeking or acquiescing in any reorganization or arrangement under the bankruptcy laws, (iv) seeks or acquiesces in the appointment of a trustee or receiver, (v) makes a general assignment for the benefit of creditors, (vi) admits in writing of its inability to pay debts generally as they become due, or (vii) is the subject of an involuntary petition in bankruptcy that is not withdrawn or dismissed within sixty (60) days from the filing thereof.

         Upon default and at any time thereafter, the Lender may declare the entire unpaid balance of this Promissory Note immediately due and payable without presentment, demand, protest, notice of default, notice of intent to accelerate, notice of acceleration, or any other notice of any kind, all of which are hereby expressly waived. Upon default, said principal sum, or so much thereof as may remain unpaid at the time of such default, shall thereafter bear interest at the lesser of the maximum rate allowed by applicable law or the rate of 12% per annum.

         If this Promissory Note is placed in the hands of an attorney for collection, the borrower shall pay all costs of collection incurred by the Lender, including reasonable attorneys' fees.

         This Promissory Note is to be construed in all respects and enforced according to the laws of the State of Arizona.

         Notwithstanding any provision contained in this Note or any other document executed or delivered in connection with this Note, the Lender shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, if the Lender ever receives, collects or applies as interest any such excess, then the amount that would be excessive interest shall be applied to reduce the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full by that application, then any remaining excess shall promptly be paid to Borrower. In determining whether the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrower and the Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Note so that interest rate is uniform throughout that term.

         Executed this ____ day of _________, 2002.

Signed, sealed and delivered              BORROWER
in the presence of:
                                          ALANCO TECHNOLOGIES, INC.

______________________________           By:__________________________________
                                            Chief Executive Officer

                                    Exhibit B
                                 Promissory Note

Principal                                                 Scottsdale, Arizona
$100,000

         FOR VALUE RECEIVED, the undersigned, Alanco Technologies, Inc. an Arizona corporation (hereafter referred to as "Borrower"), promises to pay to the order of EMS Technologies, Inc., a Georgia corporation (hereinafter, together with any holder hereof, referred to as "Lender"), the principal sum of One Hundred Thousand Dollars ($100,000), said sum being payable on the fifth anniversary of the date hereof.

         Interest shall accrue and be payable on the principal amount of this Promissory Note outstanding from time to time at the rate of 5% per annum. Accrued interest hereunder shall be payable on March 31, 2003, on the last day of each calendar quarter thereafter, and at maturity.

         Amounts due hereunder are payable to Lender at the Lender's offices at 660 Engineering Drive, Norcross, Georgia 30092, or at such other place as the Lender may designate in writing.

         The entire unpaid principal balance of this Promissory Note, or partial payments in even thousands of dollars, may be paid at any time prior to maturity without penalty.

         Lender may at its option, exercised at any time and from time to time prior to payment in full of all amounts owed under this Promissory Note, and Borrower may at its option, exercised on any date on which the shares of the common stock, no par value, of the Borrower (the "Common Shares") shall have traded on the five preceding trading days at a closing price equal to or exceeding $1.10 per share, as reported on NASDAQ, convert all or any portion of the outstanding principal balance of, and unpaid accrued interest under, this Promissory Note into the Common Shares, at a conversion rate of $1.00 per Share, subject as to both conversion rate and the closing price triggering Borrower's option to (i) proportionate adjustment to prevent any dilution of Lender's potential interest in the equity of Borrower caused by any share split or share dividend, and (ii) reduction equal to the per-Share value of any other distribution (whether as a dividend or otherwise, and whether in cash or in kind) to shareholders of record on a date prior to the date of conversion and issuance of Shares pursuant thereto. In the event of any merger, reorganization or other transaction resulting in the holders of the Common Shares receiving or holding any security or other property different from or in addition to the Common Shares, this conversion right shall entitle the Lender to receive, at the adjusted conversion price then in effect, such security or a Common Share and such other property received or held as a result of such transaction with respect to each Common Share.

         If for any reason the principal balance together with all accrued interest is not paid promptly on or before the due date, the Borrower shall be in default hereunder. The Borrower shall also be in default hereunder if the Borrower (i) files a voluntary petition in bankruptcy, (ii) is adjudicated as bankrupt or insolvent, (iii) files a petition or answer seeking or acquiescing in any reorganization or arrangement under the bankruptcy laws, (iv) seeks or acquiesces in the appointment of a trustee or receiver, (v) makes a general assignment for the benefit of creditors, (vi) admits in writing of its inability to pay debts generally as they become due, or (vii) is the subject of an involuntary petition in bankruptcy that is not withdrawn or dismissed within sixty (60) days from the filing thereof.

         Upon default and at any time thereafter, the Lender may declare the entire unpaid balance of this Promissory Note immediately due and payable without presentment, demand, protest, notice of default, notice of intent to accelerate, notice of acceleration, or any other notice of any kind, all of which are hereby expressly waived. Upon default, said principal sum, or so much thereof as may remain unpaid at the time of such default, shall thereafter bear interest at the lesser of the maximum rate allowed by applicable law or the rate of 12% per annum.

         If this Promissory Note is placed in the hands of an attorney for collection, the borrower shall pay all costs of collection incurred by the Lender, including reasonable attorneys' fees.

         This Promissory Note is to be construed in all respects and enforced according to the laws of the State of Arizona.

         Notwithstanding any provision contained in this Note or any other document executed or delivered in connection with this Note, the Lender shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on this Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, if the Lender ever receives, collects or applies as interest any such excess, then the amount that would be excessive interest shall be applied to reduce the unpaid principal balance of this Note, and, if the principal balance of this Note is paid in full by that application, then any remaining excess shall promptly be paid to Borrower. In determining whether the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrower and the Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment (other than payments expressly designated as interest payments hereunder) as an expense or fee rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of this Note so that interest rate is uniform throughout that term.

         Executed this ____ day of________, 2002.


Signed, sealed and delivered             BORROWER
in the presence of:
                                         ALANCO TECHNOLOGIES, INC.

______________________________     By:  ______________________________________
                                        Chief Executive Officer

                                   APPENDIX F

                             AMENDED LOAN AGREEMENT

         THIS AMENDED LOAN AGREEMENT ("Agreement") is entered into this 15th day of March 2002, between ALANCO TECHNOLOGIES, INC., an Arizona corporation ("Alanco"), and TECHNOLOGY SYSTEMS INTERNATIONAL, INC., a Nevada corporation ("TSI").

RECITALS:

         Alanco and TSI have executed an Amended Acquisition Agreement, of even date herewith (the "Acquisition Agreement"), pursuant to which Alanco will acquire substantially all of the assets and assume specific liabilities of TSI in exchange for shares of Alanco's common stock.

         Alanco and TSI have previously entered into a Loan Agreement, dated January 3, 2002, pursuant to which Alanco agreed to loan up to $350,000 to TSI to assist TSI with its working capital requirements pending the closing of the Acquisition Agreement, which loan was repayable as stated in the Loan Agreement. Additional funds may be required by TSI pending the closing, and the parties are willing to amend and restate the Loan Agreement as set forth herein. This Agreement, and the Promissory Note attached hereto, are intended to replace the former Loan Agreement and earlier Promissory Note attached thereto in their entirety.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

         1. Loan. TSI agrees to borrow from Alanco and Alanco agrees to loan to TSI funds from time to time upon the terms and conditions set forth herein. Notwithstanding anything to the contrary, advances under this agreement shall be at the sole discretion of Alanco. The existing promissory note of TSI in favor of Alanco in the amount of $350,000 plus interest, shall be amended upon the execution hereof, and a new replacement Promissory Note in the form attached hereto as Exhibit A (the "Note") shall be executed and delivered to Alanco upon the execution hereof.

         2. Security Agreement. The Note shall be secured by a security interest in all of the assets of TSI pursuant to a Security Agreement in the form attached hereto as Exhibit B. The Security Agreement shall be duly executed by TSI and delivered to Alanco upon the execution hereof.

         3. Additional Consideration; Conversion of Note. TSI understands that Alanco is advancing monies to TSI in anticipation of the transaction described in the Acquisition Agreement. The Note (including outstanding principal and accrued interest thereof) may, at Alanco's sole option, be convertible into TSI common shares by written notice to TSI at any time upon the earlier of (i) May 31, 2002 or, (ii) when an offer from a party other than Alanco is received to acquire all or substantially all the assets of TSI. Alanco shall have the right to convert the Note into shares of TSI common stock at a conversion price of $0.10 per share of TSI common stock.

         As additional consideration to induce Alanco to loan monies to TSI and to reimburse Alanco for costs and opportunities lost in the event the Acquisition Agreement is not consummated, due to any factor other than Alanco's decision not to proceed with the transaction, Alanco shall be entitled, at Alanco's option, to payment of $500,000 or 2,000,000 shares of TSI, upon demand.

         4. Warranties and Representations of TSI. TSI represents and warrants to Alanco as follows, and acknowledges and confirms that Alanco is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by Alanco or on its behalf:

         4.1. Organization and Standing. TSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, has all of the requisite corporate power and authority and has all of the licenses, permits, authorities and consents that are necessary to own, operate and lease its properties and to carry on its business as now being conducted. TSI is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the property owned, leased or operated by TSI or the nature of the business conducted by TSI makes such qualification necessary.

         4.2. Capitalization. The authorized capital of TSI consists solely of 25 million shares of common stock, of which approximately 23,180,919 were validly issued and outstanding as of March 6, 2002.

         4.3. Authorization. TSI has all the requisite legal and corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of TSI and its officers, directors and stockholders necessary for the authorization, execution, delivery, and performance of all obligations of TSI under this Agreement has been taken. This Agreement, the Note and the Security Agreement, when executed and delivered, shall constitute legal, valid and binding obligations of TSI, enforceable in accordance with their terms.

         4.4. Governmental Consents. No consent, approval, order, or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of TSI in connection with the execution, delivery or performance of this Agreement or consummation of the transactions contemplated hereby.

         4.5. Compliance with Other Instruments. TSI will not be, as a result of the execution, delivery or performance of this Agreement, in violation of or default under any provision of its Articles of Incorporation or By-laws, as amended and in effect on the date hereof, or of any provision of any instrument, contract or lease to which it is a party, or of any provision of any federal or state judgment, writ, decree, order, statute, rule, or governmental regulation applicable to TSI.

         5. Notices. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be hand delivered or mailed certified mail, return receipt requested, postage prepaid, addressed as follows (or to such other address as either party may designate by written notice):

If to TSI:   15575 North 83rd Way, Suite 4
             Scottsdale, AZ 85260
             Attn: Greg Oester, Chief Executive Officer

If to Alanco:15900 N. 78th Street, Suite 101
             Scottsdale, AZ  85260
             Attn:  Robert R. Kauffman, President
         Any such notice shall be deemed given upon receipt if hand delivered or two business days following deposit in the US mail if sent by mail.

         6.   General Provisions.

         6.1. In the event of any controversy, claim or dispute between the parties hereto, arising out of or relating to this Agreement or the breach thereof, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees and costs.

         6.2. This Agreement is being executed and delivered and is intended to be performed in the State of Arizona, and shall be construed and enforced in accordance with the laws of such State.

         6.3. Time is of the essence of this Agreement and each and every term and provision hereof.

         6.4. The terms hereof are enforceable by specific performance.

         6.5. It is expressly agreed that failure to exercise any right hereunder shall not constitute a waiver of the right to the later exercise thereof.

         6.6. Any provision hereof which may be invalid or unenforceable under any applicable law or governmental regulation shall be omitted herefrom or be deemed modified as appropriate, but such omission shall not invalidate the remaining provisions of this Agreement.

         6.7. This Agreement may not be changed orally but only by an agreement in writing and signed by the party against whom enforcement of waiver, change, modification or discharge is sought; and

         6.8. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their heirs, personal representatives, successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this Agreement the day herein first above written.

TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
a Nevada corporation

By:      _________________________________________
         Greg Oester, Chief Executive Officer

ALANCO TECHNOLOGIES, INC.
an Arizona corporation

By:      __________________________________________
         Robert R. Kauffman, President

                                    EXHIBIT A

                                 PROMISSORY NOTE


$360,000.00                                               Scottsdale, Arizona
March 15, 2002

FOR VALUE RECEIVED, the undersigned, TECHNOLOGY SYSTEMS INTERNATIONAL, INC., a Nevada corporation (hereinafter the "Maker"), promises and agrees to pay to the order of ALANCO TECHNOLOGIES, INC., an Arizona corporation ("Holder"), at Scottsdale, Arizona, or at such other place as the Holder hereof may designate, the principal sum of Three Hundred Sixty Thousand and no/100 Dollars ($360,000.00), or so much thereof as has been advanced hereunder as reflected on a schedule of advances maintained by Holder, together with interest on the outstanding principal at the rate of eighteen (18%) percent per annum from the date advanced even if such advance predates this Note, payable in full on or before May 31, 2002. Notwithstanding the foregoing, in the event Maker receives payment from the state of Michigan with respect to its project known as Maxi I, Makers shall pay Holder the sum of $150,000 to reduce the outstanding balance hereof.

All sums payable hereunder shall be paid in lawful money of the United States of America. This Note may be prepaid, in whole or in part, at any time and from time to time, without penalty.

Notwithstanding anything herein to the contrary, the Note (including outstanding principal and accrued interest thereof) may, at Alanco's sole option, be convertible into TSI common shares by written notice to TSI upon the earlier of
(i) May 31, 2002 or, (ii) when an offer from a party other than Alanco is received to acquire all or substantially all the assets of TSI. Alanco shall have the right to convert into shares of TSI common stock at a conversion price of $0.10 per share of TSI common stock.

In the event holder hereof utilizes the services of an attorney in attempting to collect the amounts due hereunder or to enforce the terms hereof or if any holder hereof becomes party plaintiff or defendant in any legal proceeding in relation to this Note or for the recovery or protection of the indebtedness evidenced hereby, Maker agrees to pay, in addition to the principal and interest due hereunder, all costs and a reasonable amount as attorneys' fees, whether or not suit is brought, and shall further pay all costs, expenses and attorneys' fees incurred after the filing by or against the Maker of any proceeding under any Chapter of the Bankruptcy Code, or any similar federal or state statute. This Note shall be governed by, construed and interpreted in accordance with the laws of the state of Arizona.

The Maker and all endorsers hereof and all others who may become liable for all or any part of these obligations hereby severally waive demand, presentment for payment, protest and demand, notice of protest, demand and dishonor, and nonpayment of this Note and all other notice and specifically agree that the maturity of this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Maker or any endorses or guarantors.

TECHNOLOGY SYSTEMS INTERNATIONAL, INC.

By: _____________________________

Its: ____________________________

                                    EXHIBIT B

                               SECURITY AGREEMENT

THIS SECURITY AGREEMENT is entered this 15th day of March, 2002, between ALANCO TECHNOLOGIES, INC., an Arizona corporation ("Secured Party") and TECHNOLOGY SYSTEMS INTERNATIONAL, INC., a Nevada corporation ("Debtor").

RECITALS:

Secured Party and Debtor have entered into a Secured Credit Facility Agreement pursuant to which Secured party has loaned monies to Debtor to be repaid in accordance with the terms of a Promissory Note, of even date herewith in the amount of $360,000.00 (the "Note"). The Note is secured by, among other things, the security interests granted herein.

NOW, THEREFORE, in consideration of the Secured Credit Facility Agreement, the Note and the mutual covenants contained herein, the parties agree as follows:

     1. Grant of Security Interest. The Debtor hereby grants to the Secured Party a security interest in the Collateral described below to secure the payment and performance of the obligations set out in this Agreement.

     2. Collateral. The property serving as collateral and subject to the above security interest is as follows:

         All of Debtors property, whether real or personal, tangible or intangible, and wherever located, all goodwill associated therewith, and all Products and Proceeds thereof.

     3. Obligations of Debtor. The obligations of the Debtor that are subject to this Security Agreement are as follows: This Security Agreement secures repayment of the Note in the amount of $360,000.00, together with interest on the outstanding balance existing from time to time at the rate stated in the Note.

     4.  Warranties and Commitments.

         a. Title. The Debtor is the owner of the Collateral, which is free and clear of any and all liens, claims, encumbrances, and the like, and has all authority to use the same as Collateral.

         b. Liens and Encumbrances. The Debtor agrees that during the course of this Agreement, the Debtor will keep the Collateral free from any and all other liens, encumbrances, and the like.

         c. Sale of Collateral. The Debtor will not sell, offer for sale, transfer, or dispose of the Collateral or any interest in the Collateral, other than in the ordinary course of Debtor's business, without the prior written consent of the Secured Party, which shall not be unreasonably withheld.

         d. Unlawful Uses of Collateral. The Debtor will not use or permit any person to use the Collateral in a manner prohibited by law, in violation of any insurance policy, or in any manner inconsistent with the Secured Party's security interest.

         e. Care of Collateral. The Debtor agrees to maintain the Collateral in good order and repair at all times, reasonable wear and tear accepted, and will not waste or destroy the Collateral or any part of it.

         f. Location of Collateral. The Debtor agrees not to remove the Collateral from the business premises located at 15575 North 83rd Way, Suite 4, Scottsdale, AZ 85260 without the Secured Party's written permission. Secured Party's consent shall not be required for the replacement of the Collateral with reasonably equivalent Collateral of like description.

     5. Certificate of Title. The Debtor agrees that Secured Party's security interest in the Collateral shall be shown on the certificate of title for the same, if any, and that the Debtor shall take all steps necessary to reflect such lien on the title certificate.

     6. Financing Statements. The Debtor authorizes Secured Party to execute one or more financing statements in a form satisfactory to the Secured Party who is authorized to file a financing statement in any location deemed necessary or advisable to perfect the Secured Party's security interest in the Collateral or proceeds.

     7. Default. It is agreed that the following events shall constitute a default under this Agreement:

         a. Nonpayment. Any failure of the Debtor to pay when due any obligation secured by this Agreement shall constitute a default. This includes, but is not limited to, any failure to pay principal or interest when due in connection with the Note or other document evidencing obligations contained in this Agreement.

         b. Nonperformance. Any failure of the Debtor to perform or observe fully and in a satisfactory manner the material terms of this Agreement shall constitute a default.

         c. Levy and Attachments. Seizure, attachment, or levy on any property of the Debtor whether or not such property is covered by this Agreement shall operate as a default under this Agreement.

         d. Insolvency and the Like. It shall operate as a default under this Agreement if for any reason:

              (1) The Debtor becomes unable to pay its obligations as they become due;

              (2) The Debtor becomes subject to any proceeding under the bankruptcy or insolvency laws, including an assignment for the benefit of creditors; or

              (3) The Debtor has its property placed under the custody of a receiver or trustee.

         e. Unauthorized Use of Collateral or Proceeds. The sale, transfer, or use of the Collateral or its proceeds except as authorized in this Agreement shall operate as a default under this Agreement.

     8. Acceleration on Default. In the event of any default under this Agreement, the entire indebtedness secured by this Agreement shall become immediately due and payable.

     9. Secured Party's Remedies. On default or acceleration, the Secured Party shall have the following rights and remedies, which are cumulative in nature and are immediately available to the Secured Party:

         (1) All rights and remedies provided by law, including but not limited to those provided by the Uniform Commercial Code, especially those provided in
Part 5 of Article 9;

         (2)  All rights and remedies provided in this Agreement;

         (3) All rights and remedies provided in the Note or other instrument secured by this Agreement; and

         (4) All rights and remedies provided in any other applicable security agreement.

              Among those rights are specifically included:

              a. Right to Control Proceeds. The Secured Party may, at its option, take control of any and all proceeds to which it is entitled under
Section 9-306 of the Uniform Commercial Code and the Debtor agrees to cooperate fully in executing any commercially reasonable direction made in the exercise of this right.

              b. Right to Take Possession of Collateral. This shall include but is not limited to:

                  i. Right to Take Possession. The Secured Party shall have the right to take possession of the Collateral.

                  ii. Debtor's Cooperation. The Debtor will cooperate fully with the Secured Party in the exercise of the Secured Party's right to take possession of the Collateral. Failure to cooperate shall constitute a breach of this Agreement and the Debtor shall be liable for any and all expenses incident to such failure of cooperation.

              c. Right to Dispose of Collateral. This shall include but is not limited to:

                  i. Right of Disposition. The Secured Party has a right to dispose of the Collateral by public or private proceeding and by way of one or more contracts. Such sale or other disposition of the Collateral may be made as a unit or in parcels and at any time and place and on any terms provided only that the disposition effected is commercially reasonable. Any actions so taken shall be considered commercially reasonable if made in the good faith exercise of the Secured Party's best business judgment in the matter.

                  ii. Place of Disposition. The Secured Party remains free to dispose of the Collateral from any location provided such location is commercially reasonable. Any location normally employed by the Secured Party in the disposition of like goods shall be considered a commercially reasonable location.

                  iii.Notice of Disposition. The Secured Party shall give the Debtor notice of the time and place of any public sale of the Collateral or, in the case of a private sale or disposition, the time after which such private sale or disposition is intended. It shall be considered commercially reasonable if such notice is sent to the Debtor by first class mail ten (10) days prior to the public sale or the time after which the private sale or other disposition is intended.

                  iv. Proceeds of the Disposition. The proceeds of any disposition shall be applied as provided in Section 9-504 of the Uniform Commercial Code and shall include any and all expenses provided in this Agreement. They shall also include reasonable attorney's fees and legal fees to the extent such items are not prohibited by law.

                  v. Deficiency. In the event of any deficiency, the Debtor shall be liable for such deficiency with interest at the rate of interest set forth in the Note, which shall accrue ten (10) days after receipt of written demand for payment of the deficiency.

     10. Waiver of Rights.

         a. All rights and remedies of the Secured Party as provided in this Agreement, or as found in any promissory note or other instrument executed in connection with this Agreement, or arising by operation of law shall continue in full force and effect during the full course of this Agreement unless specifically waived by the Secured Party in a signed writing to that effect.

         b. Forbearance, failure, or delay on the part of the Secured Party in the exercise of any such right or remedy shall not constitute a waiver of that right or remedy. Such a waiver may be affected only by a specific written agreement to that effect that is signed by the Secured Party.

         c. The exercise or partial exercise of any right or remedy shall not preclude the further exercise of such right or remedy.

     11. Choice of Law. This Agreement shall be governed by and interpreted in accordance with the law of the state of Arizona.

     12. Severability. In the event that any provision of this Agreement shall be found to be unenforceable in any legal proceeding, the remaining provisions shall remain in force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

DEBTOR:

TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
a Nevada corporation

By: _________________________________________
Greg Oester, President

SECURED PARTY:

ALANCO TECHNOLOGIES, INC.
an Arizona corporation

By: __________________________________________
Robert R. Kauffman, President

                                   APPENDIX G

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 10-QSB


               Quarterly Report Under Section 13 or 15(d) of
                  The Securities and Exchange Act of 1934

 For the quarter ended . . . . . . . . . . . . . . . . .   December 31, 2001
Commission file number. . . . . . . . . . . . . . . . . . . . . . . . . .0-9347

                            ALANCO TECHNOLOGIES, INC.
                            ------------------------
              (Exact name of registrant as specified in its charter)
        (Formerly reporting as Alanco Environmental Resources Corporation)

                              Arizona 86-0220694
                (State or other jurisdiction (I.R.S. Employer
              of incorporation or organization) Identification No.)

        15900 North 78th Street, Suite 101, Scottsdale, Arizona 85260
        -------------------------------------------------------------
       (Address of principal executive offices)             (Zip Code)

                                 (408) 607-1010
                 (Registrant's telephone number, including area code)

Indicate by check mark whether registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities and Exchange Act of 1934 during the preceding 12 months and (2) has been subject to such filing requirements for the past 90 days.
                                     YES XX NO
                                        ----  ----

         As of February 12, 2002 there were 10,212,600 shares of common stock outstanding.

                            ALANCO TECHNOLOGIES, INC.
                                      INDEX

Page Number
PART I.  FINANCIAL INFORMATION

         Item 1.   Financial Statements

                    Consolidated Balance Sheets
                       December 31, 2001 and June 30, 2001  .............3

                     Consolidated Statements of Operations
                       For the three months ended December 31,
                           2001 and 2000.................................4

                     Consolidated Statements of Operations
                       For the six months ended December 31,
                           2001 and 2000.................................5

                     Consolidated Statements of Cash Flows
                       For the six months ended December 31,
                          2001 and 2000..................................6

                      Notes to Consolidated Financial Statements ........7
                           Note A - Basis of Presentation
                           Note B - Inventories
                           Note C - Loss per Share
                           Note D - Sale of Common Shares
                           Note E - Acquisition and Business Development

         Item 2.   Management's Discussion and Analysis of Financial
                          Condition and Results of Operations ...........8


PART II. OTHER INFORMATION

         Item 6.   Exhibits ............................................10

                   Signature ...........................................10

               ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                   AS OF DECEMBER 31 AND JUNE 30, 2001
ASSETS
                                            Dec 31, 2001         June 30, 2001
                                           --------------       --------------
                                            (Unaudited)
CURRENT ASSETS
  Cash                                      $    748,000          $    81,000
  Accounts receivable, net                     1,267,600            1,209,400
  Subscriptions receivable                        50,000              563,500
  Notes receivable, net                          783,700              677,500
  Inventories                                  1,362,500            1,218,500
  Prepaid expenses                                69,300               35,000
                                           --------------      ---------------
     Total current assets                      4,281,100            3,784,900
                                           --------------      ---------------

PROPERTY, PLANT AND EQUIPMENT, NET               371,800              496,000
                                           --------------      ---------------

OTHER ASSETS
  Intangible assets, net                       1,582,800            1,420,400
  Notes Receivable, net                          450,000              966,100
  Investment at cost                           2,475,200            2,475,200
  Net assets held for sale                       593,600              603,300
  Other assets                                    32,600               35,500
                                           --------------      ---------------
     Total other assets                        5,134,200            5,500,500
                                           --------------      ---------------
TOTAL ASSETS                                $  9,787,100         $  9,781,400
                                           ==============      ===============

CURRENT LIABILITIES
  Accounts payable & accruals               $  1,553,200         $  1,010,600
  Bank line                                    1,273,900              885,600
  Notes payable, current                           --                 248,600
  Deferred gain, pollution control products      589,700              589,700
                                           --------------      ---------------
     Total Current Liabilities                 3,416,800            2,734,500

LONG TERM LIABILITIES
  Deferred gain, pollution control products      378,000              378,000
                                           --------------      ---------------

TOTAL LIABILITIES                              3,794,800            3,112,500
                                           --------------      ---------------

SHAREHOLDERS' EQUITY
  Preferred Stock:
    Class A, cumulative convertible
    preferred stock; 5,000,000 shares
    authorized, of which none are                  --                    --
    issued and outstanding at 12/31/01.
    Class B, cumulative preferred stock:
    2,000,000 authorized and none outstanding      --                    --
  Common Stock, no par value, 100,000,000 shares
    authorized 9,691,600 and 8,720,300
    shares issued, respectively               58,122,900           57,653,000
  Treasury Stock                                   --                 (40,000)

     Accumulated deficit                     (52,130,600)         (50,944,100)
                                           --------------      ---------------
     Total shareholders' equity                5,992,300            6,668,900
                                           --------------      ---------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY    $  9,787,100         $  9,781,400
                                           ==============      ===============

               ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                 FOR THE THREE MONTHS ENDED DECEMBER 31,
                                                  2001                 2000
                                             --------------     ---------------

NET SALES                                      $ 1,475,400         $ 2,562,700

  Cost of goods sold                               938,800           1,559,500
                                             --------------     ---------------

GROSS MARGIN                                       536,600           1,003,200

  Selling, general and administrative            1,341,100           1,797,400
                                             --------------     ---------------

OPERATING LOSS                                    (804,500)           (794,200)

  Other income (expense), net                      (12,900)             23,000
                                             --------------     ---------------

LOSS - CONTINUING OPERATIONS                      (817,400)           (771,200)

  Preferred stock dividend                           --                (56,500)
                                             --------------     ---------------

LOSS - CONTINUING OPERATIONS ATTRIBUTABLE
       TO COMMON SHAREHOLDERS                     (817,400)           (827,700)
                                             --------------     ---------------

  Operating income (loss) - disc. operations        12,000             (30,500)
  Gain - sale of pollution control products          --                252,000
                                             --------------     ---------------

INCOME - DISCONTINUED OPERATIONS                    12,000             221,500
                                             --------------     ---------------


NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS   $  (805,400)        $  (606,200)
                                             ==============     ===============

EARNINGS (LOSS) PER SHARE-BASIC AND DILUTED
         - Continuing Operations               $     (0.09)        $     (0.12)
                                             ==============     ===============
         - Discontinued Operations             $      0.00         $      0.03
                                             ==============     ===============
         - Net Loss                            $     (0.09)        $     (0.09)
                                             ==============     ===============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING       8,738,733           6,777,900
                                             ==============     ===============

               ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES
            CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                 FOR THE SIX MONTHS ENDED DECEMBER 31,
                                                   2001                2000
                                             --------------      --------------

NET SALES                                      $ 3,614,000         $ 5,309,100

  Cost of goods sold                             2,186,200           3,135,300
                                             --------------      --------------

GROSS MARGIN                                     1,427,800           2,173,800

  Selling, general and administrative            2,614,700           3,264,700
                                             --------------      --------------

OPERATING LOSS                                  (1,186,900)         (1,090,900)

  Other income (expense), net                      (10,300)             15,200
                                             --------------      --------------

LOSS - CONTINUING OPERATIONS                    (1,197,200)         (1,075,700)

  Preferred stock dividend                          --                 (56,500)
                                             --------------      --------------

LOSS - CONTINUING OPERATIONS ATTRIBUTABLE
       TO COMMON SHAREHOLDERS                   (1,197,200)         (1,132,200)

  Operating income (loss)-disc. operations          10,600               6,500
  Gain - sale of pollution control products          --                252,000
                                             --------------      --------------

INCOME - DISCONTINUED OPERATIONS                    10,600             258,500
                                             --------------      --------------


NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS   $(1,186,600)         $ (873,700)
                                             ==============      ==============

EARNINGS (LOSS) PER SHARE - BASIC AND DILUTED

           - Continuing Operations             $     (0.14)       $      (0.17)
                                             ==============      ==============
           - Discontinued Operations           $      0.00        $       0.04
                                             ==============      ==============
           - Net Loss                          $     (0.14)       $      (0.13)
                                             ==============      ==============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING       8,738,733           6,772,400
                                             ==============      ==============


                   ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED DECEMBER 31,
                                                         2001         2000
                                                    ------------- -------------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss from continuing operations               $ (1,197,200) $ (1,075,700)
  Adjustments to reconcile net loss to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                       131,500       197,700
     Stock issued for services                            26,000         3,300
     Other                                                 2,900         --

  (Increase) decrease in:
     Accounts receivable                                 455,300      (966,400)
     Inventory                                           (28,800)     (208,900)
     Net assets of disposed operations                     9,700       153,900
     Prepaid expenses and other assets                   (34,300)      (37,100)
   Increase (decrease) in:
     Accounts payable and accrued expenses               542,600       213,800
                                                    ------------- -------------
       Net cash used in continuing operations            (92,300)   (1,719,400)
     Income from discontinued operations                  10,600       258,500
                                                    ------------- -------------
       Net cash used in operating activities             (81,700)   (1,460,900)
                                                    ------------- -------------
CASH FLOWS FROM INVESTING ACTIVITIES
  Collection of notes receivable                         358,900     1,587,300
  Purchase of property, plant and equipment             (122,200)      (59,300)
  Intangible Assets, related to acquisitions            (162,700)       (6,100)
  Deferred Gain                                            --          967,700
  Investments                                              --            --
  Purchase of treasury stock                             (24,000)       (7,800)
                                                    ------------- -------------
     Net cash provided by investing activities            50,000     2,481,800
                                                    ------------- -------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Advances from borrowings                             1,215,000         --
  Repayment on borrowings                             (1,075,300)   (1,028,300)
  Issuance of Stock                                      578,300         --
  Proceeds from sale of preferred stock                    --           96,500
  Nasdaq listing fee                                     (19,300)        --
  Dividends on preferred stock                             --          (56,500)
  Proceeds from exercise of options                        --           11,000
                                                    ------------- -------------
    Net cash provided by (used in) financing
        activities                                       698,700      (977,300)
                                                    ------------- -------------
NET INCREASE IN CASH                                $    667,000  $     43,600

CASH, beginning of period                           $     81,000  $    176,700
                                                    ------------- -------------

CASH, end of period                                 $    748,000  $    220,300
                                                    ============= =============

SUPPLEMENTAL SCHEDULE OF CASH FLOW INFORMATION

  Cash paid for interest                            $     42,700  $     32,100
                                                    ============= =============

  Stock issued for services                         $     26,000  $      3,300
                                                    ============= =============

  Computer equipment transferred from PP&E to
     Inventory                                      $    115,200  $      --
                                                    ============= =============

  Note receivable repaid through surrender of
     options                                        $     51,000  $      --
                                                    ============= =============


                   ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     FOR SIX MONTHS ENDED DECEMBER 31, 2001

Note A - Basis of Presentation

         The accompanying unaudited consolidated financial statements have been prepared in accordance with Generally Accepted Accounting Principles for interim financial information and in accordance with the instructions to Form 10-QSB. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with Generally Accepted Accounting Principles have been condensed or omitted. These interim consolidated financial statements should be read in conjunction with the Company's June 30, 2001, Annual Report on Form 10-KSB. In the opinion of management, the accompanying consolidated financial statements include all adjustments consisting of normal recurring accruals necessary to present fairly the financial position, results of operations and statements of cash flows as of December 31, 2001, and for all periods presented. The results of operations for the six months ending
December 31, 2001, are not necessarily indicative of the operating results to be expected for an entire year.

         All significant intercompany balances, transactions and stock holdings have been eliminated from the accompanying interim financial statements.

Note B - Inventories

         Inventories have been recorded at the lower of cost or market. The composition of inventories as of December 31, 2001, and June 30, 2001, is listed below:

                                      December 31, 2001      June 30, 2001

         Finished goods                  $  860,300            $   824,200
         Work-in-process                    114,300                109,500
             Raw material                   387,900                284,800
                                         -----------            -----------
                                         $1,362,500             $1,218,500
                                         ===========            ===========
Note C - Loss per Share

         Basic loss per share of common stock was computed by dividing net loss by the weighted average number of shares outstanding of common stock.

        Diluted earnings per share were computed based on the weighted average number of shares of common stock and dilutive securities outstanding during the period. Dilutive securities are options and warrants that are freely exercisable into common stock at less than the prevailing market price. Dilutive securities are not included in the weighted average number of shares when inclusion would increase the earnings per share or decrease the loss per share.

Note D - Sale of Common Shares

         During December 2001 and January 2002, the company raised a total of $925,000 through the sale, to accredited investors, of common stock at a price of $.625 per share. As of December 31, 2001 the Company had raised $600,000 and had incurred expenses related to the stock issuance of $21,700. The purchasers of the restricted common shares were also issued 3 year warrants to purchase shares of common stock. The Company issued, with respect to the full fund raising through January, warrants to purchase 805,000 shares of the Company's common stock at a price of $1.00 per share.

Note E - Acquisition and Business Development

         Continuing the Company's acquisition strategy, the Company announced in December 2001, an agreement to acquire Technology Systems International, Inc. ("TSI"), a Scottsdale, Arizona based developer of proprietary, wireless RF (radio frequency) identification, location and tracking technology utilized for area security management and information systems primarily focusing on the correctional market. The acquisition, which is anticipated to be effected by the Company purchasing substantially all the assets of TSI, is conditional on final structuring and shareholder approval of both companies. The basic structure of the acquisition will consist of an initial payment of Alanco common stock at the close with additional future stock payments based upon financial performance.

         Alanco believes the addition of the TSI patented technology (named the TSI PRISM (TM) System) significantly enhances the Company's proprietary intellectual property and represents a strategic expansion of the Company's information technology activities. TSI recently completed both a seven-year development program, investing over $14 million in the patented technology, and two successful pilot projects, one in Texas and one in California. Currently, TSI is completing an installation of the system at a correctional facility in Michigan.

         In November 2001, the Company's Excel/Meridian Data, Inc., Dallas, Texas based subsidiary announced the commercial availability of its new SecurNAS 7200 Network Attached Storage (NAS) filer. The SecurNAS 7200 is a fault tolerant, 4U Rack Mount filer with a powerful, low overhead, Linux-based operating system coupled with hardware RAID backplane and controller. It can be installed and configured in less than 15 minutes and offers a very affordable fault tolerant data storage solution, readily scalable from 30 GB to 1 TB with cost-effective IDE hard drives.

Item 2 - MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Except for historical information, the statements contained herein are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. These risks and uncertainties include, but are not limited to, the following factors: general economic and market conditions; reduced demand for information technology equipment; competitive pricing and difficulty managing product costs; development of new technologies which make the Company's products obsolete; rapid industry changes; failure by the Company's suppliers to meet quality or delivery requirements; the inability to attract, hire and retain key personnel; failure of an acquired business to further the Company's strategies; the difficulty of integrating an acquired business; undetected problems in the Company's products; the failure of the Company's intellectual property to be adequately protected; unforeseen litigation; the ability to maintain sufficient liquidity in order to support operations; the ability to maintain satisfactory relationships with lenders and to remain in compliance with financial loan covenants and other requirements under current banking agreements; and the ability to maintain satisfactory relationships with suppliers.

1.   Results of Operations

     In accordance with Generally Accepted Accounting Principles, the Company has limited its reported consolidated revenues to revenues from its Computer Data Storage segment, the only operation classified as a continuing operation. To maintain comparability, certain balances from the Consolidated Statement of Operations and Consolidated Statement of Cash Flows for the comparable period of the prior year may have been restated.

(A)      Three months ended 12/31/2001 versus 12/31/2000

     Consolidated revenue for the quarter ended December 31, 2001 was $1,475,400, compared to $2,562,700 for the comparable quarter of the previous year, a decrease of $1,087,300 or 42.4%. The net loss attributable to common stockholders for the quarter was $805,400, or $.09 per share, compared to a loss of $606,200, or $.09 per share, for the same quarter of the prior year. The reduction in revenues was attributed to recent unfavorable economic conditions
that have resulted in deferred and cancelled purchase orders.   Alanco's
business in recent quarters. If the economic conditions in the United States worsen, Alanco may experience a material adverse impact on its operating results and business conditions.

     The Company reported a net loss from continuing operations for the current quarter of $817,400, or $.09 per share, compared to $827,700, or $.12 per share, for the comparable quarter in the prior fiscal year. The comparable prior year quarter reflected a $56,500 charge for dividends on preferred stock that were converted to common stock during the final quarter of the fiscal year ended June 30, 2001. The net loss from continuing operations for the quarter ended December 31, 2001 was attributable primarily to reductions in revenues related to current economic conditions, offset by reduced overhead expenses and investment related to the implementation of the SanOne Storage Area Network (SAN) market development initiative.

   Operating results for the quarter reflected a gain from discontinued operations of $12,000, or nil per share, compared to income from discontinued operations of $221,500, or $.03 per share, for the comparable quarter in 2000. The results from discontinued operations for the quarter ended December 31, 2000 included a gain on sale of pollution control products of $252,000.

          Selling, general and administrative expenses for the current quarter decreased to $1,341,100, compared to $1,797,400 incurred in the comparable quarter of 2000. The decrease of $456,300, or 25.4%, was attributable primarily to reduction in sales commissions, costs associated with the SanOne Storage Area Network (SAN) market development initiative and general overhead.

(B)      Six months ended 12/31/2001 versus 12/31/2000

     Consolidated revenue for the six months ended December 31, 2001 was $3,614,000, compared to $5,309,100 for the comparable period of the previous year, a decrease of $1,695,100 or 31.9%. The net loss attributable to common stockholders for the six-month period was $1,186,600, or $.14 per share, compared to a loss of $873,700, or $.13 per share, for the same period of the prior year. The reduction in revenues and increase in losses were attributed to recent unfavorable economic conditions that have resulted in deferred and cancelled purchase orders. Recent unfavorable economic conditions and reduced capital spending have adversely affected Alanco's business in recent quarters. If the economic conditions in the United States worsen, Alanco may experience continued adverse impact on its operating results and business conditions.

     The Company reported a net loss from continuing operations for the current six months of $1,197,200, or $.13 per share, compared to $1,132,200, or $.17 per share, for the comparable period in the prior fiscal year. The comparable period for the prior fiscal year included a $56,500 charge for dividends on preferred stock. The preferred stock was converted to common stock during the final quarter of fiscal year ended June 30, 2001. The net loss from continuing operations for the six-months ended December 31, 2001 was attributable primarily to reductions in revenues related to current economic conditions, offset by reduction in expenses, including sales commissions and investment related to the implementation of the SanOne Storage Area Network (SAN) market development initiative.

   Income from discontinued operations for the six-month period reflects a gain from discontinued operations of $10,600, or nil per share, compared to income from discontinued operations of $258,500, or $.04 per share, for same period in 2000. The results from discontinued operations for the prior year period included a gain on sale of pollution control products of $252,000.

         Gross profit for the six-months ended December 31, 2001 amounted to $1,427,800, or 39.5%, compared to $2,173,800, or 40.9%, for the comparable six-month period a year earlier. The decrease in gross profit percentage resulted from a change in product mix that the Company believes is temporary. The decrease in gross profit dollars resulted from the reduction in sales related to current economic conditions.

          Selling, general and administrative expenses for the current six-month period decreased to $2,614,700, compared to $3,264,700 incurred in the comparable six-month period of 2000. The decrease of $650,000, or 19.9%, was attributable primarily to reduction in sales commissions, market development costs and general overhead costs.

         A significant element of the Company's future growth plan will continue to be strategic acquisitions. Company management believes that the present technology slowdown has resulted in a unique opportunity for potential acquisitions at attractive terms among the numerous private information technologies companies in the under $25 million sales revenue range. The Company's acquisition program focuses on two complementary objectives: (1) to consolidate acquired company product lines and/or distribution channels with current subsidiary company operations; and (2) to identify companies with proprietary intellectual property complementary to that of existing subsidiaries. The Company currently anticipates that the purchase price of any additional acquisitions will be payable primarily in the form of shares of the Company's Common Stock. While the Company has a number of acquisitions under serious consideration,completion of acquisitions and successful post-acquisition operation of the acquired business are subject to uncertainties and risks, including among others those mentioned in the "safe harbor" statement at the beginning of this Management's Discussion and Analysis.

2.   Liquidity and Capital Resources

         The Company's current assets at December 31, 2001 exceeded current liabilities by $864,300, or a current ratio of 1.25 to 1, compared to a current ratio of 1.38 to 1 at Fiscal Year End June 30, 2001. The decrease in current ratio resulted primarily from the loss for the quarter.

         The Company's cash position at December 31, 2001 had increased to $748,000, compared to the $81,000 at June 30, 2001, due to cash collected immediately prior to December 31, 2001 related to an equity offering that is discussed below. Collection of notes receivable during the period amounted to $358,900, compared to $1,587,300 for the previous year. The significant decrease was due to significant collections of notes receivable in the prior year related to the sale of pollution control assets.

         Cash used in operating activities for the six-month period ended December 31, 2001 was $81,700, a decrease of $1,379,200 when compared to cash used in operating activities of $1,460,900 for the comparable period in the prior year. The decrease in cash used in operating activities was due primarily to decreases in receivables resulting from the collection during the period of subscription receivables recorded at June 30, 2001, and increases in accounts payable and accrued expenses.

         During the six-month period the Company purchased approximately $122,200 of additional equipment and transferred excess interoperability lab equipment, with a net book value of approximately $115,000, to inventory. Repayment on borrowing during the quarter amounted to $1,075,300, while advances from borrowing amounted to $1,215,000. The Company recorded goodwill of $160,000 during the current period related to the acquisition of the assets and technology of Microtest Inc.'s FileZerver network attached storage (NAS) business.

         The Company's bank line of credit agreement expired in December of 2001 and a new $1.25 million formula-based revolving bank line of credit agreement (the "Agreement") was executed in January 2002. At December 31, 2001, the Company had an outstanding balance of $1,175,600, which had been drawn under the previous line of credit agreement and was transferred to the new line of credit. The new line of credit formula is based upon accounts receivables and inventory asset values and is used to finance acquisitions and working capital. The new line of credit arrangement carries an interest rate of prime plus 2.0%;
contains loan covenants related to net worth and debt to equity; and expires on June 30, 2002. While the Company believes that it will be able to negotiate an extension of the Agreement prior to its June 30, 2002 expiration date, there can be no assurance that an extension will be obtained on satisfactory terms, or at all. If the Company is unable to obtain an extension, the Company likely will need to raise additional funds through public or private debt or equity financing. There can be no assurance that additional financing will be available on terms acceptable to the Company, or at all. If adequate funds are not available or are not available on acceptable terms, the Company's business, operating results and financial condition could be materially adversely affected. The Company believes the new bank Agreement, projected cash flow from operations and existing cash resources will be sufficient to meet its capital needs through fiscal year 2002.

         During the period December 2001 and continuing into January 2002, the Company raised a total of $925,000 by issuing common shares to accredited investors at a price of $.625 per share. At December 31, 2001 the Company had raised $600,000 through the capital raising activity with the balance of $325,000 raised in January 2002. The purchasers of the restricted common shares were also issued stock warrants giving the holders the right to purchase 805,000 shares at a price of $1.00 per share.

PART II.  OTHER INFORMATION

Item 2.  CHANGES IN SECURITIES

           During the six-month period ended December 31, 2001, the company issued 26,000 shares of common stock for consultant services rendered and 12,000 shares for settlement of accounts payable balances. In addition, the company purchased 23,900 shares of common stock during the quarter at a price of approximately $24,000. All shares purchased, as well as treasury shares held at June 30, 2001, were cancelled prior to September 30, 2001. Also during the period the company raised $578,300 net of $21,700 of expenses, through the sale of common stock, to accredited investors, at a price of $.625 per share.

Item 6.  EXHIBITS 10.9

                      Exhibit A - Bank Loan Agreement dated January 24, 2002


SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                           ALANCO TECHNOLOGIES, INC.
                                  (Registrant)

                                               /s/ John A. Carlson
                                               --------------------
                                               John A. Carlson
                                               Chief Financial Officer

                                  APPENDIX H
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   Form 10-KSB

                Annual Report Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934
                     For the fiscal year ended June 30, 2001
                          Commission file number 0-9347

                            ALANCO TECHNOLOGIES, INC.

              (Formerly Alanco Environmental Resources Corporation
             (Exact name of registrant as specified in its charter)
                               Arizona 86-0220694
                (State or other jurisdiction of (I.R.S. Employer
               incorporation or organization) Identification No.)

            15900 North 78th Street, Suite 101, Scottsdale, AZ 85260
               (Address of principal executive offices) (Zip Code)

                  Registrant's Telephone Number: (480)607-1010
        Securities registered pursuant to Section 12(b) of the Act: None
           Securities registered pursuant to Section 12(g) of the Act

                           COMMON STOCK, NO PAR VALUE
                                (Title of Class)

         Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.

                               Yes   X     No
                                   -------    --------

         Indicate by check mark if disclosure of delinquent filers pursuant to
Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendments to this Form 10-KSB.

                               Yes    X    No
                                  --------   --------

         The Registrant's revenues for the fiscal year ended June 30, 2001 were $9,135,300.

          State the aggregate market value, based upon the closing bid price of the Common Stock as quoted on NASDAQ, of the voting stock held by non-affiliates of the registrant: $9,592,300 as of September 7, 2001.

         Indicate the number of shares outstanding of each of the registrant's classes of common stock: 8,720,300 shares as of September 7, 2001.

          Documents incorporated by reference: Part III of this Report is incorporated by reference from the Registrant's Proxy Statement to be filed on or before October 29, 2001.

Except for historical information, the statements contained herein are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. From time to time, the Company may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements are based on the expectations of management when made and are subject to, and are qualified by, risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. These risks and uncertainties include, but are not limited to, the following factors, among others, that could affect the outcome of the Company's forward-looking statements: general economic and market conditions; reduced demand for information technology equipment; competitive pricing and difficulty managing product costs; development of new technologies which make the Company's products obsolete; rapid industry changes; failure by the Company's suppliers to meet quality or delivery requirements; the inability to attract, hire and retain key personnel; failure of an acquired business to further the Company's strategies; the difficulty of integrating an acquired business; undetected problems in the Company's products; the failure of the Company's intellectual property to be adequately protected; unforeseen litigation; the ability to maintain sufficient liquidity in order to support operations; the ability to maintain satisfactory relationships with lenders and to remain in compliance with financial loan covenants and other requirements under current banking agreements; the ability to maintain satisfactory relationships with suppliers; federal and/or state regulatory and legislative actions; customer preferences and spending patterns; the ability to implement or adjust to new technologies and the ability to secure and maintain key contracts and relationships.

PART 1

ITEM 1. BUSINESS

GENERAL DEVELOPMENT OF BUSINESS

         Alanco Technologies, Inc. (formerly Alanco Environmental Resources Corporation) was incorporated in 1969 under the laws of the State of Arizona. Unless otherwise noted, the "Company" refers to Alanco Technologies, Inc. and its wholly owned subsidiaries.

         The Company continued the implementation of a new business strategy, adopted in fiscal year 2000, to reposition itself as an information technology company with specific focus on the high-growth computer data storage market. The Company's strategy has been to divest its non-data storage business assets and reinvest the proceeds into the computer data storage market. The reinvestment is in the form of strategic acquisitions and targeted expansion into high-growth data storage markets, such as Storage Area Networking (SAN) and Network Attached Storage (NAS).

         Implementation of the strategic business plan over the past two fiscal years was significant. First, the Company acquired Arraid, Inc. ("Arraid"), a Phoenix, Arizona, manufacturer of proprietary data storage subsystems. Second, the Company capitalized on Arraid's data storage experience and customer base by creating the SanOne entity and entering the Storage Area Network (SAN) market. Third, the Company acquired Excel/Meridian Data, Inc. ("Excel/Meridian"), a manufacturer and integrator of data storage networking products and services, including Network Attached Storage (NAS) solutions.

         During the first quarter of fiscal year 2000, the Company sold its principal mining property known as the "COD" mine to Gold & Minerals, Inc. ("G&M"), an Arizona based mining company, in exchange for G&M shares of Series A, 10% Cumulative, Convertible Preferred Stock. Based upon G&M projected operating results and a review of the major G&M mining operations, management believes the sale offered the best opportunity for the Company to maximize the return on its mining assets; however, there can be no assurance as to when the Company will liquidate the investment, or as to what value the company will receive upon liquidation.

         Effective June 30, 2000, the Company sold the assets of its wholly owned subsidiary, Alanco Environmental Manufacturing, Inc. ("AEMI"). AEMI, located in Falls City, Nebraska, represented a substantial portion of the assets in the Company's pollution control products segment. The sale for cash and notes, valued at approximately $3.7 million, resulted in a "gain on sale" of $815,100.

         During fiscal year ended June 30, 2001, the Company completed the sale of its subsidiary, Alanco Environmental Technologies (Beijing) Co., Ltd., and the patents related to Charged Dry Sorbent Injection (CDSI) technology to a private New Jersey corporation. The sales proceeds, valued at $1.45 million, consist of cash and notes receivable through 2004. $252,000 of the projected gain of approximately $1.2 million was recognized during fiscal year ended June 30, 2001 with the balance of the gain deferred until payment is received. The transaction completed the sale of the Company's remaining Pollution Control Products assets.

RECENT BUSINESS DEVELOPMENTS

         In July, 2001, the Company's Arraid, Inc. subsidiary announced the commercial availability of its new ESP-1 single board computer. The ESP-1 computer is the common platform for a family of proprietary data storage products targeting significant new market niches, such as data systems for military reconnaissance and surveillance, commercial flight recorder systems, telecom data storage and specialized storage applications requiring internet communications.

         The Company acquired, in August of 2001, the assets and technology of Microtest Inc.'s FileZerver network attached storage (NAS) business. The Company believes the addition of the FileZerver technology and business significantly enhances the Company's computer data storage proprietary intellectual property and represents a strategic fit for Alanco, complementing current SAN and NAS market activities, as well as Arraid's Linux-based single board computer (SBR) technology. The FileZerver product is considered a leading NAS technology and, previous to the acquisition, had been incorporated into the Company's NAS product line. In addition, a substantial portion of FileZerver's revenues had been to international customers, a new market for the Company's data storage business. The Company has created a new subsidiary called NetZerver, Inc. to assist in the sales and marketing efforts of this new product.

DESCRIPTION OF BUSINESS

COMPUTER DATA STORAGE SEGMENT

         The acquisition of two separate entities, Arraid, Inc. and Excel/Meridian Data, Inc., and the launching of an expansion into the Storage Area Network (SAN) market during fiscal year 2000 established the Computer Data Storage Segment. Phoenix, Arizona-based Arraid, manufacturer of legacy computer data storage solutions, was acquired effective October 1, 1999. Excel/Meridian, a Dallas, Texas-based provider of data storage networking products and services, was acquired effective June 1, 2000. The Company's expansion into the Storage Area Network market accelerated during fiscal year 2001 with the formation of SanOne, Inc. to focus the SAN initiative.

         Arraid designs and manufactures proprietary data storage subsystems called "emulators" that serve as translators between older "legacy" computers and state-of-the-art storage devices and provide unique, cost-effective storage system solutions. Arraid's unique products are targeted at users of special application legacy computers, such as airplane flight simulators, nuclear power control systems, missile tracking computer systems, etc. Its competitive position was recently enhanced by the development of its new ESP-1 single board computer, which will reduce product development time and costs, as well as allow Arraid to enter significant new market niches.

         Excel/Meridian is a manufacturer and integrator of data storage networking products and services and is recognized as a leading provider of optical storage devices, such as CD/DVD-ROM servers. Excel/Meridian markets a NAS product line that incorporates the FileZerver product discussed under "Recent Business Developments" above. Excel/Meridian's NAS product line is directed towards midsize and smaller company requirements.

         SanOne is a provider of leading edge SAN technologies and storage solutions. SanOne provides customized SAN solutions, for multi-platform environments for storage of mission critical data. Utilizing proven AIM (R) methodology and partnering with leading SAN vendors, SanOne is expertly positioned to deliver the advanced functionality of fibre technology, along with technical support and training services. SanOne products are marketed to enterprise level companies.

Marketing.

        Excel/Meridian markets NAS products and services primarilyin the United States, through direct national advertising, telemarketing and independent sales representatives supported by Company personnel. Arraid markets legacy storage solutions nationally and internationally through an organization of independent distributors, supported by Company personnel and Company direct sales representatives. SanOne markets SAN-related products, primarily in Southwestern United States, through Company direct sales representatives.

Raw Materials.

        Both Arraid and Excel/Meridian have numerous domestic sources for materials and parts used to manufacture its legacy and NAS products.
However, one domestic supplier represented approximately 10.6% of the Company's purchases for fiscal year 2001. The Company believes that it has an adequate supply of materials and parts and does not foresee any significant shortages or substantial price increases that cannot be passed on to the customers. SanOne's unique systems integration capabilities require strategic alliances with the leading SAN technology companies in the world. The Company believes that SanOne's significant strategic alliances with worldwide providers of SAN technology will continue to expand and that SanOne will continue to provide its industry leading independent SAN systems analysis and unique systems integration capabilities. For fiscal year 2000, there were no suppliers identified as providing more than 10% of the Company's cost of sales.

Competitive Conditions.

       There are numerous competitors in the same market as Excel/Meridian, with no company dominating the market. Arraid provides a unique solution to a limited market with minimal direct competitors. SanOne is targeting a new and very fast growing market. Although there are numerous significant competitors in the general storage product market (IBM, EMC, etc.), the identification of specific direct competitors decreases as SanOne focuses on providing customized SAN solutions for multi-platform environments for storage of mission critical data.

         The Company competes with many established companies in the general storage market and many of these companies may have substantially greater financial, marketing and technological resources, larger distribution capabilities, earlier access to customers and more opportunities to address customers' various information storage requirements than the Company. The Company also competes with many smaller, less established companies in specific storage product segments. Some of these companies may have earlier access to new technologies or products than the Company. The announcement or introduction of new products and/or implementation of effective marketing strategies by its competitors may materially adversely affect the Company's business.

Employees
          As of June 30, 2001, the Company employed in the computer data storage business fifty two individuals on a full-time basis and two employees on a part-time basis.

Seasonality of Business.

         Computer data storage products have minimal seasonality. However, many of the products in this segment are marketed to business customers, which in some cases may be affected by budget restraints and economic conditions.

Dependence Upon Key Customers.

          During fiscal years ended June 30, 2001 and 2000, no customer accounted for more than 10% of revenues.

Backlog Orders.

          The Company operates using customer purchase orders that in some cases may not be considered firm and non-cancelable. Methods of defining a firm "Backlog Order" are being evaluated, and if the Company utilizes that information in evaluating sales activity, the information will be reported.

Research &  Development.

          The Company estimates it spent approximately $250,000 and $85,000 in research and development expenditures in fiscal years 2001 and 2000, respectively.

DISCONTINUED OPERATIONS

          The Company's continuing operations are limited to the Computer Data Storage segment discussed above. Pollution Control Products, Restaurant Equipment, and Mining segments are reported as "discontinued operations" for both the current and prior fiscal years.

         At June 30, 2001 all the pollution control products and substantially all the mining assets had been sold. Assets classified at year-end on the Company's balance sheet as "net assets held for sale" consist of the remaining Restaurant Equipment segments assets, which are valued at the lower of cost or net realizable value.

ITEM 2. PROPERTIES

         The Company's corporate office is currently located in an approximate 2275 square foot leased facility in Scottsdale, Arizona. The current lease expires during fiscal year 2002.

         Arraid and SanOne are currently located in a 12,000 square foot leased office/manufacturing building located in Phoenix, Arizona. Arraid had been located in the building prior to its acquisition by Alanco and was leasing approximately 9,000 square feet. The Company has a two-year lease that expires October 31, 2001. We are currently in discussions to extend the lease.

         During the current fiscal year, Excel/Meridian Data, Inc. entered into an office/manufacturing space lease for 11,328 square feet in Carrollton, Texas. The five-year lease expires March 15, 2006.

Mining Claim Properties

         The Company's only remaining mining property consists of 15 claims that were filed on land known as the Tombstone mill site located in Cochise County, Arizona. At June 30, 2001, management believes the claims have minimal value.

         During the first quarter of fiscal year 2000, the Company sold its principal mining property, the C.O.D. mine located near Kingman, Arizona, to Gold & Minerals, Inc. (G&M) for $4.5 million of G&M Series A, 10% Cumulative, Convertible Preferred Stock, which is recorded as investments on the balance sheets. See "Management's Discussion and Analysis - Liquidity and Capital Resources".

Environmental Disclosure.

         There are numerous federal and state laws and regulations relating to environmental protection that have direct application to mining, milling and mineralized material processing operations. The more significant of these laws deals with mined land reclamation and wastewater discharge from such operations. Expenditures during fiscal year 2001 related to environmental regulations amounted to less than $20,000.

         The Tombstone Metallurgical Facility is located on federal lands that are administered by the BLM and requires limited environmental and/or surface reclamation. The mill site facility was constructed in the 1970's when no permitting was required from the BLM. The Company believes it has complied with all regulations, as they existed. There can be no assurance that environmental problems will not be discovered in the future; however, the Company is not currently aware of any environmental claim or violation. At present, the mill site is being dismantled and cleaned up in exchange for the building material and equipment salvage value.

ITEM 3. LEGAL PROCEEDINGS

         The Company is not currently a party in any litigation that is considered material.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         No matters were submitted to a vote of the Shareholders during the fourth quarter of the fiscal year ended June 30, 2001.

ITEM 5. MARKET FOR THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER
     MATTERS

         Alanco's common stock is traded on the NASDAQ Small Cap Market under the symbol "ALAN."

         The following table sets forth high and low sale prices for each fiscal quarter for the last two fiscal years. Such quotations represent inter-dealer price without retail mark-ups, mark-downs, or commissions and, accordingly, may not represent actual transactions.

                                    Fiscal 2001         Fiscal 2000
                                    ----------          ----------
        Quarter Ended               High  Low           High   Low
        -------------               ----  ----          ----  ----
        September 30               $2.63 $1.59          $1.88 $1.00
        December 31                $1.87 $0.50          $5.00 $ .88
        March 31                   $3.12 $1.00          $6.62 $1.88
        June 30                    $1.73 $1.06          $3.44 $1.28

         As of September 1, 2001, Alanco had approximately 1,800 holders of record of its Common Stock. This does not include beneficial owners holding shares in street name.

         During the fiscal year ended June 30, 2001, the Company issued 1,916,200 shares of its unregistered, restricted common stock to accredited investors. Of those shares, 1,901,400 were issued pursuant to the conversion of 100% of the Company's outstanding restricted Series B cumulative preferred stock. The balance of the shares was issued for services rendered. The shares issued for services were valued at fair market value based on an average closing price. The Company claimed exemption from registration for these securities under Section 4 (2) of the Securities Act of 1933.

         Alanco has paid no common stock cash dividends and has no current plans to do so. Under the terms of its bank line of credit agreement that expires in December 2001, the Company may not declare or pay any cash dividend or make any other distribution on any of its capital stock.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         The following management discussion and analysis of financial condition contains statements that may be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are inherently uncertain, and the actual results may differ from management's expectations.

Results of Operations

         In accordance with Generally Accepted Accounting Principles, the Company has limited its reported consolidated revenues for fiscal years ended June 30, 2001 and 2000 to revenues from its Computer Data Storage segment, the only business classified as a continuing operation.

         Revenues for fiscal year 2001 were $9,135,300, an increase of 223% when compared to $2,828,600 for fiscal year 2000. Consolidated net loss for fiscal year ended June 30, 2001 was $2,994,500, compared to a net loss of $1,353,800, for the prior year. Net loss for the fiscal year 2001 attributable to common stockholders was $3,136,600, or $.46 per share, compared to $1,353,800, or $.23 per share, for the prior year.

         Fiscal year 2001 interest income, net of interest expense, was $27,800 compared to net interest expense of $39,400 for the previous year. The decrease in net interest expense resulted primarily from an increase in interest income generated from notes receivable related to the sale of pollution control products assets.

         The loss from continuing operations for the fiscal year ended June 30, 2001 was $3,236,800, or $.48 per share, compared to a loss of $1,825,600, or $.31 per share, for fiscal year 2000. The current year's loss from continuing operations is primarily attributable to SanOne operating losses related to market development expense and fourth quarter restructuring costs of $225,000, including costs associated with personnel restructuring. In addition, the reduced demand for storage related products during the second half of the fiscal year have negatively affected the Company's revenues andearnings. The loss from continuing operations for the prior year represented primarily operating investments related to SanOne market development program.

         The Consolidated Statement of Operations for fiscal year 2001 reflects income from discontinued operations of $242,300, or $.04 per share, compared to income from discontinued operations in the prior year of $471,800, or $.08 per share. Income from discontinued operations for fiscal years 2001 and 2000 reflect gains on sale of pollution control products assets of $252,000 and $815,100, respectively. Fiscal year 2000 also includes a $400,000 non-cash asset impairment charge related to the restaurant equipment assets held for sale at year-end.

         Operating results included in discontinued operations section was a loss of $9,700 for fiscal year ended June 30, 2001 compared to income of $56,700 for the prior year. The decrease in income from discontinued operations was due to the loss of income from operations of the Pollution control segments that have been sold.

          Net cash flow from operating activities for the current fiscal year end was a negative $3,144,400, compared with a negative cash flow from operating activities for the prior fiscal year of $1,111,900. The decrease in cash flow from operations resulted primarily from the Company's increased losses from continuing operations. In addition, increases in accounts receivable and inventory for the current year resulted in decreased cash flow while a significant inventory reduction in the prior year increased cash flow. See "Liquidity and Capital Resources" below for management's discussion of major items affecting the Consolidated Statement of Cash Flow.

         Any new Statements of the Financial Accounting Standards affecting the Company are disclosed in the "Notes to Consolidated Financial Statements".

Liquidity and Capital Resources

         At June 30, 2001, the Company's current assets exceeded current liabilities by $1,050,400, a current ratio of 1.38 to 1. At June 30, 2000, the Company's current assets exceeded current liabilities by $2,961,600, reflecting a current ratio of 2.2 to 1. The reduction in current ratio, when compared to the prior year, was due primarily to operating losses incurred and the deferred gain recorded during the current fiscal year related to the sale of Pollution Control Product assets.

         The Company's cash position at June 30, 2001 was $81,000, compared to $176,700 at the end of the prior fiscal year. Collection of notes receivable during the year amounted to $2,940,000, compared to $93,900 for the previous year. The significant increase was due to payment related to the sale of Pollution Control assets, recorded effective June 30, 2000, and closed subsequent to year end. During the year, $1,118,100 of cash was used to repay borrowings and capital lease obligations, compared to $431,000 during the prior fiscal year. Advances from borrowings amounted to $885,700 during the year, compared to $1,248,500 in advances from borrowing during the prior year. In addition, proceeds from the sale of stock and exercise of stock options amounted to $154,800 compared to $1,412,500 raised during the previous year.

         Cash used to purchase property, plant and equipment during fiscal year 2001 was $146,800, compared to $681,300 in the prior year. During the prior fiscal year, the SanOne division created a SAN laboratory to test, evaluate and demonstrate leading edge Storage Area Networking technology. In addition, the prior year reflects the investment in equipment and leasehold improvements to support the expansion of the SAN market development.

        The Company has a $1.5 million formula-based revolving bank line of credit agreement with interest calculated at prime plus 1.25%. The line of credit agreement formula is based upon current asset values and is used to finance acquisitions and working capital. At June 30, 2001 the Company had drawn $885,600 under the line of credit, which expires December 28, 2001. The Company has received a formal compliance waiver as of June 30, 2001, and a modification to the Agreement covenants has been reached whereby the Company is in compliance. While the Company believes that it will be able to negotiate an extension of the line of credit prior to its expiration date, there can be no assurance that an extension can be obtained on satisfactory terms, or at all. If the Company is unable to obtain an extension, the Company likely will need to raise additional funds through public or private debt or equity financing. There can be no assurance that additional financing will be available on terms acceptable to the Company, or at all. If adequate funds are not available or are not available on acceptable terms, the Company's business, operating results and financial condition could be materially adversely affected.

        Assuming that the Company obtains an extension of its line of credit, obtains alternative financing as discussed above, or a combination thereof, the Company believes that cash flow from operations and existing cash resources will be sufficient to meet its capital needs through fiscal year 2002.

        Reflected under other assets in the Company's balance sheet is an investment of $2.475 million related to the sale of its mining property during the prior fiscal year. In fiscal year 2000, the Company sold its principal mining asset, a mine located in Cochise County, Arizona, to Gold & Minerals, Inc. in exchange for $4.5 million of G&M Series A, 10% Cumulative, Convertible Preferred Stock. The G&M Series A Preferred Stock received is valued at cost and is convertible into a variable number of shares of G&M common stock determined by dividing the $4.5 million face value of the Preferred Stock (plus accrued "paid-in-kind" dividends) by the share market price at time of conversion. Based upon G&M projected operating results and a review of the major G&M mining operations, management believes the sale offered the best opportunity for the Company to maximize the return on its mining assets; however, there can be no assurance as to when the Company will liquidate the investment, or as to what value the Company will receive upon liquidation of the G&M Preferred Stock. Furthermore, based on preliminary unaudited financial information the Company has received, G&M will require additional debt/equity financing to increase its mining production to achieve planned production levels on its existing operating mine. There is no assurance G&M will receive the required additional debt/equity financing. If G&M is unable to sufficiently develop the property or if ore reserves prove to be inadequate, the Company's preferred stock could ultimately have minimal value.

Product and Environmental Contingencies

         The Company is not aware of any material liabilities, either product or environmental related. Expenditures during the year related to environmental regulations amounted to less than $20,000. Also refer to the environmental disclosure section of the mining properties segment under Item 2.

ITEM 7. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

         See Consolidated Financial Statements.


                  INDEX TO FINANCIAL STATEMENTS
                                                                PAGE
Independent Auditors' Reports....................................11

Consolidated Balance Sheets - As of June 30, 2001 and 2000.......12

Consolidated Statements of Operations - For the Years Ended
     June 30, 2001 and 2000 .....................................14

Consolidated Statement of Changes in Shareholders' Equity - For
     the Years Ended June 30, 2001 and 2000......................17

Consolidated Statements of Cash Flows - For the Years Ended
     June 30, 2001 and 2000 .....................................18

Notes to Consolidated Financial Statements.......................19


Semple & Cooper, LLP
Certified Public Accountants and Consultants
2700 North Central Avenue, Ninth Floor
Phoenix, Arizona 85004
Telephone (602) 241-1500   Fax (602) 234-1867

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors and Shareholders
Alanco Technologies, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Alanco Technologies, Inc. and Subsidiaries as of June 30, 2001 and 2000, and the related consolidated statements of operations, changes in shareholders' equity, and cash flows for the years ended June 30, 2001 and 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Alanco Technologies, Inc. and Subsidiaries as of June 30, 2001 and 2000, and the results of its operations, changes in shareholders' equity, and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

/s/ Semple & Cooper LLP
Certified Public Accountants

Phoenix, Arizona
August 30, 2001

                 ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES


                           CONSOLIDATED BALANCE SHEET
                    AS OF JUNE 30, 2001 AND JUNE 30, 2000

                                          June 30, 2001      June 30, 2000
                                         ----------------   ----------------
     ASSETS
CURRENT ASSETS
  Cash                                   $      81,000      $      176,700
  Accounts receivable, net                   1,209,400           1,078,300
  Subscriptions receivable                     563,500               --
  Notes receivable, net                        677,500           3,019,000
  Inventories                                1,218,500           1,112,700
  Prepaid expenses                              35,000              38,300
                                         -----------------   -----------------
      Total current assets                   3,784,900           5,425,000
                                         -----------------   -----------------

PROPERTY, PLANT AND EQUIPMENT, NET             496,000             628,600
                                         -----------------   -----------------

OTHER ASSETS
  Intangible assets, net                     1,420,400           1,558,000
  Notes Receivable, net                        966,100             560,000
  Investments at cost                        2,475,200           2,465,700
  Net assets held for sale                     603,300             770,900
  Other assets                                  35,500              26,000
                                         -----------------   -----------------
      Total other assets                     5,500,500           5,380,600
                                         -----------------   -----------------
TOTAL ASSETS                             $   9,781,400       $  11,434,200
                                         =================   =================

LIABILITIES AND SHAREHOLDERS EQUITY

CURRENT LIABILITIES
  Accounts payable & accruals            $   1,010,600      $    1,096,800
  Bank line                                    885,600             498,500
  Notes payable, current                       248,600             868,100
  Deferred gain, pollution control
      products                                 589,700               --
                                         -----------------   -----------------
     Total Current Liabilities               2,734,500           2,463,400

LONG TERM LIABILITIES
    Deferred gain, pollution control
      products                                 378,000               --
                                         -----------------   -----------------

TOTAL LIABILITIES                            3,112,500           2,463,400
                                         -----------------   -----------------

                 ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES


                    CONDENSED CONSOLIDATED BALANCE SHEET
                    AS OF JUNE 30, 2001 AND JUNE 30, 2000

                                          June 30, 2001      June 30, 2000
                                         ----------------   ----------------


SHAREHOLDERS' EQUITY
  Preferred Stock:
    Class A, cumulative convertible
    preferred stock; 5,000,000 shares
    authorized, of which 500,000 have
    been classified as Series B. No
    shares issued or outstanding at
    June 30, 2001. 260,000 Series B
    shares issued and outstanding at
    June 30, 2000.                               --              1,040,000


    Class B, cumulative preferred stock:
    2,000,000 authorized and none issued
    or outstanding                               --                  --
  Common Stock, no par value,
  100,000,000 shares authorized,
  8,740,300 and 6,778,900 issued, and
  8,720,300 and 6,778,900 shares out-
  standing, respectively                     57,653,000          55,738,300
  Treasury Stock-20,000 shares, at cost         (40,000)             --

  Accumulated deficit                       (50,944,100)        (47,807,500)
                                         -----------------   -----------------
    Total shareholders' equity                6,668,900           8,970,800
                                         -----------------   -----------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY $    9,781,400      $   11,434,200
                                         =================   =================

  The accompanying notes are an integral part of these consolidated financial statements

                 ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF OPERATIONS
                         FOR THE YEARS ENDED JUNE 30,
                                                 2001                2000
                                             --------------     -------------

NET SALES                                     $  9,135,300      $  2,828,600

  Cost of goods sold                             5,426,800         1,661,400
                                             --------------     -------------

GROSS MARGIN                                     3,708,500         1,167,200

  Selling, general and administrative            6,747,300         2,951,200
  Restructuring expense                            225,000             --
                                             --------------     -------------

OPERATING LOSS                                  (3,263,800)       (1,784,000)

  Interest Income                                   86,100            22,900
  Interest Expense                                 (58,300)          (62,300)
  Other expense, net                                  (800)           (2,200)
                                             --------------     -------------

LOSS - CONTINUING OPERATIONS                    (3,236,800)       (1,825,600)
                                             --------------     -------------

INCOME FROM DISCONTINUED OPERATIONS
  Operating income (loss) - disc. operations        (9,700)           56,700
  Impairment of Restaurant Equipment held for
    Sale                                             --             (400,000)
  Gain - sale of pollution control products        252,000           815,100
                                              --------------    --------------
INCOME FROM DISCONTINUED OPERATIONS                242,300           471,800
                                              --------------    --------------

NET LOSS                                        (2,994,500)       (1,353,800)
                                              --------------    --------------

  Preferred Stock Dividends                       (142,100)             --
                                              --------------    --------------

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS  $ (3,136,600)     $ (1,353,800)
                                              ==============    ==============

EARNINGS (LOSS) PER SHARE - BASIC AND DILUTED
     - Continuing Operations                  $    (0.48)        $   (0.31)
                                              ==============     =============
     - Discontinued Operations                $     0.04         $    0.08
                                              ==============     =============
     - Net Loss Attributable to Common
         Stockholders                         $    (0.46)        $   (0.23)
                                              ==============     =============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING       6,800,619         5,906,305
                                              ==============     =============

 The accompanying notes are an integral part of these consolidated financial statements

                                            ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

                                     CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                                            FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

                                   COMMON STOCK           PREFERRED STOCK         TREASURY STOCK               ACCUMULATED
                               SHARES         AMOUNT     SHARES      AMOUNT    SHARES        AMOUNT       DEFICIT         TOTAL
                             ------------------------   ---------------------  -----------------------  ---------------------------
Balances July 1, 1999        5,120,100  $ 53,790,200             $              157,200   $ (172,300)   $(46,453,700) $ 7,164,200

Stock issued for services       88,200       125,800                                                                       125,800
Exercise of options            486,200       372,500                                                                       372,500
Retire Treasury Stock         (157,200)     (172,300)                          (157,200)     172,300                             0
Preferred stock issued                                   260,000   1,040,000                                             1,040,000
Acquisitions                 1,225,000     1,536,300                                                                     1,536,300
Services rendered & other        --           85,800                                                                        85,800
Net loss                                                                                                  (1,353,800)   (1,353,800)
                             ------------------------   ---------------------  -----------------------  ---------------------------

Balances, June 30, 2000      6,762,300    55,738,300     260,000   1,040,000          0            0     (47,807,500)    8,970,800

Stock issued for services       14,800        14,300                                                                        14,300
Exercise of options             61,800        44,500                                                                        44,500
Purchase Treasury Stock                                                          20,000      (40,000)                      (40,000)
Preferred Stock Issued                                    10,000      40,000                                                40,000
Preferred Stock Dividends                                 35,500     142,100                                               142,100
Conversion Preferred Stock   1,901,400     1,855,900    (305,500) (1,222,100)                                              633,800
Net loss                                                                                                  (3,136,600)   (3,136,600)
                             ------------------------   ---------------------  -----------------------  ---------------------------
                             8,740,300  $ 57,653,000        0    $      0       20,000    $  (40,000)   $(50,944,100)  $ 6,668,900
                             ========================   =====================  =======================  ===========================

     The accompanying notes are an integral part of these consolidated financial statements

                      ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES
                         CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                     For Years Ended June 30,
                                                        2001             2000
                                                   -------------  -------------
CASH FLOWS FROM OPERATING ACTIVITIES
- Net income (loss) from continuing operations     $ (3,236,800)  $ (1,825,600)
- Adjustments to reconcile net loss to net
    Cash provided by (used in) operating
      activities:
    Depreciation and amortization                       417,100        414,200
    Gain on sale - discontinued operations             (252,000)      (815,100)
    Impairment of Inventory                               --           400,000
    Stock issued for services                            14,300          2,200
(Increase) decrease in:
    Accounts receivable                                (131,100)      (378,000)
    Inventory                                          (105,800)     1,691,400
    Net assets of disposed operations                     --          (983,400)
    Prepaid expenses and other assets                    (6,200)       164,500

 Increase (decrease) in:
   Accounts payable and accruals                        (86,200)       (80,500)
   Billings in excess of costs & est. earnings            --          (173,400)
                                                   -------------  -------------
   Net cash provided by (used in) operations         (3,386,700)    (1,583,700)
   Income from discontinued operations                  242,300        471,800
                                                   -------------  -------------
   Net cash used in operating activities             (3,144,400)    (1,111,900)
                                                   -------------  -------------
CASH FLOWS FROM INVESTING ACTIVITIES
   Collection of notes receivable                     2,940,000         93,900
   Proceeds on sale of assets                           260,000          --
   Purchase of property, plant and equipment           (146,800)      (681,300)
   Investments                                           (9,500)      (940,800)
   Net cash forfeited from sale & acquisitions            --           (69,800)
   Proceeds on Net assets held for sale                  82,600         (5,100)
                                                   -------------  -------------
                                                      3,126,300     (1,603,100)
                                                   -------------  -------------
CASH FLOWS FROM FINANCING ACTIVITIES
   Advances from borrowings                             885,700      1,248,500
   Repayments on borrowings                          (1,118,100)       (96,000)
   Capital leases                                         --          (335,000)
   Proceeds from sale of preferred stock                 40,000      1,040,000
   Net Proceeds received by 6-30-2001 from
     conversion of preferred stock                       70,300          --
   Proceeds from exercise of options                     44,500        372,500
                                                   -------------  -------------
   Net cash provided by (used in) financing
     activities                                         (77,600)     2,230,000
                                                   -------------  -------------

   Net increase (decrease) in cash                 $    (95,700)  $   (485,000)

CASH, beginning of year                                 176,700        661,700
                                                   -------------  -------------
CASH, end of year                                  $     81,000   $    176,700
                                                   =============  =============

                      ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES
                         CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                     For Years Ended June 30,
                                                        2001             2000
                                                   -------------  -------------



SUPPLEMENTAL SCHEDULE OF CASH FLOW INFORMATION:
   Cash paid for interest                          $     58,300   $     62,300
                                                   =============  =============
   Stock issued for services                       $     14,300   $    125,800
                                                   =============  =============
   Stock issued for acquisition of subsidiaries    $      --      $  1,536,300
                                                   =============  =============
   Preferred stock dividend in kind                $    142,100   $      --
                                                   =============  =============
   Note received in sale of subsidiary             $  1,450,000   $  3,495,000
                                                   =============  =============
   Fryer units transferred - inventory to net
      assets held for sale                         $      --      $    675,000
                                                   =============  =============
  The accompanying notes are an integral part of these consolidated financial statements

1.   NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES:
     --------------------------------------------------------

        Principles of Consolidation - The consolidated financial statements include the accounts of Alanco Technologies, Inc., (formerly Alanco Environmental Resources Corporation) and its subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

        Nature of Operations - Alanco Technologies, Inc. was incorporated in Arizona in 1969.

        During fiscal year 2000, the Company implemented a strategic restructuring plan by acquiring Arraid, Inc., a computer data storage company, initiating the roll-out of a multi-year storage area network
        (SAN) expansion plan, and the acquisition of a second computer data storage company, Excel/Meridian Data, Inc., effective June 1, 2000.

        Concurrently with the implementation of the strategic restructuring, the Company established a formal plan to sell the assets of all previously reported business segments. At June 30, 2000 and 2001, the Company had either sold the mining, pollution control product and restaurant equipment assets or reclassified them as "net assets held for sale." Therefore, fiscal years 2001 and 2000 have continuing operations only in the computer data storage segment.

        Cash Equivalents - The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

        Accounts Receivable Trade - The Company provides for potentially uncollectible accounts receivable by use of the allowance method. An allowance is provided based upon a review of the individual accounts outstanding, and the Company's prior history of uncollectible accounts. As of June 30, 2001 a provision for uncollectible accounts receivable has been established in the amount of $100,000.

        Subscription Receivables - Subscription receivables represent receivables arising at the time of the conversion of the Company's preferred stock to common stock. All monies due were received prior to issuance of the financial statements.

        Inventories - Inventories consist of purchased materials and parts, work-in-process, and finished goods. Inventories are stated at the lower of cost or market. Cost is calculated using the average-cost method.

        Property, Plant and Equipment - Property, plant and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets using the straight-line method generally over a 3 to 10-year period. Leasehold improvements are amortized on the straight-line method over the lesser of the lease term or the useful life. Expenditures for ordinary maintenance and repairs are charged to expense as incurred. Betterments or renewals are capitalized as incurred. Upon retirement or disposal of assets, the cost and accumulated depreciation are eliminated from the account and any gain or loss is reflected in the statement of operations.

        Fair Value of Financial Instruments - The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The carrying amounts of accounts receivable, notes receivable, accounts payable, accrued liabilities, and notes payable approximate fair value. (See note below for fair value discussion of investments.)

        Intangible Assets - Intangibles consist of the excess of purchase price over fair value of net assets acquired (goodwill) in connection with the acquisition of its wholly owned subsidiaries.

        Investments - In fiscal year 2000, the Company sold its principal mining property known as the "COD mine" for convertible preferred stock in Gold & Minerals, Inc., an Arizona-based mining company with mining assets in the Southwest. Based on preliminary, unaudited financial information the Company has received, the entity will require additional debt or equity financing to increase its mining production to achieve planned production levels on its existing operating mine. There is no assurance the entity will receive the required additional debt or equity financing. If the entity is unable to sufficiently develop the property or if ore reserves prove to be inadequate, the Company's preferred stock could ultimately have minimal value.

        The G&M Series A Preferred Stock received is valued at cost and is convertible into a variable number of shares of G&M common stock determined by dividing the $4.5 million face value of the Preferred Stock (plus accrued "paid-in-kind" dividends) by the share market price at time of conversion.

        Based upon a review of the information available and discussion with the entity's principals, management of the Company believes that the value of the underlying convertible preferred stock at year-end equals or exceeds the carrying value of the mining property.

        Net Assets Held For Sale - During fiscal 2000, the Company implemented a plan to divest all non-data storage assets and reinvest the proceeds into the computer data storage market. At June 30, 2000, the "net assets held for sale" consisted of restaurant equipment and pollution control products assets. The remaining assets of the Restaurant Equipment segment, as of June 30, 2001, constituted the "net assets held for sale" and are valued at the lower of cost or market.

        Discontinued Operations - Discontinued operations for fiscal years 2001 and 2000 consisted of the remaining mining, restaurant equipment and pollution control operations. Based upon a formal plan of disposal adopted by management in fiscal year 2000, management concluded that income or loss from operations and any gain from the disposal of the segment assets should be reported separately from the Company's results of continuing operations. Therefore, the results of operations for the segments identified above, as well as the gain on the sale of a substantial portion of the pollution control product assets, are presented as "Discontinued Operations" for the years ended June 30, 2001 and 2000, respectively.

        Income Taxes - The Company accounts for income taxes under the asset and liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statements and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

        Use of Estimates - The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

        The Company makes significant assumptions concerning the realizability of its intangible assets, deferred tax, investments and assets held for sale. Due to the uncertainties inherent in the estimation process and the significance of these items, it is at least reasonably possible that its estimates in connection with these items could be further materially revised within the next year.

        Impairment of Intangible and Other Long-Lived Assets - The Company performs an assessment for impairment whenever events or changes in circumstances indicate that the carrying amount of a long-lived asset may not be recoverable. If the net carrying value exceeds estimated discounted future net cash flows, then impairment is recognized to reduce the carrying value to the estimated fair value. During fiscal 2000, a $400,000 asset impairment charge related to the fryer equipment units was recorded.

        Revenue Recognition - The Company recognizes revenue from computer storage area network equipment sales, net of anticipated returns, at the time products are shipped to customers, or at the time service is provided. Revenues from material long-term contracts are recognized on the percentage-of-completion method for individual contracts, commencing when progress reaches a point where experience is sufficient to estimate final results with reasonable accuracy. Revenues are recognized in the ratio that costs incurred bear to total estimated costs. Changes in job performance, estimated profitability and final contract settlements would result in revisions to costs and income, and are recognized in the period in which the revisions were determined.

        Contract costs include all direct materials, subcontracts, labor costs and those indirect costs related to contract performance. General and administrative costs are charged to expense as incurred.

        At the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss on both short and long-term contracts is accrued.

        Foreign Currency Translation - The Company sold its only foreign entity, which had been classified as "net assets held for sale" at June 30, 2000, during the current fiscal year. The entity's functional currency was the U.S. dollar and translates monetary assets and liabilities at year-end exchange rates. Non-monetary items were translated at historical rates. Income and expense amounts were translated at the average rates in effect during the year, except for depreciation, which is translated at historical rates. Gains or losses from changes in exchange rates were recognized in consolidated income in the year of occurrence. Foreign currency gains (losses) for the years ended June 30, 2001 and 2000 were immaterial.

        Income (Loss) Per Share - The income (loss) per share is presented in accordance with the provisions of Statement of Financial Accounting Standards (SFAS) No. 128, Earnings Per Share. Basic EPS is calculated by dividing the income or loss available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. Basic and diluted EPS were the same for fiscal 2001 and 2000 as the Company had losses from operations and therefore, the effect of all potential common stock equivalents was antidilutive. Stock options representing 3,359,200 shares were outstanding at year-end with exercise prices ranging between $13.23 and $0.43. The weighted average exercise price for all outstanding options was $1.19.

        Stock-Based Compensation - As permitted under the Statement of Financial Accounting Standards No. 123 (SFAS No. 123), Accounting for Stock-Based Compensation, the Company accounts for its stock-based compensation to employees in accordance with the provisions of Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees. As such, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price. Certain pro forma net income and EPS disclosures for employee stock option grants are also included in the notes to the financial statements as if the fair value method as defined in SFAS No. 123 had been applied. Transactions in equity instruments with non-employees for goods or services are accounted for by the fair value method.

        Concentrations of Credit Risks and Significant Customers - The Company sells products and extends credit based on an evaluation of the customer's financial condition, generally without requiring collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses.

        During the current fiscal year, no customer accounted for more than 10% of Company revenues. The two largest customers represent 8% and 7% of revenues, respectively. The largest accounts receivable balance at June 30, 2001 represented 5.7% of consolidated accounts receivables.

        Segment Information - In 1999, the Company adopted SFAS No. 131, Disclosure About Segments of an Enterprise and Related Information. SFAS No. 131 establishes standards on the way that public companies report financial information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements issued to the public. It also establishes standards for disclosures regarding products and services, geographic areas, and major customers. SFAS No. 131 defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has identified the data storage segment as the only continuing operation unit of the Company. All assets related to previously disclosed segments have either been sold during the year or have been classified as "net assets of discontinued operations held for sale" at June 30, 2001.

        Pending Accounting Pronouncements - In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"), as amended by FAS No. 137 and FAS No. 138. FAS 133 requires the Company to record all derivatives on the balance sheet at fair value commencing with the first quarter of 2001. Changes in derivative fair values will either be recognized in earnings as offsets to the changes in fair value of related hedged assets, liabilities and firm commitments or, for forecasted transactions, deferred and recorded as a component of stockholders' equity until the hedged transactions occur and are recognized in earnings. The ineffective portion of a hedging derivative change in fair value will be immediately recognized in earnings. Based on our current analysis, FAS 133 will not have a material impact on the financial statements of the Company.

        In June 2001, the Financial Accounting Standards Board adopted Opinion No. 141, Business Combinations, and Opinion No. 142, Goodwill and Other Intangibles. The pronouncements provide for the cessation of the pooling method of accounting for business combinations as well as providing that goodwill and other intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. The Company has yet to determine what effect, if any, the adoption of these financial standards will have on the financial statements. The effective dates for Financial Accounting Standards Nos. 141 and 142 are July 1, 2001 and for fiscal years beginning after December 15, 2001, respectively.

        Reclassification - Certain reclassifications have been made to conform fiscal 2000 financials to the presentation in fiscal 2001. The reclassifications had no effect on net income.

2.      LIQUIDITY:
        ---------

        During fiscal 2001, the Company incurred significant losses and has experienced significant losses in prior years. Although management cannot assure that future operations will be profitable or that additional debt and/or equity capital will be raised, it believes that its capital resources will be adequate to maintain and realize its business strategy. Should, however, the Company incur future losses or if additional working capital is not obtained through either long-term debt or equity capital, it could adversely affect future operations.

        The company sold its principal mining asset during the first quarter of fiscal year 2000 to Gold & Minerals, Inc. in exchange for $4.5 million of G&M Series A, 10% Cumulative, Convertible Preferred Stock. Based upon G&M projected operating results and a review of the major G&M mining operation, management believes the sale offered the best opportunity for the Company to maximize the return on its mining assets; however, there can be no assurance as to when the Company will liquidate the investment, or as to what value the Company will receive upon liquidation of the G&M Preferred Stock. Furthermore, based on preliminary unaudited financial information the Company has received, G&M will require additional debt/equity financing to increase its mining production to achieve planned production levels on its existing operating mine. There is no assurance G&M will receive the required additional debt/equity financing. If G&M is unable to sufficiently develop the property or if ore reserves prove to be inadequate, the Company's preferred stock could ultimately have minimal value.

3.      NET ASSETS HELD FOR SALE:
        ------------------------

        During fiscal 2000, management of the Company formally adopted a plan to actively pursue the sale of all business segment assets not related to the computer data storage segment. The assets to be sold included the pollution control product assets and restaurant equipment assets. The mining assets had been classified as "net assets held for sale" as of June 30, 1999. During fiscal year 2000, the mining assets, a portion of the restaurant equipment assets and a significant portion of the Pollution Control Products assets were sold. During the current fiscal year, the remaining Pollution Control Products assets and additional restaurant equipment assets were sold. At June 30, 2001, "net assets held for sale" consisted of the remaining restaurant equipment assets.

        Based upon management's decision to pursue the sale of all assets not related to the computer data storage, only revenues for the computer data storage segment were considered as continuing operations. For the year ended June 30, 2001 and 2000, the segment operating results of Pollution Control Products, Restaurant Equipment Distribution, and Mining were considered as discontinued operations.



  4.    NOTES RECEIVABLE
        ----------------

        Notes receivable at June 30, 2001 and 2000 consisted of the following:

                                                    2001            2000
                                              --------------  --------------
        Notes receivable - sale of assets     $   1,698,900   $   3,495,000
        Notes receivable - other                     69,700          84,000
                                              --------------  --------------
                                                  1,768,600       3,579,000
        Less - allowance for uncollectible         (125,000)           --
                                              --------------  --------------
            Net notes receivable                  1,643,600       3,579,000
        Less - current portion                     (677,500)     (3,019,000)
                                              --------------  --------------
        Notes receivable - long-term          $     966,100   $     560,000
                                              ==============  ==============

        At June 30, 2001, Notes receivable - sale of assets consisted of notes receivable in the amount of $1.15 million related to the fiscal year 2001 sale of the remaining assets in the Pollution Control Products segment and approximately $549,000 remaining balance associated with the sale of the Company's Pollution Control segment assets in the prior year. The $1.15 million notes bear interest from 5% to 7% and are payable through 2004. The $549,000 remaining balance bears interest at prime plus 4%.

        Notes receivable balances at June 30, 2000 consist primarily of notes related to the sale of assets. The Company closed on the sale of its principal asset in the Pollution Control Products segment subsequent to June 30, 2000. The transaction had an effective date of June 30, 2000. To properly record the sale in fiscal year 2000, two notes receivable were recorded. First, a note, without interest, was recorded to represent the cash amount that was received at closing, subsequent to year-end, of $2,895,000. A second, seven-year, $600,000 note receivable was recorded to represent the balance of the purchase price due to the Company. The note has a variable interest rate from prime plus 1% to prime plus 4% (prime plus 4% at June 30, 2001) and is being amortized over a 10-year period with a balloon payment due on or before July 5, 2007.

5.     INVENTORIES
       -----------
       Inventories consisted of the following at June 30:

                                                    2001              2000
                                               -------------    ---------------
       Raw materials and purchased parts       $    284,800     $    1,008,100
       Work-in-process                              109,500             87,100
       Finished goods                               824,200             17,500
       Fryer equipment                                --               675,000
                                               -------------    ---------------
       Total                                      1,218,500          1,787,700
       Less transfer of fryer equipment to
         net assets held for sale                     --              (675,000)
                                               -------------    ---------------
                                               $  1,218,500     $    1,112,700
                                               =============    ===============

        During the fourth quarter of fiscal year ended June 30, 2000, the Company reclassified the remaining fryer units from inventory to "assets held for sale" and recorded a charge for asset impairment of $400,000. The amount of fryer units held at June 30, 2001 net of the $400,000 impairment charge, totaled $603,300.

6.      PROPERTY AND EQUIPMENT:
        ----------------------

        At June 30, Property, Plant and Equipment consists of the following:

                                                 2001                 2000
                                           -------------        ------------
        Machinery and Equipment            $    338,900         $    344,800
-       Furniture and office equipment          481,100              459,300
        Leasehold improvements                   90,900               89,300
                                           -------------        -------------
                                                910,900              893,400
        Less accumulated depreciation          (414,900)            (264,800)
                                           -------------        -------------
             Net Book Value                 $   496,000         $    628,600
                                           =============        =============

        Related depreciation expense for the years ended June 30, 2001 and 2000, was $273,300 and $414,200, respectively.

7.      NOTES PAYABLE AND BANK LINE OF CREDIT:
        ---------------------------------------

        At June 30, 2001 and 2000, the Company had a note payable to a bank of $248,600 and $110,100, respectively, with interest calculated at prime plus 2% per annum. The repayment terms have been renegotiated with monthly principal payments, commencing in August 2001, of $25,000 plus interest. In addition, at June 30, 2000, the Company had a $750,000 note, 10% per annum, relative to the June 2000 acquisition of Excel/Meridian Data, Inc. The note maturity was tied to the sale of the Company's pollution control products asset and was paid in full during the quarter ended September 30, 2000.

        The Bank Line of Credit balance at June 30, 2001 and 2000 was $885,600 and $498,500, respectively. These balances represent borrowing under a one year (currently $1.5 million) Bank Line of Credit Agreement ("Agreement") initially entered into in September 1999 and renewed in December 2000. The formula-based line of credit is based upon accounts receivables and inventory values and has an interest rate of prime plus 1.25%. The Agreement expires in December 2001.

        During fiscal year 2001, the Company was in violation of certain financial covenants under the Agreement. At June 30, 2001 the bank had formally waived those covenants and a modification to the Agreement has been reached. The Company is currently in compliance with all Agreement covenants.

8.      COMMITMENTS AND CONTINGENCIES:
        -----------------------------

        The Company leases certain facilities and equipment under non-cancelable operating lease agreements that expire through fiscal year 2006. The Company also leases certain equipment under non-cancelable capital lease arrangements. Future minimum payments under non-cancelable operating leases are $182,200 for fiscal year 2002, $116,000 for fiscal years 2003 through 2005 and $87,000 for fiscal year 2006. Total minimum payments under non-cancelable operating leases through March 2006 amount to $617,000.

9.      ACQUISITIONS:
        -------------

        The Company acquired two companies in the computer data storage industry, Arraid, Inc., effective October 1, 1999, and Excel/Meridian Data, Inc., effective June 1, 2000, for a combined purchase price, consisting of cash and stock, valued at approximately $2.73 million. Both acquisitions were recorded using the purchase method of accounting and resulted in goodwill, representing the value of the purchase price in excess of net assets acquired. The net value of goodwill as of June 30, 2001 and 2000 was $1,420,400 and $1,558,000, respectively, net of accumulated amortization of $191,600 and $48,000.

10.     PREFERRED STOCK:
        ---------------

        The Company is authorized to issue a total of 5,000,000 shares of Class A cumulative convertible preferred stock and 2,000,000 shares of Class B cumulative preferred stock. These shares may be issued in such series and preferences as determined by the Board of Directors.

11.     SHAREHOLDERS' EQUITY:
        --------------------

       Preferred Shares - During fiscal years 2001 and 2000, the Company issued 270,000 shares of series B cumulative preferred stock ("Series B") to accredited investors at $4.00 per share for a value received of $1,080,000. The shares are characterized as "restricted securities" under federal securities laws as they were acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Securities Act of 1933, as amended, only in certain limited circumstances.

       Holders of shares of Series B shall be entitled to receive, when declared by the Board of Directors, out of funds and assets of the Company legally available therefore, an annual dividend of 15% per annum based upon a per share value of $5 for purposes of such dividend payment. Dividends shall accrue, be cumulative from the date of issue and may be paid "in kind." Dividends on Preferred Shares paid "in-kind" during the current fiscal year amounted to 35,500 preferred shares with a value of $142,100.

       During the fourth quarter of fiscal 2001, the holders of shares of the Company's Series B Preferred Stock accepted an offer to convert their preferred shares and $633,800 into 1,901,400 shares of the Company's common stock. The conversion into Common shares is recorded effective at year-end. Subscription receivables at June 30, 2001, related to the conversion, were $563,500. All subscription receivables were paid during July 2001.

       Common Shares - In November 2000, the Company's shareholders authorized the Company's Board of Directors to effect, if the Board believes necessary, up to a 1 for 3 reverse stock split at a future date through October 2002. As of June 30, 2001 no split was effected.

       Warrants - During fiscal 1998, the Company issued 60,715 warrants to a director for consideration of a $300,000 line-of-credit. These warrants expire in five years and are exercisable at $2.80 per share. During fiscal 2000, the Company issued a total of 50,000 warrants to two consultants for services rendered. 25,000 of the warrants are exercisable at $3.00 per share and expire in February 2003. The remaining 25,000 warrants are exercisable at $1.75 and expire in October 2004.

       Stock Options - In 1995, the Company adopted an Incentive Stock Option Plan that authorizes the issuance of up to 142,858 shares of common stock. Pursuant to the plan, the Company may only grant "incentive stock options" (intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended). Incentive and non-qualified stock options may not be granted at an exercise price of less than the fair market value of the common stock on the date of grant. Each option must be granted within five years from the effective date of the Plan. The term of the options may not exceed five years. As of June 30, 2001, the Company has granted 121,788 options under the plan, of which all have vested and 112,500 have been exercised. Options outstanding for this plan at June 30, 2001 all had an exercise price of $13.23.

       In 1996, the Company adopted a Directors and Officers Stock Option Plan (1996 D&O Plan). Only executive officers and directors of the Company shall be eligible to be granted options under this plan. An aggregate of 107,143 shares of common stock are reserved for issuance under this Plan. The exercise price of the options will be 60% of the NASDAQ closing bid price per share on the date of grant or such other price the Board of Directors may determine. Each option must be granted within five years from the effective date of the plan and the term may not exceed five years. No one officer or director shall have more than 21,429 options granted under this plan. As of June 30, 2001, the Company had granted options under the 1996 D&O Plan to purchase 106,074 shares of which all options are vested. Exercise prices for the directors and officers options outstanding at June 30, 2001 range from $1.00 to $6.30.

       In 1998, the Company adopted another Directors and Officers Stock Option Plan (1998 D&O Plan) that authorizes the issuance of up to 750,000 shares of common stock. Only executive officers and directors of the Company shall be eligible to be granted options under the Plan. Each option must be granted at or above fair market value within 10 years from the effective date of the Plan, with the term of the option not exceeding 10 years. As of June 30, 2001, the Company has granted options under the Plan to purchase 750,000 shares, of which all have vested and 370,000 have been exercised. Options outstanding for this Plan at June 30, 2001 have exercise prices that range from $.50 to $1.75.
       In 1998, the Company also adopted another Incentive Stock Option Plan (1998 Stock Option Plan) that authorizes the issuance of up to 750,000 shares of common stock. Pursuant to the Plan, incentive and non-qualified stock options may be granted, with the incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended. The Plan provides for a vesting schedule for incentive stock options of 25% after six months from the date of grant, 25% after one year, and 50% after two years. No one person shall be granted incentive stock options with a fair market value of more than $100,000 during any single calendar year and the maximum number of shares granted to any one employee shall be 100,000. The Board of Directors shall determine the exercise price, which may not be less than the fair market value of the common stock at the date of grant. Each option must be granted within 10 years from the effective date of the

       Plan, with the term of the options not exceeding 10 years. As of June 30, 2001, the Company has granted options under the Plan to purchase 954,500 shares, of which 279,250 have been canceled, 47,500 have been exercised, and 480,000 have been vested. Options outstanding for this Plan at June 30, 2001 have exercise prices that range from $.50 to $3.36.

       During fiscal 2000, the Company adopted another Directors and Officers Stock Option Plan (1999 D&O Plan) that authorizes the issuance of up to 500,000 shares of common stock. Only executive officers and directors of the Company shall be eligible to be granted options under the Plan. Each option must be granted at or above fair market value within 10 years from the effective date of the Plan, with the term of the option not exceeding 10 years. As of June 30, 2001, the Company has granted options under the Plan to purchase 400,000 shares, of which all have vested, and none have been exercised. Options outstanding for this Plan at June 30, 2001 have exercise prices that range from $1.50 to $2.00.

       In fiscal 2000, the Company also adopted another Incentive Stock Option Plan (1999 Stock Option Plan) that authorizes the issuance of up to 1,500,000 shares of common stock. Pursuant to the Plan, incentive and non-qualified stock options may be granted, with the incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended. The Plan provides for a vesting schedule for incentive stock options of 25% after six months from the date of grant, 25% after one year, and 50% after two years. No one person shall be granted incentive stock options with a fair market value of more than $100,000 during any single calendar year and the maximum number of shares granted to any one employee shall be 100,000. The Board of Directors shall determine the exercise price, which may not be less than the fair market value of the common stock at the date of grant. Each option must be granted within 10 years from the effective date of the Plan, with the term of the options not exceeding 10 years. As of June 30, 2001, the Company has granted options under the plan to purchase 785,250 shares, of which 411,000 have been canceled, none have been exercised, and 282,250 are vested. Options outstanding for this Plan at June 30, 2001 have exercise prices that range from $1.15 to $3.36.

       During fiscal 2001, the Company adopted another Directors and Officers Stock Option Plan (2000 D&O Plan) that authorizes the issuance of up to 500,000 shares of common stock. Only executive officers and directors of the Company shall be eligible to be granted options under the Plan. Each option must be granted at or above fair market value within 10 years from the effective date of the Plan, with the term of the option not exceeding 10 years. As of June 30, 2001, the Company has not granted any options under the Plan.

       In fiscal 2001, the Company also adopted another Incentive Stock Option Plan (2000 Stock Option Plan) that authorizes the issuance of up to 1,000,000 shares of common stock. Pursuant to the Plan, incentive and non-qualified stock options may be granted, with the incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended. The Plan provides for a vesting schedule for incentive stock options of 25% after six months from the date of grant, 25% after one year, and 50% after two years. No one person shall be granted incentive stock options with a fair market value of more than $100,000 during any single calendar year and the maximum number of shares granted to any one employee shall be 100,000. The Board of Directors shall determine the exercise price, which may not be less than the fair market value of the common stock at the date of grant. Each option must be granted within 10 years from the effective date of the Plan, with the term of the options not exceeding 10 years. As of June 30, 2001, the Company has granted options under the plan to purchase 320,000 shares, of which 99,500 have been canceled, 500 have been exercised, and 100,000 are vested. Options outstanding for this Plan at June 30, 2001 have exercise prices that range from $1.25 to $1.60.

       The Company also has granted options to officers and other employees outside of any plan as an inducement at the time of their employment. As of June 30, 2001, the Company has granted options under the plan to purchase 1,295,000 shares, all of which have vested, none have been exercised, and none have expired. Exercise prices for these options outstanding at June 30, 2001 range from $.43 to $4.69. All of these options, except for 185,000 shares, have been registered on form S-8 filings.

        The following is a table of activity of all options:

                                                                    Weighted
                                               Number of             Average
                                                Shares           Exercise Price
                                            -------------         -------------
       OPTIONS OUTSTANDING, June 30, 1999      2,023,575           $      0.73

         Granted                               1,261,500                  1.79
         Exercised                              (484,250)                 0.77
         Canceled                                (79,071)                 2.23
                                            -------------         -------------

       OPTIONS OUTSTANDING, June 30, 2000      2,721,754                  1.15

         Granted                               1,343,250                  1.68
         Exercised                               (63,750)                 0.71
         Canceled                               (642,108)                 2.13
                                            -------------         -------------
                                               3,359,146          $       1.19
      OPTIONS OUTSTANDING, June 30, 2001    ==============        =============

       For all options granted during fiscal years 2001 and 2000, the option price equaled the market price, as defined in the stock option plan, of the Company's common stock on the grant date. At June 30, 2001, options for 2,964,459 shares were exercisable and options for the remaining shares become exercisable within the next two years. If not previously exercised, options outstanding at June 30, 2001 will expire as follows:

                                                      Weighted
                              Number of               Average
       Year of Expiration      Shares              Exercise Price
       ------------------  ---------------         ---------------

            2002                  17,858           $      7.69
            2003                  34,288                  5.18
            2004                  20,000                  1.00
            2005                 385,000                  1.43
            2006                 100,000                  1.25
            2009               1,415,000                  0.51
            2010                 726,000                  1.50
            2011                 661,000                  1.77
                         ----------------           ---------------

                               3,359,146           $      1.19
                         ================           ===============

     Additional information about outstanding options to purchase the Company's common stock as of June 30, 2001 is as follows:

                        Options Outstanding               Options Exercisable
                ------------------------------------- -------------------------
                            Weighted Avg.   Weighted                 Weighted
                              Remaining     Average      Number      Average
    Exercise    Number of    Contractual    Exercise      of         Exercise
     Price        Shares   Life (in years)   Price      Shares        Price
-------------- ---------- ----------------- --------- ------------ ------------
    $0.43-$.75  1,325,000      7.25         $ 0.47     1,325,000    $  0.47
   $1.00-$1.95  1,486,300      6.94         $ 1.31       119,100    $  1.27
   $2.00-$2.75    453,200      9.16         $ 2.10       367,000    $  2.05
  $3.36-$13.23     94,600      4.41         $ 4.84        73,400    $  5.26

        Company stock options are issued to employees at an exercise price not less than the fair market value, as determined under the option plan,on the date of grant. In accordance with accounting for such options utilizing the intrinsic value method, there is no related compensation expense recorded in the Company's financial statements for the current fiscal year.

        Pro Forma Stock-Based Compensation Disclosures - The Company applies
        APB Opinion 25 and related interpretations in accounting for its stock options and warrants which are granted to employees. Accordingly, no compensation cost has been recognized for grants of options and warrants to employees since the exercise prices were not less than the fair value of the Company's common stock on the grant dates. Had compensation cost been determined based on the fair value at the grant dates for awards under those plans consistent with the method of SFAS No. 123, the Company's net loss and loss per share would have been reduced to the pro forma amounts indicated below.


                                                       Year Ended June 30
                                                    2001               2000
                                              ---------------   ---------------
Net income (loss) applicable to common
    shareholders:
       As reported                            $  (3,136,600)     $  (1,358,800)
       Pro forma                              $  (4,244,425)     $  (2,350,400)
Net income (loss) per common share - basic
       As reported                            $       (0.46)     $       (0.23)
       Pro forma                              $       (0.62)     $       (0.40)
Net income (loss) per common share - diluted
       As reported                                      N/A                N/A
       Pro forma                                        N/A                N/A

       The fair value of each employee option granted in 2001 and 2000 was estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

                                                       Year Ended June 30,
                                                   2001               2000
                                             ---------------    ---------------

       Expected volatility                         78.93%             81.25%
       Risk-free interest rate                      5.67%              6.00%
       Expected dividends                             -                  -
       Expected terms (in years)                      3                  3


13.     INCOME TAXES:
        ------------

        The Company's actual effective tax rate differs from U.S. Federal corporate income tax rate of 34% as follows for the year ended June 30:

                                                        2001           2000
                                                     ----------     ---------
        Statutory rate                                 34.0%          34.0%
        State income taxes, net of Federal income       3.3%           3.3%
            tax benefit
        Increase (reduction) in valuation
            allowance related to net operating
            loss carry-forwards and change in
            temporary differences                      (37.3%)        (37.3%)
                                                     -----------    ----------

                                                           0%             0%
                                                     -----------    ----------

       The components of the net deferred tax asset recognized as of June 30 are as follows:

                                                       2001            2000
                                                   -------------  -------------
       Long-term deferred tax assets (liabilities):
$        Net operating loss carryforwards           $ 8,516,000   $  8,324,000
         Goodwill                                     1,364,000      1,364,000
         Mining properties                            1,702,000      1,702,000
         Equipment and other                            (40,000)       (36,000)
         Other                                              --          10,000
         Less: Valuation allowance                  (11,542,000)   (11,364,000)
                                                  --------------  ------------

Net long-term deferred tax                        $       --       $      --
                                                  =============== =============

        The valuation allowance was increased by $178,000 for the year ended June 30, 2001. At June 30, 2001, the Company had net operating loss carryforwards for Federal tax purposes of approximately $22,770,000. The loss carryforwards, unless utilized, will expire from 2000 through 2020.

14.     SUBSEQUENT EVENTS:
        ------------------

         FileZerver NAS. The Company acquired, in August of 2001, the assets and technology of a Phoenix-based company's FileZerver network attached storage (NAS) business. The Company believes the addition of the FileZerver technology and business significantly enhances the Company's computer data storage proprietary intellectual property and represents a perfect strategic fit for Alanco, complementing current SAN and NAS market activities, as well as Arraid's Linux-based single board computer (SBR) technology.

ITEM  8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND
     FINANCIAL DISCLOSURE                                               NONE

PART III

ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

         The information required by this Item is incorporated by reference from the Registrant's Proxy Statement to be filed on or before October 29, 2001.

ITEM 10. EXECUTIVE COMPENSATION

         The information required by this Item is incorporated by reference from the Registrant's Proxy Statement to be filed on or before October 29, 2001.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The information required by this Item is incorporated by reference from the Registrant's Proxy Statement to be filed on or before October 29, 2001.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The information required by this Item is incorporated by reference from the Registrant's Proxy Statement to be filed on or before October 29, 2001.

PART IV

ITEM 13. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K

A. Exhibits

   3.1 Restated and Amended Articles of Incorporation (1)
   3.2 By-Laws of Corporation (2)
  10.1 Form of "Convertible Preferred stock Subscription and Purchase Agreement (3)
  10.2 Contract for Sale of Principal mining property to Gold & Minerals,
       Inc. (4)
  10.3 Asset Purchase Agreement related to sale of assets of Alanco Environmental Resources, Inc. (5)
  10.4 Agreement and Plan of Reorganization, dated as of June 21, 2000, by and among the Company, Excel Computer Corporation, and the holders of the capital stock of Excel. (6)
  10.5 1996 Directors and Officers Stock Option Plan and & Kauffman and Carlson Stock Option Agreements. (7)
  10.6 1998 Incentive Stock Option Plan and Directors and Officers Stock Option Plan (8)
  10.7 1999 Incentive Stock Option Plan and Directors and Officers Stock Option Plan (9)
  10.8 2000 Incentive Stock Option Plan and Directors and Officers Stock Option Plan (10)
    21 Subsidiaries of the Registrant

       Name                                       State of Incorporation
       Arraid, Inc.                                         Arizona
       Excel/Meridian Data, Inc.                            Arizona
       Fry Guy Inc.                                         Nevada
       SanOne, Inc.                                         Arizona
       NetZerver, Inc.                                      Arizona
       Alanco Environmental Manufacturing, Inc.             Nebraska

       Footnotes:
       (1) Incorporated by reference to Annual Report on Form 10-KSB for the Fiscal Year Ended June 30, 1998
       (2) Incorporated by reference to Annual Report on Form 10-KSB for the Fiscal Year Ended June 30, 1998
       (3) Incorporated by reference to Annual Report on Form 10-KSB for the Fiscal Year Ended June 30, 2000
       (4) Incorporated by reference to Annual Report on Form 10-KSB for the Fiscal Year Ended June 30, 1999
       (5) Incorporated by reference to Form 8-KSB filed August 15, 2000
       (6) Incorporated by reference to Form 8-KSB filed August 15, 2000
       (7) Incorporated by reference to Form S-8 filed October 22,1998
       (8) Incorporated by reference to Form S-8 filed November 30,1998
       (9) Incorporated by reference to Form S-8 filed November 29, 1999
      (10) Incorporated by reference to Form S-8 filed December 14, 2000

B.   Schedules                              NONE

C.   Reports on Form 8-K            NONE

Exhibits or schedules other than those mentioned above are omitted because the conditions requiring their filing do not exist or because the required information is given in the financial statements, including the notes thereto.

SIGNATURES


                            Alanco Technologies, Inc.

 DATE: September 27, 2001
                                                   /s/Robert R. Kauffman

                                                    Robert R. Kauffman, CEO,

                                                    Chairman of the Board

         Pursuant to the requirements of the Securities Exchange Act of 1934, this report is signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

      NAME                            TITLE                         DATE

/s/Robert R. Kauffman             Director &                 September 27, 2001
   ------------------             Chief Executive Officer
   Robert R. Kauffman

/s/James T. Hecker                Director                   September 27, 2001
   ---------------
   James T. Hecker

/s/Harold S. Carpenter            Director                   September 27, 2001
   -------------------
   Harold S. Carpenter

/s/Thomas C. LaVoy                Director                   September 27, 2001
   ---------------
   Thomas C. LaVoy

/s/Steven P. Oman                 Director                   September 27, 2001
   --------------
   Steven P. Oman

/s/Robert H. Friesen              Director                   September 27, 2001
   ------------------
   Robert H. Friesen

/s/John A. Carlson                Director &                 September 27, 2001
   ---------------                Chief Financial Officer
   John A. Carlson

                                   APPENDIX I











                     TECHNOLOGY SYSTEMS INTERNATIONAL, INC.


                              FINANCIAL STATEMENTS

                        WITH INDEPENDENT AUDITOR'S REPORT

                  June 30, 2001 and December 31, 2000 and 1999



                     TECHNOLOGY SYSTEMS INTERNATIONAL, INC.


                                TABLE OF CONTENTS



      Independent Auditor's Report
                                                                          1

      Balance Sheets                                                      2

      Statements of Operations`                                           4

      Statements of Stockholders' Equity                                  5

      Statements of Cash Flow                                             6

      Notes to Financial Statements                                       7

      Exhibit A - Unaudited Management's Discussion and Analysis         13


                          INDEPENDENT AUDITOR'S REPORT




To the shareholders and Board of Directors of Technology Systems International, Inc.
Scottsdale, Arizona


I have audited the accompanying balance sheets of Technology Systems International, Inc. as of June 30, 2001 and December 31, 2000 and 1999 and the related statements of operations and cash flows for the six months and years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based upon my audits.

I conducted my audits in accordance with generally accepted auditing standards. These standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable assurance for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Technology Systems International, Inc. as of June 30, 2001 and December 31, 2000 and 1999 and the results of their operations and cash flows for the six months and years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $706,790 for the six months ended June 30, 2001 and has incurred substantial net losses for the seven years ended June 30, 2001 totaling $13,314,725. These factors, and others discussed in Note 15, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.


/s/ Billie J. Allred

Billie J. Allred
Certified Public Accountant

April 12, 2002
Pima, Arizona


                                               TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                                                          BALANCE SHEETS
                                             June 30, 2001 and December 31, 2000 and 1999

                                                          June 30,2001        December 31,2000       December 31,1999
                                                        --------------        ----------------       ----------------

                           ASSETS
CURRENT ASSETS
          Cash                                               $ 339,146                 $ 1,967               $ 12,865
          Accounts Receivable                                    5,147                   9,571                    633
          Inventory                                            746,504                 326,827                 98,489
          Prepaid Expenses                                      45,932                  14,829                      -
                                                           -----------             -----------            -----------
          Total Current Assets                               1,136,729                 353,194                111,987
PROPERTY AND EQUIPMENT
          Furniture and Fixtures                                17,520                  17,855                 18,573
          Computer Equipment                                    95,550                  98,016                 86,116
          Leasehold Improvements                                10,062                  10,062                 10,062
          Office Equipment                                      23,301                       -                      -
          Marketing Equipment                                   23,106                  23,106                 23,106
                                                           -----------             -----------            -----------
          Total Property and Equipment                         169,539                 149,039                137,857
          Less Accumulated Depreciation                       (111,382)               (108,278)               (82,862)
                                                           -----------             -----------            -----------
          Net Property and Equipment                            58,157                  40,761                 54,995

DEVELOPMENT COSTS
          Software Development                                 716,044                 716,044                600,909
          Less Accumulated Amortization                       (119,341)                (47,736)                     -
                                                           -----------             -----------            -----------
          Total Development Costs                              596,703                 668,308                600,909

NON-CURRENT ASSETS
          Beta installations                                         -                 694,224              1,148,283
          Deposits                                              10,664                   5,560                  8,245
          Manufacturing License                                470,000                 470,000                470,000
          Patent License                                       169,000                 169,000                169,000
          Organization Costs                                         -                   9,816                  9,816
                                                           -----------             -----------            -----------
          Total Other Assets                                   649,664               1,348,600              1,805,344
          Less Accumulated Amortization                       (401,337)               (375,441)              (309,577)
                                                           -----------             -----------            -----------
          Net Other Assets                                     248,327                 973,159              1,495.767
                                                           -----------             -----------            -----------
          Total Assets                                     $ 2,039,916             $ 2,035,422           $  2,263,658
                                                           ===========             ===========            ===========

                                          TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                                                      BALANCE SHEETS
                                        June 30, 2001 and December 31, 2000 and 1999

                                                      LIABILITIES

                                                          June 30,2001        December 31,2000       December 31,1999
                                                        --------------        ----------------       ----------------

CURRENT LIABILITIES
          Trade Accounts Payable                              $ 42,522               $ 139,833              $ 562,045
          Other Accounts Payable                                29,690                  18,950                  4,258
          Royalties Payable                                          -                  13,934                      -
          Current Maturities of Long-Term Debt               1,264,542               3,925,646              1,810,852
                                                           -----------             -----------            -----------
          Total Current Liabilities                          1,336,754               4,098,363              2,377,155

LONG-TERM LIABILITIES
          Note Payable to Related Party                         65,000                  65,000                      -
          Note and Obligation Due
               Officer and Shareholders                         24,671                 129,228                100,000
               European Investors Trust                              -               2,609,418              1,141,852
               BI Incorporated                                  15,000                  20,000                 30,000
               EMS Technologies, Inc.                        1,224,871               1,167,000                539,000
                                                           -----------             -----------            -----------
          Total Long-Term Liabilities                        1,329,542               3,990,646              1,810,852
          Less Current Maturities                           (1,264,542)             (3,925,646)            (1,810,852)
                                                           -----------             -----------            -----------
         Net Long-Term Debt                                    65,000                   65,000                      -
                                                           -----------             -----------            -----------
         Total Liabilities                                  1,401,754               4,163,363              2,377,155
                                                           -----------             -----------            -----------

                                                        EQUITY

Common Stock - 25,000,000 Shares Authorized:
$.001 par value; shares issued and outstanding:
          at June 30,2001          21,715,010 shares          $ 21,715                     $ -                    $ -
          at December 31,2000      18,369,691 shares                 -                  18,370                      -
          at December 31, 1999     18,194,102 shares                 -                       -                 18,194

Preferred Stock - 10,000,000 Shares Authorized:
$.001 par value; 0 shares issued and outstanding                     -                       -                      -

Common Stock Subscribed                                        530,408                       -                      -

Additional Paid In Capital                                  13,400,764               9,767,400              9,589,075

Common Stock Warrants                                                -                       -                      -

Common Stock Options                                                 -                       -                      -

Retained (Deficit)                                         (13,314,725)            (11,913,711)           (9,720,766)
                                                           -----------             -----------            -----------
Total Stockholders' Equity (Deficit)                           638,162              (2,127,941)             (113,497)
                                                           -----------             -----------            -----------
Total Liabilities and Stockholders' Equity                 $ 2,039,916             $ 2,035,422            $ 2,263,658
                                                           ===========             ===========            ===========

                                      TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                                              STATEMENT OF OPERATIONS

                                    For the Six Months Ended June 30, 2001 and
                           2000 (Unaudited) and the Years Ended December 31, 2000 and 1999
                                                               Six months
                                             Six months         June 30,              Year                Year
                                              June 30,            2000            December 31,       December 31,
                                                2001           (Unaudited)            2000               1999
                                           ---------------    ---------------     --------------    ----------------

SALES AND SERVICE INCOME                         $ 25,000          $ 210,312          $ 472,982             $ 2,100

DIRECT  COSTS                                     (21,444)           (35,766)          (267,526)                  -
                                           ---------------    ---------------     --------------    ----------------

       Gross operating income                       3,556            174,546            205,456               2,100

GENERAL AND ADMINISTRATIVE
         EXPENSES                                (920,118)          (618,065)        (1,745,038)         (1,313,068)
                                           ---------------    ---------------     --------------    ----------------

       Net operating income (loss)
           before depreciation and
           amortization                          (916,562)          (443,519)        (1,539,582)         (1,310,968)

       Less depreciation and amortization        (118,367)           (46,570)          (141,614)            (90,865)
                                           ---------------    ---------------     --------------    ----------------

         Net operating income (loss)           (1,034,929)          (490,089)        (1,681,196)         (1,401,833)

OTHER INCOME (EXPENSE)
         Income(loss) on Beta test
            site installations                   (209,594)                 -                  -                   -
         Loss on disposition of assets             (7,201)                 -                  -                   -
         Interest expense                        (114,839)          (165,696)          (408,775)           (121,550)
         Other income (expense)                   (34,450)               467           (102,974)              1,356
                                           ---------------    ---------------     --------------    ----------------

         Total other income (expense)            (366,084)          (165,229)          (511,749)           (120,194)
                                           ---------------    ---------------     --------------    ----------------

         Net income (loss)                   $ (1,401,013)        $ (655,318)      $ (2,192,945)       $ (1,522,027)
                                           ===============    ===============     ==============    ================

                                          TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                                            STATEMENTS OF STOCKHOLDERS' EQUITY
                                 For the Six Months Ended June 30, 2001 and the Years Ended
                                               December 31, 2000 and 1999
                                                                                  Additional       Retained
                                Preferred Stock      Common Stock                   Paid-in        Earnings
                               Shares      Amount       Shares         Amount       Capital       (Deficit)        Total
                              -------    --------   -----------      --------     ----------    ------------    ----------
Balance, January 1, 1999           -      $    -     16,727,782        16,727      8,294,062      (8,198,740)      112,049

Shares issued for cash             -           -        434,667           435        489,513               -       489,948

Shares issued for services         -           -        155,166           155        172,835               -       172,990
Cost of stock sales                -           -                                     (39,860)              -       (39,860)
Shares issued for conversion
  of debt                          -           -        854,732           855        659,145               -       660,000
Shares issued for conversion
  relating to sale of stock        -           -         21,755            22         13,380               -        13,402
Net (loss)                         -           -              -             -              -      (1,522,026)   (1,522,026)
                              -------    --------   -----------      --------     ----------    ------------    ----------
Balance, December 31, 1999         -         $ -     18,194,102      $ 18,194     $9,589,075    $ (9,720,766)     (113,497)

Shares issued for cash             -           -         90,000            90        103,410               -       103,500
Shares issued for services         -           -         75,000            75         74,925               -        75,000
Shares issued to
  EMS Technologies, Inc.
  to maintain 15% ownership
  in accordance with
  contractual agreements           -           -         10,589            11            (11)              -             -

Net loss                           -           -              -             -              -      (2,192,945)   (2,192,945)
                              -------    --------   -----------      --------     ----------    ------------    ----------
Balance, December 31, 2000         -      $    -     18,369,691        18,370      9,767,400     (11,913,711)   (2,127,942)

Shares issued for cash             -           -        600,000           600        479,400               -       480,000

Shares issued to European
  Investors Trust for
  conversion of debt at
  $1.15 per share                  -           -      2,745,319         2,745      3,154,372               -     3,157,117

Common stock subscribed            -           -              -             -           (408)              -       530,000

Net (loss)                         -           -              -             -              -      (1,401,013)   (1,401,013)
                              -------    --------   -----------      --------     ----------    ------------    ----------
Balance, June 30, 2001             -           -    $21,715,010      $ 21,715    $13,400,764    ($13,314,723)    $ 638,161

                                     TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                                             STATEMENT OF CASH FLOWS

                  For the Six Months Ended June 30, 2001 and 2000 (Unaudited) and the Years
                                       Ended December 31, 2000 and 1999
                                                                Six months
                                               Six months        June 30,            Year              Year
                                                June 30,           2000         December 31,        December 31,
                                                  2001          (Unaudited)         2000               1999
                                              --------------    ------------    --------------    ----------------

Cash flows from operating activities
    Net (loss)                                 $ (1,401,013)     $ (655,318)     $ (2,192,945)       $ (1,522,027)
    Adjustments to reconcile net loss to net
          cash used in operating activities:
     Depreciation                                    11,050          13,639            25,417              24,981
     Amortization                                    99,371          32,932           113,599              65,863
     Common shares issued for:
       Commissions                                        -               -                 -              13,402
       Services                                           -               -                 -             172,990
     (Increase) decrease in assets
         Accounts receivable                          4,424        (118,435)           (8,938)               (633)
         Inventory                                  (64,993)        (10,075)         (228,338)               (775)
         Prepaid expenses                           (31,103)              -           (14,829)                  -
         Deposits                                    (5,104)         (1,064)            2,685               3,095
     Increase (decrease) in liabilities
         Accrued expenses                            10,740          (1,569)           14,692              (6,675)
         Trade accounts payable                     (97,311)         13,243          (422,212)            374,852
         Royalties payable                          (13,934)              -            13,934                   -
                                              --------------    ------------    --------------    ----------------
    Total adjustments                               (86,860)        (71,329)         (503,990)            647,100
                                              --------------    ------------    --------------    ----------------
Net cash (used) in
      operating activities                       (1,487,873)       (726,647)       (2,696,935)           (874,927)

Cash flows from investing activities
    Purchase of property and equipment            $ (20,500)       $ (2,166)        $ (11,182)          $ (13,350)
    Software development                                  -         (85,342)         (115,135)           (145,366)
    Beta test installations                         339,539         (88,823)          454,059            (703,843)
                                              --------------    ------------    --------------    ----------------
    Net cash provided (used) in
      investing activities                          319,039        (176,331)          327,742            (862,559)
                                              --------------    ------------    --------------    ----------------
Cash flow from financing activities
     Proceeds from corporate loans                  496,013         867,553         2,189,794           1,901,852
     Corporate loans paid                                 -         (60,536)          (10,000)           (668,000)
     Common stock subscribed                        530,000               -                 -                   -
     Sale of common shares                          480,000          92,001           178,501             489,948
     Cost relating to shares sold                         -               -                 -             (39,860)
                                              --------------    ------------    --------------    ----------------

    Net cash provided by
      financing activities                        1,506,013         899,018         2,358,295           1,683,940
                                              --------------    ------------    --------------    ----------------

Net increase (decrease) in cash                     337,179          (3,960)          (10,898)            (53,546)

Cash at beginning of period                 -         1,967          12,865            12,865              66,411
                                              --------------    ------------    --------------    ----------------

Cash at end of period                             $ 339,146         $ 8,905           $ 1,967            $ 12,865
                                              ==============    ============    ==============    ================

                     TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  June 30, 2001 and December 31, 2000 and 1999

NOTE 1   NATURE OF BUSINESS

HISTORY

Technology Systems International, Inc. (TSI) was incorporated on May 16, 1994, in the state of Nevada.

The primary business of the Company is marketing products to be used in the identification, location, monitoring, tracking and personal safety of confined populations. The products will be sold primarily to U.S. prisons and jails.

The Company's roots date back to 1985 when Dr. James Ricketts left public service. He had completed 6 1/2 years as Director of Corrections for the states of Colorado and Arizona. In addition, he served 1 1/2 years as Deputy Director and 6 years as a warden of medium or maximum security prisons within the states of Georgia and Florida. His personal experience gave him a vision of providing technological solutions to help overcrowded and under-staffed prison facilities become safer and more efficient by using state of the art technology to identify prison populations and to automate the data management process.

Dr. Ricketts started a patent search in September 1990, filed the patent application in July 1991 and received United States Patent No. 5,218,344 in June 1993. Motorola, Inc. (Motorola) was selected as the exclusive supplier of this product because it was active in developing and implementing similar technology for the U.S. Government Department of Defense. In August 1990, Motorola agreed to assist in developing the product. Using their existing Combined Arms Training Integrated Evaluation System (CATIES) technology, which is successfully operating in Fort Ervin, California, they were able to develop a product which included computer hardware devices and software to identify, locate and manage confined populations.

On March 30, 1995, TSI successfully completed an agreement with Motorola that changed its business intent from marketing rights to an exclusive manufacturing license. TSI, under this license, controls the development of the system, which utilizes Motorola technology. TSI defines the hardware and software components of the system. Strategic partners complete the hardware designs and manufacture the products. TSI develops the system software internally.

The Company entered into an agreement effective March 30, 1995 with BI Incorporated, a Colorado corporation to license the patents and intellectual property relating to tamper technology used in home arrest programs.

On September 15, 1995, the Company signed a Teaming Agreement and Product Development Contract with EMS Technologies, Inc. (EMS), a division of Electromagnetic Sciences, Inc. of Atlanta, Georgia. Under this agreement, EMS provides the engineering designs for the Motorola technology, completes all Alpha and Beta testing and manufactures the hardware devices.

In conjunction with the license agreement with Motorola, the Company assumes the service and support responsibility for the system, which was installed by Motorola at the California State Prison-Corcoran. This arrangement provides the Company potential service revenue and a proven base for evaluating equipment performance.

Early in the year 2000, the Company developed and implemented a comprehensive national sales and distribution strategy. Multi-state distribution contracts have been awarded to ISI Systems, Inc. of San Antonio, Texas and Maximum Security Response Technologies, Inc. (SRT), Inc. of Middleton, Massachusetts. SRT is a well known sales, consulting and marketing firm to the correction industry. Ownership of SRT is divided among members who are former Directors of Corrections in several eastern states.

Also, during 2000, Beta testing of the Company's products was brought to a conclusion and the TSI PRISMTM system was released for sale. Beta team systems at the Arizona prison site were removed as the cost of retrofitting the site with product conforming to technology released for sale, was prohibitive. The first commercial sale of a TSI PRISM system occurred in August of 2000, to a juvenile corrections unit operated by the City of Littlefield, Texas. The Company continues to operate two pilot prison sites at Cal patria and Mule Creek, California.

The Company continues with research and design activities directed toward improving accuracy of its tracking system and developing additional features and enhancements. However, the primary emphasis of the organization has shifted to sales and marketing and the accelerated growth of revenues.

                     TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  June 30, 2001 and December 31, 2000 and 1999

NOTE  2    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING METHOD

The Company's financial statements are prepared using the accrual method of accounting on a fiscal year basis. (See Note 14)

PROVISION FOR TAXES

The Company has a net operating loss in the amount of $11,007,893 which may be carried forward to reduce taxable income in future years. No provision for income taxes has been recorded for the seven years and one month ended June 30, 2001.

DEPRECIATION

The useful lives of property and equipment for purposes of computing depreciation on the straight-line method are:

              Furniture and fixtures             5-7 years
              Computers                          5 years
              Leasehold improvements             5 years
              Marketing equipment                5 years

INVENTORIES

Inventories are stated at the lower of cost or market determined by the LIFO method or market.

NON-CURRENT ASSETS

The cost of the manufacturing license is being amortized on the straight-line method over the remaining life of 5 years. Amortization expense charged to operations for the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999 were $23,500, $47,000 and $47,000 respectively.

The cost of the patent license is being amortized on the straight-line method over the remaining life of 5 years. Amortization expense is charged to operations for the six months ended June 30, 2001, and the years ended December 31, 2000 and 1999 were $8,450, $16,900 and $16,900 respectively. Payment for the patent license was a one-time fee paid to BI, Incorporated for the right to use and embody 11 patents that deal with a tamper technology that transmits an alarm into the TSI technology. Management has reviewed the patent license agreement and even though the Company receives the benefit of paying no royalty under the agreement for the first 28,166 units produced and then pays a fee of up to $6.00 per unit it has elected to use the straight-line method until the number of units produced exceeds the remaining value, at which time the difference will be expensed and charged to operations.

REVENUE RECOGNITION

The Company follows the completed-contract method of accounting for contracts. From inception of the Company, it has not entered into any contracts that extend beyond one year and it does not anticipate doing so. Accordingly, revenue and costs of individual contracts are included in operations in the year during which they are completed. Losses expected to be incurred on contracts in progress are charged to operations in the period such losses are determined. The aggregate of costs of uncompleted contracts in excess of related billings is shown as a current asset, and the aggregate of billings on uncompleted contracts in excess of related costs is shown as a current liability. Because of the limited number of contracts completed through June 30, 2001, there are no costs or billings on uncompleted contracts.

                     TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  June 30, 2001 and December 31, 2000 and 1999


NOTE  3   INVENTORIES

Inventories at June 30, 2001, December 31, 2000 and 1999 consist of finished component parts and are stored at the following locations.

                              June 30,       Dec. 31       Dec. 31
                                2001           2000         1999
                              ---------    ----------    ----------

T.S.I. warehouse               366,852      $ 282,560      $ 98,489
EMS Technologies, Inc.          24,968         44,267           -
Calpatria prison facility      239,040            -             -
Mule Creek prison facility     115,644            -             -
                              ---------    ----------    ----------
Total                        $ 746,504     $  326,827      $ 98,489

The inventories at the Calpatria and Mule Creek prison sites are the non-permanent components of the TSI PRISM system that may be removed and resold.

NOTE  4    BETA TEST SITE INSTALLATIONS

Beta test sites for the TSI PRISM system have been installed at the Calpatria and Mule Creek, California prison facilities. The systems in these facilities are available for demonstration purposes to all potential customers. Because of the uncertainty relating to the eventual sale of these installations, the net costs of the installations have been expensed and charged to operations as of June 30, 2001.

NOTE  5    REMOVAL OF COLLATERAL PLEDGE ON ASSETS

Effective January 31, 2001, the pledge of assets as collateral was removed on the note payable due European Investors Trust (a related party). The note in the amount of $3,157,117 was converted to common stock. (See Note 9)

NOTE  6   RESEARCH AND DEVELOPMENT AND CAPITALIZED SOFTWARE

The Company capitalizes internally developed and purchased software costs in accordance with Statement of Financial Standards (SFAS) No. 86. Capitalization of development costs of software products begins once the technological feasibility of the product is established. Management has determined that technological feasibility was attained on the Company's software products at the time of the purchase of license agreements in 1994 (Note 1). Additionally, all amounts expended for software development from inception to December 31, 2000 are considered to be enhancements to the original purchase and are also capitalized. Software development expenditures are as follows:

                1995                   $     12,316
                1996                        143,027
                1997                        149,245
                1998                        150,955
                1999                        145,366
                2000                        115,135
                                            -------

                                          $ 716,044

                     TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  June 30, 2001 and December 31, 2000 and 1999


NOTE 7   NOTE AND OBLIGATION DUE EMS TECHNOLOGIES, INC.

Note dated December 23, 2000 bearing interest at the rate of 10% annum.

The note is due on the earlier of:
1)  December 31, 2001                                    $1,167,000
2)  The date on which the Company closes funding
      of at least $2,500,000 in additional debt
      or equity financing
3)  Up to $562,000 of the principal balance, to the
      extent of funds received by the Company from the
      State of California, Cal patria or Mule Creek
       prisons.

Accrued interest  at June 30, 2001                           57,871
                                                         -----------
                                                         $1,224,871
                                                         ===========

NOTE  8  NOTE PAYABLE DUE BI INCORPORATED

A note in the amount of $15,000 is due under the Patent Licensing Agreement to BI Incorporated payable in quarterly installments of $2,500.

NOTE 9  NOTE PAYABLE DUE EUROPEAN INVESTORS TRUST (A RELATED PARTY)

Certain shareholders and members of the Company Board of Directors collectively own 90% of the European Investors Trust.

Effective May 1, 1999 the Company entered into a loan agreement in the amount of $2,000,000 with European Investors Trust (EIT). The terms of the agreement stipulate that certain shareholders shall provide shares of TSI common stock owned by them for sale through the Trust, the proceeds of which will be loan to TSI.

On December 28, 2000 the loan agreement was amended to extend the due date of the loan to January 31, 2001. It was also agreed that the original $2,000,000 amount of the loan would be increased sufficiently to allow for the Company to meet its operational needs through January 31, 2001.

Interest at the rate of 18% per annum accrued on all loan advances. Additionally, a loan origination fee of 15% of each loan advance was paid to the shareholders by including the origination fee in the principal of the loan balance.

Effective January 31, 2001, the principal amount of the loan balance in the amount of $3,157,117 was converted to 2,745,319 shares of common stock at the rate of $1.15 per share.

NOTE  10   NOTES PAYABLE TO RELATED PARTIES

At June 30, 2001 notes are payable to the following shareholders and related parties:

                                                Short-Term        Long-Term
Note due Evert Eggink, dated April 22,
1999 at 8% per annum interest, due on demand       10,000               -

Note due James Ricketts, dated June 28,
1999, at 10% per annum interest                       -              65,000

Accrued Interest due shareholders                  14,228               -__
                                                ----------       -----------

                                                $ 129,228         $  65,000
                                                ==========       ===========

                     TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                  June 30, 2001 and December 31, 2000 and 1999


NOTE  11   COMMITMENTS AND CONTINGENCIES

Lease Commitments

Effective May 1, 2001, the Company renewed the lease on expanded office facilities at the Scottsdale Airpark, Scottsdale, Arizona. The office space comprises 7,221 square feet and is leased at the rate of $4.337 per month escalating to $8,094 per month.

Commitments on this lease, which expires August 31, 2004 are as follows:

          Year Ending                Lease Commitment
          -------------              ----------------
          June 30, 2002              $    82,254
          June 30, 2003                   91,976
          June 30, 2004                   96,392
          June 30, 2005                   16,188
                                        --------
          Total                      $   286,810
                                        ========

NOTE  12   COMMON STOCK WARRANTS

A warrant to acquire 800,000 common shares was granted to Electromagnetic Sciences, Inc. to secure payment of the Company's obligation under a Stock Purchase Agreement dated December 23, 1998. Effective December 31, 1999 the warrant was neither exercised or extended and was therefore expired.

NOTE  13  COMMON STOCK OPTIONS

The Company has an Employee Stock Option Plan where 2,661,000 shares have been granted of which 1,773,000 shares are fully vested and 888,000 shares remain to be distributed according to various vesting provisions.

NOTE  14  CAPITAL STOCK SUBSCRIBED

530,000 shares of common stock have been sold at June 30, 2001 at $1 per share but have not been issued to the investor. Additionally, 408,409 shares of common stock are to be issued to EMS Technologies, Inc. to maintain a 15% ownership in accordance with contractual agreements.

NOTE  15   UNCERTAINTIES

The accompanying financial statements have been prepared on the basis of a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. At June 30, 2001, the Company was in a deficit position from accumulated operating losses in the amount of $13,314,725 and was experiencing a negative cash flow from ongoing operations.

Continuation of the Company as a going concern is dependent upon obtaining additional capital and achieving satisfactory levels of profitable operations. The financial statements do not include any adjustments relating to the realization of assets and liquidation of liabilities that might be necessary should the Company be unable to continue as a going concern.

Although a successful resolution of these uncertainties is not assured, management is of the opinion that additional capital can be raised.

NOTE 16   SUBSEQUENT EVENTS

On August 14, 2001, the Company applied with the Internal Revenue Service and the Arizona Department of Revenue to change from a calendar year to a fiscal year ending June 30. Management has determined that the fiscal year would more accurately coincide with the Company's natural business cycle. Federal and Arizona income tax returns were timely filed for the six month short period ending June 30, 2001.

                                    EXHIBIT A

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

1.   Liquidity and Capital Resources.

As of June 30, 2001, the Company's current liabilities exceeded current assets by $200,025, (17.59%). The major component of the current liabilities (94.60%) are debt instruments owed to either Officers, Shareholders, or other related parties who have continued to support the Company's effort to sell its proprietary security system. The ability to continue to borrow working capital or revenues generated from sales will be required for the Company to continue operations, neither of which can be assured at this time.

         Manufacturing License

The Manufacturing License is an agreement entered into between Motorola, Inc. - Government Space Technology Group and TSI, which agreement was finalized on March 27, 1995. The agreement called for an initial payment of $470,000, which has been made, in exchange for the following:

         For a period of ten (10) years from the date of the last signature to this Agreement, MOTOROLA grants TSI an exclusive (except as to MOTOROLA) license and right within the Licensed Market, without right to sub-license to: (1) use, copy and modify License Technology; and (2) use, make, have made, sell, lease, and otherwise dispose of, and repair products embodying the Licensed Technology and Licensed Technology modified by TSI.

         "Licensed Technology" shall mean MOTOROLA Intellectual Property uniquely relating to the Prison Headcount, Identification and Location System (PHILS) product, as defined by MOTOROLA, arising solely from the efforts of the Government and Space Technology employees and fixed in a tangible medium of expression on or before March 27, 1995, as listed in Attachment A, regardless of the stage of development or completion, but shall not include MOTOROLA Intellectual Property related to semiconductor devices, integrated circuits, surface acoustical wave devices, voltage regulators or transmitting antennas.

         "Licensed Market", singular or plural shall mean guarded secure facilities anywhere in the world for housing persons whose freedom is restricted as a result of criminal incarceration. Such guarded secure facilities included correctional institutions, detention centers, prisons, hospitals, psychiatric institutions, juvenile facilities, work camps, prison schools, rehabilitation centers, secure courtrooms and other locations so long as they are guarded and secure and directly associated with a criminal justice system, but exclude home-arrest facilities or systems.

And a royalty payment of up to 3.5% of the retail selling price of components sold based upon the licensed technology. At June 30, 2001, the complete contract price has been paid.

The Company is amortizing this to expense n a straight-line method over the initial life of the contract, which is ten years, and the book value at June 30, 2001, net of accumulated amortization is approximately $176,000.

         Patent License

The patent license was a one-time fee paid to BI, Incorporated for the right to use and embody 11 patents dealing with tamper technology that will transmit an alarm all of which can be incorporated into the TSI technology. The Patent License was fully executed on the 30th day of March 1995. Similar in many respects to the agreement reached with Motorola, TSI was supplied with detailed drawings, test information and data, which ensured the Company of the ability to incorporate the technology.

Management has reviewed the patent license agreement and even though the Company receives the benefit of paying no royalty under the agreement for the first 28,166 PASS units produced and then pays a fee of up to $6.00 per unit it has chosen to use the straight-line method until such time as the number of units actually produced exceeds the remaining value, wherein it would expense any difference.
The approximate book value, net of accumulated amortization, at June 30, 2001 is $63,000

            Software Development

The software system was acquired from Motorola as part of the Manufacturing License Agreement. This system interprets signals sent by transmitters worn by either staff and officers or the inmates and then indicates this information on a display, which offered a unique management tool for the Corrections Industry.

Upon acquisition of the Manufacturing and Patent Licenses the Company laid out a plan to further refine the system. The plan incorporated the miniaturization of certain electronic and hardware components, the creation of the PASS unit (the unit to be worn by inmates), and a plan to further develop the software capabilities.

Over the course of the next five years, the Company continued to refine the software system and display techniques spending approximately $716,000. The complexity of the interaction of the signals, recognition of signal strengths, differentiation on time of arrival signal stamping lead to internal software interaction coding and decoding algorithms adjustments to ensure accuracy and reliability.

The Company ceased capitalizing expenses upon the first sale of a system, which was to the Town of Littlefield, Texas in Calendar Year 2000. Since that time the Company is amortizing to expense on a straight line method over a period of five years. At June 30, 2001 the approximate book value of the Software Development, net of amortization is $596,000.

The Company is a Member of the American Correctional Association which was founded in 1870. As a member the Company receives a wealth of information regarding the Corrections Industry, which includes, among other things, statistical information on the number of individuals incarcerated, the number and type of current facilities, the number and type of facilities to be built in the near future, capital budgets and differentiation of adult and juvenile facilities by state within the United States. In the ACA's publication for the year 2000, there were 1,203,198 adult individuals incarcerated in the United States by the states and another 130,378 adult individuals incarcerated by the Federal Bureau of Prisons. The juvenile population accounts for another 52,699 individuals, most of whom are in secure facilities. The number of Adult facilities in the United States in 2000, was 874 male only population institutions, 84 female only population institutions and 60 coed institutions for a total of 1,018 institutions total whose Capital expenditure budgets for new facilities and major renovation was almost 3 Billion Dollars US. These Facilities Operating Budgets exceeded 26 Billion Dollars US in the year of 2000.

Management of the Company reviews the net values of intangible assets to determine if the net carrying values are supported by net future cash flows. To complete this review, management assumes the remaining useful life and projected amortization expense, when applicable, competitive conditions, production lead times and the projected sales revenue to be achieved utilizing those assets.

To date the Company has not had substantial cash flows, however, based upon currently completed contracts, contracts under negotiations, proposals outstanding and potential market, management believes the carrying values are exceeded by the net future cash flows.

If for some reason the Company is unable to achieve its projected market penetration in the near future (over the next five years), then the value of these assets might be diminished.

The Company continues operations with a limited amount of working capital and has relied upon investment capital from shareholders, loans from Officers, Directors and Shareholders, and the continued cooperation of suppliers. Provided that these Individuals and entities continue to support the Company, it believes that it can maintain operations until such time as revenues generated from sales will sustain the Company.

However, there can be no assurance that these Officers, Directors, Shareholders and suppliers will continue or can continue to support the Company.

2.   Results of Operations.

For the six months ending June 30, 2001 compared to June 30, 2000.

Revenues were down $185,312 (88.11%). The component of revenue for the period ending June 30, 2000 was from the sale of a system to the City of Littlefield in Texas versus the site engineering contract entered into with the State Of Michigan on the WJ Maxey School for Boys Training for the period ending June 30, 2001. The Company does not believe that any particular significance should be placed on the reduced revenue at this time as the Company's Marketing efforts have just begun to coincide with several state's procurement processes.

Direct costs were down by $14,322 (40.04%) The Direct cost component at June 30, 2001, ($21,444) were costs incurred on the site design for the State Of Michigan, WJ Maxey School for Boys Training versus the $35,766 incurred in the beginning stage of the contract for installation of a system with the City of Littlefield in Texas.

General and Administrative costs increased $302,053 (48.87%) over the prior period. This increase can be attributed to an increase in the number of management and marketing personnel and the fact that all software engineers have been retained by the Company to continue to improve the system, design installations and support installations as they come on line.

Interest expense decreased by $50,857 (30.69%) and can be attributed to the reduction in borrowings which reduced interest expense.

For the year ending December 31, 2000 compared to December 31, 1999.

Revenues at December 31, 2000 were $472,982 as compared to $2,100 for the same period in the prior year. Revenue for the period ending December 31, 2000 was from the sale of a system to the City of Littlefield in Texas, which is the Company's first commercial sale. Revenue for the prior period is from a maintenance contract the responsibility of which the Company assumed from Motorola during the acquisition of the Manufacturing License. The Company believes that revenues for the next twelve to eighteen months may fluctuate radically as acceptance of new technology in any industry can not be predicted.

Direct costs were $267,526 for the period ended December 31, 2000 and were all associated with components purchased to fulfill the City of Littlefield, Texas contract.

General and Administrative costs increased $431,970 (32.90%) over the prior period. This increase can be attributed to an increase in the number of management and marketing personnel and the fact that all software engineers have been retained by the Company to continue to improve the system, design installations and support installations as they come on line.

Interest expense increased by $287,335 (236.3 9%) and can be attributed to the increase in borrowings to maintain operations. The increase in other expense is associated with an adjustment in the carrying value of inventory.

                                   APPENDIX J







                       TECHNOLOGY SYSTEMS INTERNATIONAL, INC.

                     UNAUDITED INTERIM FINANCIAL STATEMENTS

                       For the Three and Six Month Periods
                        Ended December 31, 2000 and 2001


                                      INDEX



   Financial Statements
     Condensed Balance Sheets
              December 31, 2001 (Unaudited) and
              June 30, 2001 Audited.................................    3 - 4
     Condensed Statement of Operations
              For the Three Month Period Ended
              December 31, 2001 and 2000 (Unaudited). ..............      5
     Condensed Statement of Operations
              For the Six Month Period Ended
              December 31, 2001 and 2000 (Unaudited)................      6
     Condensed Statement of Cash Flows
              For the Six Month Period Ended
              December 31, 2001 and 2000 (Unaudited)................      7
     Notes to Condensed Financial Statements (Unaudited)............      8

   Management's Discussion and Analysis of Financial Condition
            And Results of Operations...............................      9

           TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                    A Nevada Corporation

                       BALANCE SHEET
 as of June 30, 2001 (Audited) and December 31, 2001 (Unaudited)

                         ASSETS
                                                    December 31,      June 30,
                                                        2001            2001
                                                    -----------     -----------
CURRENT ASSETS
     Cash                                           $    14,957     $   339,146
     Accounts receivable                                 55,577           5,147
     Inventory                                          816,735         746,504
     Prepaid expense                                     43,063          45,932
                                                    -----------     -----------
     Total current assets                               930,332       1,136,729
                                                    -----------     -----------
PROPERTY AND EQUIPMENT
     Furniture and fixtures                              12,731          17,520
     Computer equipment                                  87,278          95,550
     Leasehold improvements                              10,062          10,062
     Office equipment                                    60,996          23,301
     Marketing equipment                                 23,106          23,106
                                                    -----------     -----------
     Total property and equipment                       194,173         169,539
                                                    -----------     -----------
     Accumulated depreciation                          (113,573)       (111,382)
                                                    -----------     -----------
     Total property and equipment,
         less accumulated depreciation                   80,600          58,157
                                                    -----------     -----------
DEVELOPMENT COSTS
     Software development                               716,044         716,044
     Accumulated amortization                          (190,945)       (119,341)
                                                    -----------     -----------
     Total development costs, less
         accumulated amortization                       525,099         596,703
                                                    -----------     -----------
NON-CURRENT ASSETS
     Deposits                                            10,525          10,664
     Manufacturing license                              470,000         470,000
     Prepaid royalty expense                            169,000         169,000
                                                    -----------     -----------
     Total other assets                                 649,525         649,664
                                                    -----------     -----------
     Accumulated Amortization                          (434,106)       (401,337)
                                                    -----------     -----------
     Total other assets, less
         accumulated amortization                       215,419         248,327
                                                    -----------     -----------
     Total assets                                   $ 1,751,450     $ 2,039,916
                                                    ===========     ===========

                  TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                          A Nevada Corporation

                             BALANCE SHEET
     as of June 30, 2001 (Audited) and December 31, 2001 (Unaudited)

                              LIABILITIES
                                                    December 31,      June 30,
                                                        2001            2001
                                                    -----------     -----------
CURRENT LIABILITIES
     Trade accounts payable                         $   180,656     $    42,522
     Other accounts payable                              59,729          29,690
     Accrued expenses payable                           148,919
     Taxes payable                                           37
     Deferred Income                                     59,951
     Royalties payable
     Current maturities of long-term debt             1,596,500       1,264,542
                                                    -----------     -----------
     Total current liabilities                        2,045,792       1,336,754
                                                    -----------     -----------
LONG-TERM LIABILITIES
     Note payable to related party                       65,000          65,000
     Note and obligation due to:
         Officers and shareholders                      419,500          24,671
         European investor trust
         BI Incorporated                                 10,000          15,000
         EMS Technologies, Inc.                       1,167,000       1,224,871
                                                    -----------     -----------
     Total long-term liabilities                      1,661,500       1,329,542

     Current maturities                              (1,596,500)     (1,264,542)
                                                    -----------     -----------
     Total long-term liabilities, less
         current maturities                              65,000          65,000
                                                    -----------     -----------
     Total liabilities                                2,110,792       1,401,754
                                                    -----------     -----------

Preferred stock - 10,000,000 shares authorized $.001 par value; 0 shares issued and outstanding

Common stock - 25,000,000 shares authorized
     $.001 par value; shares issued and outstanding
         at June 30, 2001       21,715,010 shares                        21,715
         at December 31, 2001   21,715,010 shares        22,983
Addditional paid-in-capital                          14,030,267      13,400,764

Common stock subscribed                                                 530,408

Accumulated defecit                                 (14,202,870)    (13,105,130)
                                                    -----------     -----------
Total stockholders' equity (deficit)                   (359,342)        638,162
                                                    -----------     -----------
Total liabilities and stockholders' equity          $ 1,751,450     $ 2,039,916
                                                    ===========     ===========

                TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                         A Nevada Corporation

                       STATEMENT OF OPERATIONS
       FOR THE THREE MONTH PERIOD ENDED DECEMBER 31, 2001 AND 2000
                      BOTH PERIODS ARE UNAUDITED


                                                    December 31,    December 31,
                                                        2001            2000
                                                    -----------     -----------
Revenues
     Sales income                                   $    55,532     $
     Service income
     Other discounts given                                               (3,684)
     Sales discounts given                                               (2,513)
                                                    -----------     -----------
     Gross Revenue                                       55,532          (6,196)
                                                    -----------     -----------
Direct Costs
     Sales income                                        55,448         100,552
     Royalty
     Service income                                          30
                                                    -----------     -----------
     Total direct costs                                  55,478         100,552
                                                    -----------     -----------
     Gross Profit                                            54        (106,748)
                                                    -----------     -----------
General and Administrative Expenses                     399,452         793,518
                                                    -----------     -----------
     Net operating income (loss)                       (399,398)       (900,266)
                                                    -----------     -----------
     Depreciation and amortization                      (57,263)        (58,160)
                                                    -----------     -----------
Other income (expense)
     loss on disposition of assets                       (1,522)
     Interest expense                                   (45,622)       (136,320)
     Other income (expense)                               9,259         (72,453)
                                                    -----------     -----------
     Total other income (expense)                       (37,884)       (208,773)
                                                    -----------     -----------
Net Income                                          $  (494,545)    $(1,167,199)
                                                    ===========     ===========
Net Income (Loss) Per Share of Common Stock         $     (0.02)    $     (0.06)
                                                    ===========     ===========

Weighted average number of shares outstanding
     during period reported on                       22,533,923      18,293,061

                  TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                           A Nevada Corporation

                          STATEMENT OF OPERATIONS
         FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2001 AND 2000
                         BOTH PERIODS ARE UNAUDITED
                                                    December 31,    December 31,
                                                        2001            2000
                                                    -----------     -----------
Revenues
     Sales income                                   $    60,127     $   268,867
     Service income
     Other discounts given                                               (3,684)
     Sales discounts given                                               (2,513)
                                                    -----------     -----------
     Gross Revenue                                       60,127         262,670
                                                    -----------     -----------
Direct Costs
     Sales income                                        59,168         231,759
     Royalty
     Service income                                          30
                                                    -----------     -----------
     Total direct costs                                  59,198         231,759
                                                    -----------     -----------
     Gross Profit                                           929          30,911
                                                    -----------     -----------
General and Administrative Expenses                     814,507       1,126,973
                                                    -----------     -----------
     Net operating income (loss)                       (813,579)     (1,096,063)
                                                    -----------     -----------
     Depreciation and amortization                     (114,885)        (95,044)
                                                    -----------     -----------
Other income (expense)
     Loss on disposition of assets                       (1,522)
     Interest expense                                   (79,563)       (243,079)
     Other income (expense)                             (88,191)       (103,441)
                                                    -----------     -----------
     Total other income (expense)                      (169,276)       (346,520)
                                                    -----------     -----------

Net Income (Loss)                                   $(1,097,740)    $(1,537,626)
                                                    ===========     ===========
Net Income (Loss) Per Share of Common Stock         $     (0.05)    $     (0.08)
                                                    ===========     ===========
Weighted average number of shares outstanding
     during period reported on                       22,405,771      18,288,876

                 TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                         A Nevada Corporation

                       STATEMENT OF CASH FLOWS
       FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2001 AND 2000
                      BOTH PERIODS ARE UNAUDITED

                                                    December 31,    December 31,
                                                       2001             2000
                                                    -----------     -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
     Net Loss                                       $(1,097,867)    $(1,537,626)
     Adjustments to reconcile net loss to net cash
     (used in) operating activities:
         Gain on sale of asset                             (150)
         Loss on sale of inventory                        1,672
         Write-off/scrap unusable inventory              94,430         358,393
         Depreciation                                    10,513          11,777
         Amortization                                    94,557          80,668
         (Increase) decrease in assets:
            Current assets                             (213,893)        (60,894)
         Increase (decrease) in liabilities:
            Current liabilities                         316,163         383,258
                                                    -----------     -----------
     Total adjustments                                  303,291         894,990
                                                    -----------     -----------
     Net cash (used in) operating activities:          (794,576)       (642,636)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Additions to property and equipment                (32,956)         (9,734)
     Additions to software development                                  (29,793)
         Addition to deposits                            (1,519)         (1,488)
                                                    -----------     -----------
     Net cash (used in) investing activities:           (34,476)        (41,015)
                                                    -----------     -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from borrowings                           404,500         690,215
     Payments on borrowings                                            (100,000)
     Proceeds from sale of stock                        100,363          86,500
                                                    -----------     -----------
     Net cash provided by financing activities:         504,863         676,715
                                                    -----------     -----------
(DECREASE) INCREASE IN CASH                            (324,189)         (6,936)
                                                    -----------     -----------
CASH AT BEGINNING OF PERIOD                             339,146           8,903
                                                    -----------     -----------
CASH AT END OF PERIOD                               $    14,957     $     1,967
                                                    ===========     ===========


                     TECHNOLOGY SYSTEMS INTERNATIONAL, INC.
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
   FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2001 AND 2000 (Unaudited)

Note 1 - Condensed Financial Statements

The condensed balance sheet as of December 31, 2001, the condensed statements of operations for the three and six months ended December 31, 2001 and 2000, and the condensed statements of cash flows for the three and six months ended December 31, 2001 and 2000, have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, changes in shareholders' equity and statements of cash flows at December 31, 2001 and for all periods presented have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's June 30, 2001 Audited Financial Statements.

The results of operations for the periods ending December 31, 2001, are not necessarily indicative of the operating results for the full year.

Note 2 - Accounts Receivable

            Of the current receivable, $55,000 is due TSI from the State of Michigan, Family Independence Agency for the installation of cabling at the WJ Maxey School for Boys Training.

Note 3 - Current Liabilities

            The majority of the increase in accounts payable and accrued expenses payable is as a result of the ongoing contract for installation at the WJ Maxey School for Boys Training in the State of Michigan. Deferred income of $59,951 has been recorded and represents the first year service and maintenance contract on the WJ Maxey School for Boys. The deferred income will be recognized, along with its expense, over the course of the contract, which is one year from certification by the State of Michigan of acceptance of the installation.

Note 4 - Note and Obligations due to Officer and Shareholders

            Notes and obligations due to Officers and Shareholders increased by $394,829, which funds were primarily used to fund ongoing operations.

Note 5 - Common Stock Subscribed

            The decrease in Common Stock Subscribed is as a result of the issuance of shares that were subscribed and paid for prior the Company's June 30, 2001 year end, but which shares were issued doing the period ending December 31, 2001.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

1.   Liquidity and Capital Resources.

As of December 31, 2001, the Company's current liabilities exceeded current assets by $1,115,460, a ratio of 2.2:1. Over 75% of the current liabilities are debt instruments owed to either Officers, Shareholders, or other related parties who have continued to support the Company's effort to sell its proprietary security system. The ability to continue to borrow working capital or revenues generated from sales will be required for the Company to continue operations, neither of which can be assured at this time.

The Company had completed a separate site preparation contract for the WJ Maxey School for the Boys Training in the State of Michigan at December 31, 2001. During the quarter ended March 31, 2002, the Company was in the process of completing a system installation and certification at the same location related to a $1 million contract.

During the period hereon reported, Officials from the Federal Bureau of Prisons
(FBOP), Corrections Corporation of America ("CCA") (a publicly traded company) and Canada's Correctional Agency have all visited the Company's installation at Calpatria in California. As a result of these visits, the Company is in negotiations with FBOP for two installations, negotiating a potentially viable private arrangement with CCA and has scheduled a second visit with Officials from the Canadian Corrections Agency.

The Company entered into an Agreement to be acquired by a public company known as Alanco Technologies, Inc. (Alanco) in December of 2001. Under the Agreement, the Shareholders will receive approximately 1 share of Alanco's common stock for every 4 shares of TSI outstanding and could earn an additional 3 shares of a new class of common stock being created by Alanco if sales of TSI's system reach goals which have been agreed to (See "Alanco - TSI Memorandum of Agreement")

Subsequent to period ending hereon reported, Alanco has loaned TSI $360,000 for continuing operations and on March 14, 2001, Officials for the State of Michigan certified the installation at the WJ Maxey School for Boys Training as acceptable and the company should see the additional revenue shortly. Also subsequent to period ending hereon reported, the Company received an advance of $150,000 from State of Michigan, Family Independence Agency on a new contract for a second installation.

These factors along with the continued support of the Company's shareholders leads management to believe that it can continue to fund operations until such time as revenues generated from sales will sustain the Company

2.   Results of Operations.

Six months ending December 31, 2001 compared to six months ending December 31, 2000.

Revenues were down $202,543 (77.11%). The component of revenue for the period ending December 31, 2000 was the sale of a system to the City of Littlefield in Texas versus a separate site preparation contract entered into and completed this period with the State Of Michigan on the WJ Maxey School for Boys Training.

Direct costs decreased by $172,561 (74.46%), most of which can be attributed to the decrease in work associated with the corresponding component of Revenues.

General and Administrative expenses for the six months ended December 31, 2001 decreased by $312,399 or 27.7%, when compared to the comparable period of the prior year. During the six months ended December 31, 2000, the Company expensed $454,058 related to a beta test site located in Arizona. General & administrative expense, net of the beta test site charge, actually increased by $141,719, or 129%, dur to increases in personnel and related items.

Interest expense decreased by $163,516 (67.27%), most of which is associated with the conversion of debt to equity which occurred prior to the end of the Company's audited year ending June 30, 2001.

                            APPENDIX K







Semple & Cooper, LLP
Certified Public Accountants and Consultants
2700 North Central Avenue, Ninth Floor
Phoenix, Arizona 85004
Telephone (602) 241-1500     Fax (602) 234-1867





               CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report, dated August 30, 2001 on the financial statements of Alanco Technologies, Inc. and Subsidiaries included in the Form DEF 14A.

/s/ Semple & Cooper
Certified Public Accountants

Phoenix, Arizona
March 18, 2002

                           APPENDIX L





Billie J. Allred
Certified Public Accountant
Post Office Box 1141
232 East 300 South
Pima, Arizona 85543
Telephone (928) 485-0678     Fax (928) 485-0105





           CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANTS

As an independent certified public accountant, I hereby consent to the incorporation of my report, dated August 5, 2001 on the financial statements of Technology Systems International, Inc. included in the Form DEF 14A.

/s/ Billie J. Allred
Certified Public Accountant

Phoenix, Arizona
March 18, 2002